As filed with the Securities and Exchange Commission on June 5, 2018

1933 Act File No. 333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT	☒
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

GLADSTONE INVESTMENT CORPORATION

(Exact name of registrant as specified in charter)

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 287-5800

David Gladstone

Chairman and Chief Executive Officer

Gladstone Investment Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

Name and Address (Number, Street, City, State, Zip Code) of Agent For Service

COPIES TO:

Lori B. Morgan

Sehrish Siddiqui

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Tel: (615) 742-6200

Fax: (615) 742-6293

Approximate date of proposed public offering: From time to time after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share(2) Preferred Stock, $0.001 par value per share(2) Subscription Rights(2) Warrants(2) Debt Securities(2)
Total	$300,000,000(3)	$37,350(3)

(1)	Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.
(2)	Subject to Note 3 below, there is being registered hereunder an indeterminate amount of common stock, preferred stock, subscription rights, debt securities, warrants or units as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $300,000,000. If any warrants are issued, they will represent rights to purchase common stock, preferred stock or debt securities.
(3)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $300,000,000. Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, this registration statement includes $218,141,856 of unsold securities of the Registrant that have been previously registered on the Registration Statement on Form N-2 (File No. 333-204996) initially filed by the Registrant on June 16, 2015 and most recently declared effective on July 31, 2017 (the “2015 Registration Statement”). A filing fee of $14,988 was paid in connection with such unsold securities and is being offset against the total registration fee pursuant to Rule 457(p), resulting in a payment of $22,362 in connection with the filing of this Registration Statement being paid herewith. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the prior registration statement will be deemed terminated as of the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 5, 2018

PRELIMINARY PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate primary offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, debt securities, subscription rights, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or concurrent, separate offerings of these securities (collectively “Securities”), in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “GAIN.” As of June 1, 2018, the last reported sales price of our common stock was $11.43, and the net asset value per share of our common stock on May 8, 2018 (the last date prior to the date of this prospectus as of which we determined our net asset value per share) was $10.85. Our 6.75% Series B Cumulative Term Preferred Stock, our 6.50% Series C Cumulative Term Preferred Stock and our 6.25% Series D Cumulative Term Preferred Stock trade on The Nasdaq Global Select Market under the symbols “GAINO,” “GAINN,” and “GAINM,” respectively. As of June 1, 2018, the last reported sales price of our 6.75% Series B Cumulative Term Preferred Stock, 6.50% Series C Cumulative Term Preferred Stock and 6.25% Series D Cumulative Term Preferred Stock was $25.30, $25.37, and $25.22, respectively.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 9. Common shares of closed-end investment companies frequently trade at a discount to their net asset value per share. If our shares trade at a discount to their net asset value, this will likely increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

This prospectus contains information you should know before investing in our Securities, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the SEC and can be accessed at its website at www.sec.gov. This information is also available free of charge by writing to us at Investor Relations, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, by calling our toll-free investor relations line at 1-866-214-7543 or on our website at http://www.gladstoneinvestment.com. You may also call us collect at (703) 287-5893 to request this other information. See “Additional Information.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The SEC has not approved or disapproved these Securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

, 2018

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates. We will update these documents to reflect material changes only as required by law.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may sell the Securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits, the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” “the Fund” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies.

General

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. To continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements. Since our initial public offering in 2005 and through March 31, 2018, we have made 153 consecutive monthly distributions to common stockholders.

Our shares of common stock, 6.75% Series B Cumulative Term Preferred Stock, par value $0.001 per share (“Series B Term Preferred Stock”), 6.50% Series C Cumulative Term Preferred Stock due 2022, par value $0.001 per share (“Series C Term Preferred Stock”) and 6.25% Series D Cumulative Term Preferred Stock due 2023, par value $0.001 per share (“Series D Term Preferred Stock”, together with the Series B Term Preferred Stock and the Series C Term Preferred Stock, the “Term Preferred Stock”) are traded on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbols “GAIN,” “GAINO,” “GAINN,” and “GAINM,” respectively.

Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours, under an investment advisory and management agreement (the “Advisory Agreement”) and the Administrator, another of our affiliates, provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial, a publicly-traded real estate investment trust; Gladstone Capital, a publicly-traded BDC and RIC; and Gladstone Land, a publicly-traded real estate investment trust (collectively, the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2018, our investment portfolio was made up of 73.8% in debt securities and 26.2% in equity securities, at cost.

We focus on investing in lower middle market private businesses (which we generally define as private companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $20 million) (“Lower Middle Market”) in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights. We invest in portfolio companies that need funds for growth capital, to finance acquisitions, recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Capital pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of five years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. As of March 31, 2018, our loan portfolio consisted of 97.0% variable rate loans with floors and 3.0% fixed rate loans based on the total principal balance of all outstanding debt investments. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”) interest. As of March 31, 2018, we did not have any securities with a PIK feature.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase any of the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. From our initial public offering in 2005 through March 31, 2018, we have made investments in 47 companies, excluding investments in syndicated loans.

We expect that our investment portfolio will continue to primarily include the following three categories of investments in private companies in the U.S.:

•	First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien secured debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•	Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrower’s first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

•	Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company — Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments. With the exception of our policy to conduct our business as a BDC, these investment policies are not fundamental and may be changed without stockholder approval.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in the section entitled “Risk Factors” on page 9 of this prospectus, including the following risks:

•	general volatility of the capital markets and the market price of our common and preferred stock;

•	the availability of additional capital on attractive terms or at all;

•	uncertainty regarding the valuation of our portfolio investments;

•	lack of liquidity of our portfolio investments;

•	lack of control over our portfolio companies and the timing, form and amount of distributions from our portfolio companies;

•	the size and concentration of our portfolio;

•	our use of leverage;

•	the impact of a decline in liquidity of credit markets and changes in interests rates on our business and portfolio of investments;

•	our ability to maintain our status as a RIC and BDC;

•	dilution risks related to issuance of shares at or below the then-current net asset value (“NAV”) per share;

•	our ability to pay distributions on our common stock upon issuance of additional preferred stock or debt securities ranking senior to our common stock

•	our Adviser’s ability to attract and retain highly qualified personnel, and particularly its ability to retain our key officers, including Mr. Gladstone, our chairman and chief executive officer; Mr. David Dullum, our president; or Mr. Brubaker, our vice chairman and chief operating officer;

•	competition for investment opportunities;

•	our Adviser’s ability to identify and invest in companies that meet our investment criteria; and

•	actual and potential conflicts of interest with our Adviser.

Recent Developments

In June 2018, we sold our investment in Drew Foam Companies, Inc. which had a cost basis and fair value of $13.4 million and $28.1 million, respectively, as of March 31, 2018. In connection with the sale, we received net cash proceeds of approximately $27.2 million, including the repayment of our debt investment of $9.9 million at par.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, at prices and on terms to be determined at the time of the offering to be disclosed in one or more prospectus supplements. In the case of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, less any underwriting commissions or discounts, will not be less than NAV per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then-current NAV per share, as we did at times from March to May 2018 under the at-the-market program, and in other offerings in May 2017, March 2015, and October 2012, such sales would result in an immediate dilution to the NAV per share. Such a share issuance would also cause a proportionately greater decrease in a stockholder’s interest in our earnings and assets than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common stock trading symbol (Nasdaq)	GAIN

Series B Term Preferred Stock trading symbol (Nasdaq)	GAINO

Series C Term Preferred Stock trading symbol (Nasdaq)	GAINN

Series D Term Preferred Stock trading symbol (Nasdaq)	GAINM

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down outstanding debt, if any, then to make investments in accordance with our investment objectives and strategy, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and distributions	We have paid monthly distributions to the holders of our common stock since July 2005 and intend to continue to do so. We have paid monthly dividends on each series of our Term Preferred Stock since the date of issuance of the respective series of such Term Preferred Stock. The amount of the monthly distribution on our common stock is determined by our board of directors (“Board of Directors”) on a quarterly basis and is based on our estimate of annual taxable ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”), if any. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes or may be paid as supplemental distributions, as applicable. We expect other types of Securities to pay distributions in accordance with their terms.

Taxation	We have elected to be treated, and intend to maintain qualification as a RIC under Subchapter M of the Code and we generally do not expect to be subject to U.S. federal income taxes. To maintain our RIC status, we must maintain our status as a BDC, meet specified source-of-income and asset diversification requirements, and distribute annually at least 90% of our Investment Company Taxable Income, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a discount	Common shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV per share. The possibility that our shares of common stock may trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share, although during the past three years, our common stock has frequently traded, and at times significantly, below NAV per share.

Certain anti-takeover provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws.”

Dividend reinvestment plan	Our transfer agent, Computershare Inc. (“Computershare”), offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not elect to do so will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

Management arrangements	Gladstone Management serves as our investment adviser, and Gladstone Administration serves as our administrator. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “Business—Transactions with Related Parties—Investment Advisory and Management Agreement” and “Management—Certain Transactions—Investment Advisor and Administrator.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following annualized percentages were calculated based on actual expenses incurred in the quarter ended March 31, 2018, and average net assets for the quarter ended March 31, 2018. The table and examples below include all fees and expenses of our consolidated subsidiaries.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses (per sales transaction fee)(2)	Up to $25.00 Transaction Fee
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(3) :
Base Management fee(4)	3.44%
Loan servicing fee(5)	1.93%
Incentive fees payable under the Advisory Agreement (20% of net realized capital gains in excess of unrealized depreciation and 20% of pre-incentive fee net investment income)(6)	6.23%
Interest payments on borrowed funds(7)	1.96%
Dividend expense on mandatorily redeemable preferred stock(8)	2.85%
Other expenses(9)	1.00%

Total annual expenses(10)	17.41%

(1)	The amounts set forth in the table above do not reflect the impact of any sales load or other offering expenses borne by Gladstone Investment and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Investment and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the dividend reinvestment plan, if any, are included in stock record expenses, a component of “Other expenses.” If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee, plus per share brokerage commissions, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee, plus per share brokerage commissions, incurred with respect to open market purchases. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	The percentages presented in this table are gross of credits to any fees.
(4)	In accordance with the Advisory Agreement between us and our Adviser, our annual base management fee is 2.00% (0.50% quarterly) of our average gross assets, which are defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases. In accordance with the requirements of the SEC, the table above shows our base management fee as a percentage of average net assets attributable to common stockholders. For purposes of the table, the annualized base management fee has been converted to 3.44% of the average net assets for the three months ended March 31, 2018 by dividing the total annualized amount of the base management fee by our average net assets. The base management fee for the three months ended March 31, 2018 before application of any credits was $3.0 million.

Pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser and primarily for the valuation of portfolio companies. For the three months ended March 31, 2018, $1.1 million of these fees were non-contractually, unconditionally and irrevocably credited against the base management fee. See “Business—Transactions with Related Parties—Investment Advisory and Management Agreement” and “Management—Certain Transactions—Investment Advisor and Administrator” and footnote 5 below.

(5)	The Adviser services, administers and collects on the loans held by Gladstone Business Investment, LLC, our wholly-owned subsidiary (“Business Investment”), in return for which our Adviser receives a 2.0% annual loan servicing fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with the Fifth Amended and Restated Credit Agreement, as further amended, (the “Credit Facility”), with KeyBank National Association as administrative agent, lead arranger and a lender. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to our Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally and irrevocably credited back to us by the Adviser. The loan servicing fee for the three months ended March 31, 2018 was $1.7 million. See “Business—Transactions with Related Parties—Loan Servicing Fee Pursuant to Credit Facility” and “Management—Certain Transactions—Loan Servicing Fee Pursuant to Credit Facility.”
(6)	The incentive fee payable to the Adviser under the Advisory Agreement consists of two parts: an income-based fee and a capital gains-based fee. The income-based incentive fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, adjusted appropriately for any share issuances or repurchases, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). For the three months ended March 31, 2018, the income-based incentive fee was $1.7 million.

The capital gains-based incentive fee equals 20% of our net realized capital gains in excess of unrealized depreciation since our inception, if any, computed as all realized capital gains net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. For the three months ended March 31, 2018, we recorded a capital gains-based incentive fee of $3.6 million in accordance with the provisions of U.S. generally accepted accounting principles (“GAAP”), which is not contractually due under the terms of the Advisory Agreement.

No credits were applied to the incentive fee for the three months ended March 31, 2018; however, the Adviser may credit such fee in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% – 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% – 1.75%)) + (20% × (2.30% – 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% – 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Business—Transactions with Related Parties—Investment Advisory and Management Agreement.”

(7)	Includes amortization of deferred financing costs. As of March 31, 2018, we had $107.0 million in borrowings outstanding under our Credit Facility.

(8)	Includes dividends paid on our Series B Term Preferred Stock, Series C Term Preferred Stock, and Series D Term Preferred Stock and amortization of deferred financing costs. See “Description of Our Securities—Preferred Stock—Term Preferred Stock” for additional information.
(9)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See “Business—Transactions with Related Parties—Administration Agreement” and “Management—Certain Transactions—Investment Advisor and Administrator.”
(10)	Total annualized gross expenses, based on actual amounts incurred for the three months ended March 31, 2018, would be $59.9 million. After all non-contractual, unconditional, and irrevocable credits described in footnote 4 and footnote 5 above are applied to the base management fee and the loan servicing fee, total annualized expenses after fee credits, based on actual amounts incurred for the three months ended March 31, 2018, would be $48.7 million, or 14.16% as a percentage of average net assets.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The amounts set forth below do not reflect the impact of any sales load or offering expenses to be borne by Gladstone Investment and its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Investment and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$117	$329	$513	$875
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$126	$351	$542	$907

(1)	For purposes of this example, we have assumed that the entire amount of the assumed 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) in excess of unrealized depreciation on our investments through March 31, 2018. While we recorded a capital gains-based incentive fee of $3.6 million in accordance with GAAP during the three months ended March 31, 2018, this amount is not contractually due under the terms of the Advisory Agreement. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the Advisory Agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all distributions at NAV per share, participants in the dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution, and this price per share may differ from NAV per share. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of the assume 5% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation exist that would have to be overcome first before a capital gains-based incentive fee is payable.

RISK FACTORS

You should carefully consider the risks described below and all other information provided in this prospectus (and any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment. We believe the risk factors described below are the principal risk factors associated with an investment in our Securities as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments we seek to make in Lower Middle Market companies. We generally compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds, mutual funds, and private equity. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in Lower Middle Market portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in Lower Middle Market portfolio companies are subject to a number of significant risks including the following:

•	Lower Middle Market businesses are likely to be more significantly impacted in economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and any economic downturns or recessions, are more likely to have a material adverse effect on them. In the event that the economy contracts, it is likely that the financial results of Lower Middle Market businesses, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, if one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan(s) or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•	Lower Middle Market businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan(s) may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of realizing on any guaranties we may have obtained from the borrower’s management. As of March 31, 2018, certain loans to two portfolio companies were on non-accrual status with an aggregate debt cost basis of $15.6 million, or 3.6%, of the cost basis of all debt investments in our portfolio. While we are working with the portfolio companies to improve their profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will generally seek to be a secured first lien lender to a borrower, in some of our loans we expect to be subordinated to a senior lender and our security interest in any collateral would, accordingly, likely be second lien and subordinate to another lender’s security interest.

•	Lower Middle Market businesses typically have narrower product lines and smaller market shares than large businesses. Our target portfolio companies tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

•	There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations to make a well-informed investment decision.

•	Lower Middle Market businesses generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be exposed to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan(s) would be jeopardized.

•	Lower Middle Market businesses are more likely to be dependent on one or two persons. Typically, the success of a Lower Middle Market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•	Lower Middle Market businesses may have limited operating histories. While we intend to continue to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•	Debt securities of Lower Middle Market companies typically are not rated by a credit rating agency. Typically, a Lower Middle Market business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment grade debt instruments.

Because the loans we make and equity securities we invest in are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV.

Substantially all of our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments, based on the investment valuation policy (the “Policy”). Our Board of Directors reviews valuation recommendations that are provided by professionals of the Adviser and Administrator, with oversight and direction from our chief valuation officer, an employee of the Administrator that reports directly to our Board of Directors, (collectively, the “Valuation Team”). In valuing our investment portfolio, several techniques are used, including, but not limited to, a total enterprise value approach, a yield analysis, and market quotes. Currently, ICE Data Pricing and Reference Data, LLC (formerly Standard and Poor’s Securities Evaluations, Inc.) provides estimates of fair value on generally all of our debt investments that are not valued using total enterprise value (“TEV”) and we use another independent valuation firm to provide valuation inputs for our significant equity investments, generally valued using TEV, including earnings multiple ranges, as well as other information. In addition to these techniques, inputs and information, other factors are considered when determining fair value of our investments, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; timing of expected loan repayments; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the current three month reporting period are generally valued at original cost basis. Refer to “Business — Ongoing Management of Investments and Portfolio Company Relationships — Valuation Process” for additional information on our valuation policies, procedures, and processes.

Fair value measurements of our investments may involve subjective judgments and estimates and, due to the uncertainty inherent in valuing these securities, the Adviser’s determination of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Our NAV would be adversely affected if the fair value of our investments that are approved by our Board of Directors are higher than the values that we ultimately realize upon the disposal of such securities.

Our most recent NAV was calculated on May 8, 2018 and our NAV when calculated effective June 30, 2018 and thereafter may be higher or lower.

As of May 8, 2018, our NAV per share was $10.85, which was based on the fair value of our investments that were reviewed and approved by the Valuation Committee and Board of Directors in connection with financial statements that were audited by our independent registered public accounting firm as of March 31, 2018. NAV per share as of June 30, 2018 may be higher or lower than $10.85 based on potential changes in valuations, issuance of shares of common stock subsequent to May 8, 2018, or dividends paid and earnings for the quarter then ended. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis and if our June 30, 2018 fair value is less than the March 31, 2018 fair value, we will record an unrealized loss on our investment portfolio. If the fair value is greater, we will record an unrealized gain on our investment portfolio. Upon publication of our next quarterly NAV per share determination (generally in our next Quarterly Report on Form 10-Q), the market price of our common stock may fluctuate materially.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are securities that are not publicly traded. As a result, our Board of Directors determines the fair value of these securities in good faith pursuant to the Policy. In connection with that determination, our Valuation Team prepares portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our Adviser’s investment professionals in our valuation process and Mr. Gladstone’s pecuniary interest in our Adviser may result in a conflict of interest, as the management fees that we pay our Adviser are based on our average gross assets, less uninvested cash or cash equivalents from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, the Administrator, or our respective officers, or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, the Adviser’s determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additional discussion regarding risks associated with determinations made by the Adviser is found in the risk factor “The valuation process for certain of our portfolio holdings creates a conflict of interest.”

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in one or more companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Our five largest investments represented 30.5% of the fair value of our total portfolio as of March 31, 2018, compared to 27.4% as of March 31, 2017. Any disposition of a significant investment in one or more portfolio companies may negatively impact our net investment income and limit our ability to pay distributions.

The tightening of the U.S. monetary policy through the increase in the Federal Reserve System (“Fed”) interest rate has resulted in several interest rate raises of 25 basis points each. The increase in the Fed rate can have a negative effect on our investments by making it harder and more expensive to refinance capital structures or even obtain financing.

In recent years, the Fed has incrementally raised the target range for the federal funds rate to its current range of 1.5% to 1.75%, with additional increases expected to come over the next year. As interest rates increase, generally, the cost of borrowing increases, affecting our ability to make new investments on favorable terms or at all. More generally, interest rate fluctuations and changes in credit spreads on floating rate loans may have a negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our securities. A substantial portion of our debt investments have variable interest rates that reset periodically and are generally based on LIBOR, so an increase in interest rates from the current interest rate may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. To the extent that interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations. In addition, to the extent that an increase in interest rates makes it difficult or impossible to make payments on outstanding indebtedness to us or other financial sponsors or refinance debt that is maturing in the near term, some of our portfolio companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. There can be no guaranty the Fed will raise rates at the gradual pace they originally proposed, nor can there be any assurance that the Fed will make sound decisions as to when to raise rates. The increase in interest rates could have a negative effect on our investments, which could negatively impact our operating results, financial condition, and cash flows.

The interest rates of some of our term loans to our portfolio companies are priced using a spread over LIBOR, which may be phased out in the future.

LIBOR is the basic rate of interest used in lending between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. In general, our investments in debt securities have a term of five years, accrue interest at variable rates based on LIBOR and, to a lesser extent, at fixed rates. As of March 31, 2018, our loan portfolio consisted of 97.0% variable rate loans with floors and 3.0% fixed rate loans based on the total principal balance of all outstanding debt investments.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The Fed, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, announced replacement of U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement tool remains in question and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the loan documents with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

We generally will not be involved in the day-to-day operations and decision making of our portfolio companies.

We generally are not, and do not expect to be, involved in the day-to-day operations and decision making of our portfolio companies, even though we may have board representation or board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common stock, may take risks or otherwise act in ways that do not serve our interests of maximizing our investment value.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results, financial condition, and cash flows.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and/or we could be subject to lender liability claims.

We primarily invest in secured first and second lien debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt securities may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. Additionally, depending on the facts and circumstances, including the extent to which we provide managerial assistance to any portfolio company subject to bankruptcy, a bankruptcy court might re-characterize our debt investments and subordinate all or a portion of our claims to that of other creditors. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower as a result of actions taken in rendering any managerial assistance. Furthermore, in the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on investment.

In addition to risks associated with delays in investing our capital, to a lesser extent, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. During the fiscal year 2018, we experienced prepayments of term debt investments of $13.6 million. We will first use any proceeds from prepayments to repay any borrowings outstanding on the Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we may reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. While we generally do not provide for prepayments of our debt investments where we also own a significant equity investment in a portfolio company, prepayments allowable under pure debt investments could negatively impact our return on those investments, which could negatively impact our operating results, financial condition, and cash flows and could lead to a decline in the market price of our common stock.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of March 31, 2018, we had investments in 33 portfolio companies, the five largest of which included Cambridge Sound Management, Inc. (“Cambridge”), Nth Degree, Inc. (“Nth Degree”), J.R. Hobbs Co. – Atlanta, LLC (“JR Hobbs”), Brunswick Bowling Products, Inc. (“Brunswick”), and ImageWorks Display and Marketing Group, Inc. (“ImageWorks”), and collectively comprised $183.4 million, or 30.5%, of our total investment portfolio, at fair value. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, as well as Credit Facility requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. A downturn in a particular industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of March 31, 2018, our largest industry concentration was in Diversified/Conglomerate Services, representing 22.8% of our total investments, at fair value.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and equity positions until the loans mature and/or we exit the investment, investors should not expect realization events, if any, to occur over the near term. In addition, we expect that any equity investments may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all but one of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that may ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Portfolio company-related litigation could result in costs, including defense costs or damages, and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by the Adviser sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if meritless, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. We may be unable to accurately estimate our exposure to litigation risk if we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations, financial condition, or cash flows.

In view of the inherent difficulty of predicting the outcome of legal actions and regulatory matters, we cannot provide assurance as to the outcome of any threatened or pending matter or, if resolved adversely, the costs associated with any such matter, particularly where the claimant seeks very large or indeterminate damages or where the matter presents novel legal theories, involves a large number of parties or is at a preliminary stage. The resolution of any such matters may be time consuming, expensive, and may distract management from the conduct of our business. The resolution of certain threatened or pending legal actions or regulatory matters, if unfavorable, whether in settlement or a judgment, could have a material adverse effect on our financial condition, results of operations, or cash flows for the quarter in which such actions or matters are resolved or a reserve is established.

While the Company believes it would have valid defenses to potential claims brought due to our investment in any portfolio company, and will defend any such claims vigorously, it may nevertheless expend significant amounts of money in defense costs and expenses. Further, if the Company enters into settlements or suffers an adverse outcome in any litigation, the Company could be required to pay significant amounts. In addition, if any of the Company’s portfolio companies become subject to direct or indirect claims or other obligations, such as defense costs or damages in litigation or settlement, the Company’s investment in such companies could diminish in value and the Company could suffer indirect losses. Further, these matters could cause the Company to expend significant management time and effort in connection with assessment and defense of any claims. No range of potential expenses, costs or damages in connection with these matters can be estimated at this time.

We may not realize gains from our equity investments and other yield enhancements.

We generally make equity investments in combination with secured debt investments. We may also receive other equity interests to purchase stock issued by the portfolio company, such as warrants, and will generally receive other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains and collect the yield enhancements. We expect that, over time, the realized gains from the disposition of equity interests and the yield enhancements we collect will offset any losses we may experience on potential loan defaults. However, equity interests may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be collected. Accordingly, we may not be able to realize gains from our equity interests or collect other yield enhancements and any gains we do recognize and yield enhancements we collect may not be sufficient to offset losses we experience on other debt and equity investments.

During the fiscal years ended March 31, 2018 and 2017, we recorded net realized gains on investments of $1.3 million and $15.6 million, respectively. During the fiscal year ended March 31, 2016, we recorded a net realized loss on investments of $4.6 million. There can be no guaranties that such net realized gains can be achieved in future periods and the impact of such sales on our results of operations in prior periods should not be relied upon as being indicative of performance in future periods. For the fiscal years ended March 31, 2018, 2017 and 2016, success fee income totaled $5.3 million, $2.4 million and $1.6 million, respectively.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce any gains available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of any gains available for distribution to stockholders in future periods.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, the Credit Facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations, cash flows, and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of March 31, 2018, we, through our wholly-owned subsidiary, Business Investment, had $107.0 million in borrowings, at cost, outstanding under the Credit Facility, which provides for maximum borrowings of $165.0 million, with a revolving period end date of November 15, 2019 (the “Revolving Period End Date”). The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions and covenants set forth in the credit agreement. Among other things, the Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policy without the lenders’ consent. The Credit Facility also generally seeks to restrict distributions to stockholders to the sum of (i) our net investment income, (ii) net capital gains, and (iii) amounts deemed by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. Loans eligible to be pledged as collateral are subject to certain limitations, including, among other things, restrictions on geographic concentrations, industry concentrations, loan size, payment frequency and status, average life, portfolio company leverage, and lien property. The Credit Facility also requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base. Additionally, the Credit Facility contains a performance guaranty that requires the Company to maintain (i) a minimum net worth (defined in the Credit Facility to include our mandatory redeemable term preferred stock) of the greater of $210.0 million or $210.0 million plus 50% of all equity and subordinated debt raised minus 50% of any equity or subordinated debt redeemed or retired after November 16, 2016, which equated to $221.2 million as of March 31, 2018, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200% (or such higher percentage as may be set forth in Section 61 of the 1940 Act), and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2018, and as defined in the performance guaranty of the Credit Facility, we had a net worth of $488.8 million, an asset coverage ratio on our senior securities representing indebtedness of 525.7%, calculated in compliance with the requirements of Sections 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. As of March 31, 2018, we were in compliance with all covenants under the Credit Facility; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, any unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under the Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations, cash flows, and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace the Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

If the Credit Facility is not renewed or extended by the Revolving Period End Date, all principal and interest will be due and payable on or before November 15, 2021 (two years after the Revolving Period End Date). Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $250 million through additional commitments of existing or new lenders. However, if such lenders are unwilling to provide additional commitments under the terms of the Credit Facility, we will be unable to expand the Credit Facility and thus will continue to have limited availability to finance new investments under the Credit Facility. There can be no guaranty that we will be able to renew, extend or replace the Credit Facility upon its Revolving Period End Date on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at or before the time of its Revolving Period End Date, will be constrained by then current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility by the Revolving Period End Date, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding Term Preferred Stock, which could potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue common equity in order to repay amounts outstanding under the Credit Facility. Depending upon the trading prices of our common stock, such an equity offering may have a dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are able to renew, extend or refinance the Credit Facility prior to maturity, renewal, extension or refinancing, it could potentially result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to common and preferred stockholders.

Because we expect to distribute substantially all of our Investment Company Taxable Income on an annual basis, our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

Although we completed equity offerings of our Series D Term Preferred Stock, Series C Term Preferred Stock and Series B Term Preferred Stock in September 2016, May 2015 and November 2014, respectively, a common stock offering in May 2017, and initiated our at-the-market program in February 2018, there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•	Senior Securities: We may issue senior securities representing indebtedness (including borrowings under the Credit Facility) and senior securities that are stock (including our Series B Term Preferred Stock, Series C Term Preferred Stock, and Series D Term Preferred Stock), up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities which are stock, in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% (currently) or 150% (effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Recent Developments — Small Business Credit Availability Act” for a discussion of changes to the asset coverage requirements pursuant to the Small Business Credit Availability Act (“SBCAA”)) on each such senior security immediately after each issuance of each such senior security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue senior securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our senior securities is not at least 200%. If the aggregate fair value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering costs will not be available for distributions to stockholders. Furthermore, if we have to issue common stock below NAV per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that are stock.

•

Common and Convertible Preferred Stock: Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our common stockholders at the time of the issuance would decrease and our existing common stockholders may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing common stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current NAV per common share, as we did at times during March and April 2018 under the at-the-market program, and in other offerings in May 2017, March 2015, and October 2012, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of common shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a common stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10% of our common stock at a 5% discount from NAV, a common stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has for the last several years. As noted above, the 1940 Act prohibits the issuance of multiple classes of senior securities that are stock. As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Term Preferred Stock. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Recent Developments — At-the-Market Program” for a discussion of our at-the-market program.

We financed certain of our investments with borrowed money and capital from the issuance of senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder(A)	(21.4)%	(12.8)%	(4.2)%	4.4%	13.1%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of March 31, 2018 by the assumed rates of return and subtracting all interest on our debt and dividends on our Term Preferred Stock expected to be paid or declared during the twelve months following March 31, 2018; and then dividing the resulting difference by our total net assets attributable to common stock as of March 31, 2018. Based on $610.9 million in total assets, $107.0 million in borrowings outstanding on the Credit Facility, at cost, $5.1 million in a secured borrowing, $41.4 million in aggregate liquidation preference of Series B Term Preferred Stock, $40.3 million in aggregate liquidation preference of Series C Term Preferred Stock, $57.5 million in aggregate liquidation preference of Series D Term Preferred Stock, and $354.2 million in net assets as of March 31, 2018.

Based on an aggregate outstanding indebtedness of $112.1 million at principal as of March 31, 2018, the effective annual interest rate of 5.2% as of that date, and aggregate liquidation preference of our Term Preferred Stock of $139.2 million, our investment portfolio at fair value would have to produce an annual return of at least 2.5% to cover annual interest payments on the outstanding debt and dividends on our Term Preferred Stock.

A change in interest rates may adversely affect our profitability and hedging arrangements may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the spread between the rate at which we borrow funds and the rate at which we loan these funds. An increase or decrease in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability, if we have not appropriately hedged against such event. Alternatively, interest rate hedging arrangements may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio.

Ultimately, we expect approximately 90.0% of the loans in our portfolio to be at variable rates determined on the basis of the LIBOR and approximately 10.0% to be at fixed rates. As of March 31, 2018, based on the total principal balance of debt investments outstanding, our portfolio consisted of 97.0% of loans at variable rates with floors and 3.0% at fixed rates.

As of March 31, 2018, we did not have any hedging arrangement, such as interest rate hedges. While hedging arrangements may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition, results of operations, and cash flows. Our ability to receive payments pursuant to a hedging arrangement is linked to the ability of the counter-party to that hedging arrangement to make the required payments. To the extent that the counter-party to the hedging arrangement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the arrangement.

Also, the fair value of certain of our debt investments is based, in part, on the current market yields or interest rates of similar securities. A change in interest rates could have a significant impact on our determination of the fair value of these debt investments. In addition, a change in interest rates could also have an impact on the fair value of any hedging arrangements then in effect that could result in the recording of unrealized appreciation or depreciation in future periods. Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition, results of operations, and cash flows. Refer to “Management’s Discussion and Analysis of Financial Conditions and Results of Operations — Contractual Obligations — Quantitative and Qualitative Disclosures About Market Risk” for additional information on interest rate fluctuations.

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must maintain our status as a BDC and meet annual distribution, income source, and asset diversification requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our Investment Company Taxable Income to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we may receive with respect to debt investments generally create original issue discount (“OID”), which we must recognize as ordinary income over the term of the debt investment. Similarly, PIK interest which is accrued generally over the term of the debt investment but not paid in cash, is recognized as ordinary income. Both OID and PIK interest will increase the amounts we are required to distribute to maintain our RIC status. Because such OIDs and PIK interest will not produce distributable cash for us at the same time as we are required to make distributions, we will need to use cash from other sources to satisfy such distribution requirements. As of March 31, 2018, we did not have investments with OID or a PIK feature. Additionally, we must meet asset diversification and income source requirements at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC as of a calendar quarter or annually for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our common stock. Refer to “Material U.S. Federal Income Tax Considerations — RIC Status” for additional information regarding asset coverage ratio and RIC requirements and to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Recent Developments — Small Business Credit Availability Act” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA.

Some of our debt investments may include success fees that would generally generate payments to us upon a change of control. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain and highly contingent, we generally only recognize them as income when the payment is received. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our stockholders in order to maintain our RIC status.

If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC under the 1940 Act or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets, as defined in Section 55(a) of the 1940 Act.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility. Refer to “Regulation as a Business Development Company — Qualifying Assets” for additional information regarding qualifying assets.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We, and our portfolio companies, are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. Refer to “Material U.S. Federal Income Tax Considerations — RIC Status” and “Regulation as a Business Development Company” for additional information regarding the regulations to which we are subject.

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder’s acquisition of our stock was either approved in advance by our Board of Directors or ratified by our Board of Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150%, provided certain conditions are met) after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue senior securities representing indebtedness, including borrowing money from banks or other financial institutions, or senior securities that are stock, such as our Series B Term Preferred Stock, our Series C Term Preferred Stock, and our Series D Term Preferred Stock, only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (currently) or 150% (effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview—Recent Developments — Small Business Credit Availability Act” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA) after each such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy this test. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

Recently-enacted legislation allows us to incur additional leverage under the 1940 Act, distinct from certain of our obligations under our Credit Facility and our Term Preferred Stock.

Historically, as a BDC, under the 1940 Act, we are generally required to maintain asset coverage of 200% for senior securities representing indebtedness (i.e., debt) or stock (i.e., preferred stock). On March 23, 2018, President Trump signed into legislation the Consolidated Appropriations Act of 2018, also known as the “omnibus spending package.” Included in Title VIII therein is the SBCAA that includes certain regulations under the federal securities laws impacting BDCs. Among other items, the SBCAA allows a BDC to increase the amount of debt it may incur by modifying the asset coverage percentage from 200% to 150% (subject to specific approval and disclosure requirements).

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Director’s approval; or on April 10, 2019. Currently, for every $1.00 of debt incurred or in senior securities issued, we are required to have at least $2.00 of assets immediately following such incurrence or issuance. Starting from April 10, 2019, the minimum asset coverage ratio will be reduced such that for every $1.00 of debt incurred or in senior securities issued, we will be required to have at least $1.50 of assets. This reduction in the asset coverage ratio will allow us to double the amount of debt that we may incur and, therefore, your risk of an investment in us may increase. In addition, our management fee is based on our average gross assets, which include investments made with proceeds of borrowings, and, as a result, if we were to incur additional leverage, management fees paid to the Advisor would increase.

Notwithstanding the modified asset coverage leverage ratio under the 1940 Act described above, we remain subject to a minimum asset coverage requirement of 200% with respect to certain provisions of our Credit Facility and our Term Preferred Stock. If we drop below the 200% minimum asset coverage requirement, we may under certain circumstances be required to repay all outstanding indebtedness under our Credit Facility and redeem our Term Preferred Stock. Such events, if they were to occur, could have a significant adverse effect on our business, financial condition, results of operations, and cash flows.

The recently enacted legislation informally titled the Tax Cuts and Jobs Act and other legislative, regulatory and administrative developments may adversely affect the Company or its stockholders.

On December 22, 2017, President Trump signed into law P.L. 115-97, informally titled the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes major changes to the Code, including a number of provisions of the Code that affect the taxation of RICs and their stockholders. Certain provisions of the Tax Act that may impact us and our stockholders include:

•	temporarily reducing individual U.S. federal income tax rates on ordinary income; the highest individual U.S. federal income tax rate will be reduced from 39.6% to 37% (through taxable years ending in 2025);

•	reducing the maximum corporate income tax rate from 35% to 21%;

•	permitting a deduction for certain pass-through business income, which generally will allow individuals, trusts, and estates to deduct up to 20% of such amounts, resulting in an effective maximum U.S. federal income tax rate of 29.6% on such dividends (through taxable years ending in 2025);

•	limiting the deduction for net operating losses to 80% of taxable income (prior to the application of the dividends paid deduction);

•	amending the limitation on the deduction of net interest expense for all businesses, other than certain electing businesses; and

•	eliminating the corporate alternative minimum tax.

The individual and collective impact of these provisions and other provisions of the Tax Act on the Company and its stockholders is uncertain, and may not become evident for some period of time. In addition, other legislative, regulatory or administrative changes may be enacted or promulgated, either prospectively or with retroactive effect, and may adversely affect the Company or its stockholders. The Company’s stockholders should consult their individual tax advisors regarding the implications of the Tax Act and other potential legislative, regulatory or administrative changes on their investment in the Company’s stock.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, David Dullum and Terry Lee Brubaker, and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief financial officer and treasurer, chief valuation officer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, David Dullum and Terry Lee Brubaker for their experience, skills, and networks. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations or the loss of its key management personnel could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

We are dependent upon the contacts and relationships of the Adviser to provide us with potential investment opportunities.

We depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of our investment team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future. Failure of the Adviser to maintain such relationships or enter into new relationships that would generate additional investment opportunities, could have a material adverse effect on our business.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other investment risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net investment income may lead the Adviser to place undue emphasis on the maximization of net investment income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a net decrease in net assets.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter (before deducting the incentive fee) above a threshold return of 1.75% of our net assets, as adjusted, for that quarter. When calculating our incentive fee, our pre-incentive fee net investment income excludes realized losses and unrealized depreciation that we may incur in the fiscal quarter, even if such losses or depreciation result in a net decrease in net assets on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net realized or unrealized loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business — Transactions with Related Parties — Investment Advisory and Management Agreement.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include income that has been accrued but not yet received in cash, such as debt instruments with PIK interest. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser. During the years ended March 31, 2018, 2017, and 2016, we did not record any PIK income or any other non-cash income, nor did we collect any PIK interest in cash.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations and cash flows.

There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of the Adviser and Administrator, and the Affiliated Public Funds. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of the Adviser and Administrator, and the Affiliated Public Funds. Mr. Dullum, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of March 31, 2018, our Board of Directors has approved the following types of transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to the Co-Investment Order, we may co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing subject to the conditions in the Co-Investment Order. In connection with investments made pursuant to the Co-Investment Order a required majority of our Board of Directors must approve the transaction. A “required” majority is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the Company.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business – Ongoing Management of Investments and Portfolio Company Relationships – Managerial Assistance and Services.”

The Adviser is not obligated to provide credits of the base management fee or incentive fees, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee, based on our gross assets, and an incentive fee, that is based on our income and capital gains. Our Board of Directors has accepted in the past and may accept in the future non-contractual, unconditional, and irrevocable credits to reduce the annual 2.0% base management fee or the incentive fee, on a quarterly or annual basis. Any fees credited may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other credits of fees under the Advisory Agreement. If the Adviser does not issue these credits in the future, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our common stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Our base management fee may induce the Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by the Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to an Investment in Our Securities

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, placing and removing investments on non-accrual status, the degree to which we encounter competition in our markets, the ability to sell investments at attractive terms, the ability to fund and close suitable investments, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to service and repay our loans. In addition, any potential future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

Our current intention is to distribute up to 100% of our Investment Company Taxable Income to our stockholders by paying monthly distributions. We may retain some or all of our net realized long-term capital gains, if any, or retain and designate them as deemed distributions to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine to distribute these net realized long-term capital gains to our stockholders in cash. In addition, the Credit Facility restricts the amount of distributions we are permitted to make annually. We cannot assure investors that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

Increase in market interest rates may negatively impact the value of our Securities.

One of the factors that will influence the price of our Securities will be the distribution yield on our Securities (as a percentage of the price of our Securities) relative to market interest rates. An increase in market interest rates, which have been low relative to historical rates, may lead prospective purchasers of our Securities to expect a higher distribution yield and higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. Thus, higher market interest rates could cause the market price of our Securities to decrease.

Distributions to our common stockholders have included and may in the future include a return of capital.

Our Board of Directors declares monthly common distributions each quarter based on estimates of Investment Company Taxable Income and capital gains for each fiscal year, which may differ, and in the past have differed, from actual results. Because our common distributions are based on estimates of Investment Company Taxable Income and capital gains that may differ from actual results, future common distributions payable to our common stockholders may include a return of capital. To the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a common stockholder’s original investment in common shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our common stock by reducing the investor’s tax basis for such common stock. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute their NAV per share and have a material adverse effect on the trading price of our common stock.

There are significant capital raising constraints applicable to us under the 1940 Act when our common stock is trading below its NAV per share. In the event that we issue subscription rights to our existing stockholders to subscribe for and purchase additional shares of our common stock, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per common share, our common stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Common shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above NAV per share and at times below NAV per share. During the past year, our common stock has at times traded significantly below NAV per share. Subsequent to March 31, 2018, and through June 1, 2018, our common stock has traded at discounts of up to 9.6%, and premiums of up to 6.8%, of our NAV per share, which was $10.85 as of March 31, 2018. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our common shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our common shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the common shares will trade at, below or above our NAV per share.

Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing common stockholders through a rights offering without first obtaining the approval of our stockholders and our independent directors. Additionally, at times when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional common shares in such circumstances. Thus, for as long as our common stock may trade below NAV per share, we generally will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Common stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share.

At our most recent annual meeting of stockholders on August 24, 2017, our stockholders approved a proposal designed to allow us to sell shares of our common stock below the then current NAV per share in one or more offerings for a period of one year from the date of such approval, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

Subject to a previous approval from our stockholders, we exercised this right with Board of Director approval from March through May 2018 for certain sales under the at-the-market program (Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Recent Developments — At-the-Market Program” for a discussion of our at-the-market program.), and in May 2017, when we completed a public offering of 2.1 million shares of our common stock at a public offering price of $9.38 per share, which was below our then current NAV of $9.95 per share. In June 2017, the underwriters partially exercised their over-allotment option and purchased an additional 155,265 shares at the public offering price of $9.38 per share and on the same terms and conditions solely to cover over-allotments. The net dilutive effect of the issuance of common stock from the May and June 2017 offerings, net of discounts, commissions, and offering costs borne by us, below NAV was $0.07 per share of common stock.

Also subject to a previous approval from our stockholders, we exercised this right with Board of Director approval in March 2015, when we completed a public offering of 3.3 million shares of our common stock at a public offering price of $7.40 per share, which was below our then current NAV of $8.55 per share. In April 2015, the underwriters exercised their option to purchase an additional 495,000 shares at the public offering price of $7.40 per share and on the same terms and conditions solely to cover over-allotments. The net dilutive effect of the issuance of common stock, net of discounts, commissions, and offering costs borne by us, below NAV was $0.29 per share of common stock.

Additionally and subject to a previous approval from our stockholders, we also exercised this right with our Board of Director’s approval in October 2012, when we completed a public offering of 4.4 million shares of our common stock at a public offering price of $7.50 per share, which was below our then current NAV of $9.10 per share. The net dilutive effect of the issuance of common stock, net of discounts, commissions, and offering costs borne by us, below NAV was $0.39 per share of common stock.

At the upcoming annual stockholders meeting scheduled for August 2, 2018, we expect that our stockholders will again be asked to vote in favor of renewing this proposal for another year. During the past year, our common stock has frequently traded, and at times significantly, below NAV per share. Any decision to sell shares of our common stock below the then current NAV per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a common stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10% of our common stock at a 5% discount from NAV, an existing common stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

If we fail to pay dividends on our Term Preferred Stock for two years, the holders of our preferred stock will be entitled to elect a majority of our directors.

The terms of our Term Preferred Stock provide for annual dividends of $1.6875, $1.6250 and $1.5625 per outstanding share of our Series B Term Preferred Stock, Series C Term Preferred Stock and Series D Term Preferred Stock, respectively. In accordance with the terms of each of our Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of such series of stock will be entitled to elect a majority of our Board of Directors.

Holders of our debt or Term Preferred Stock have liquidation and other rights that are senior to the rights of the holders of our common stock. Any future issuance of debt or preferred stock could adversely affect the market price of our common stock.

We may in the future raise additional capital through the issuance of debt or additional shares of preferred stock. Our Board of Directors is authorized to issue one or more classes or series of preferred stock (so long as such stock is issued in parity with our Term Preferred Stock in accordance with Section 18(c) of the 1940 Act) from time to time without any action on the part of the stockholders, as it has done with respect to our Term Preferred Stock. Our Board of Directors also has the power, without stockholder approval, to set the terms of any such classes or series of preferred stock that may be issued, including voting rights, dividend rights and preferences over our common stock with respect to dividends or upon our dissolution, winding-up or liquidation, and other terms. Holders of our Term Preferred Stock have, and holders of any future debt securities will have, preference over our common stock with respect to the payment of dividends and upon our liquidation, dissolution or winding-up. This will reduce the amount of our assets, if any, available for distribution to holders of our common stock. The decision to issue debt or preferred stock is dependent on market conditions and other factors that may be beyond our control. As a result, we cannot predict or estimate the amount, timing or nature of our future issuances. Any such future issuance could reduce the market price of our common stock.

Additionally, if we issue additional preferred stock with voting rights that dilute the voting power of our common stock, the rights of holders of our common stock or the market price of our common stock could be adversely affected.

An active trading market for the Term Preferred Stock may not exist or continue, which could adversely affect the market price of the Term Preferred Stock or a holder’s ability to sell its shares.

Our Series B Term Preferred Stock, Series C Term Preferred Stock and Series D Term Preferred Stock are listed on Nasdaq. However, we cannot provide any assurances that an active trading market for the Term Preferred Stock will exist in the future or that stockholders will be able to sell their shares of Term Preferred Stock. Even if an active trading market does exist, shares of the Term Preferred Stock may trade at a discount from the liquidation preference for such shares depending on prevailing interest rates, the market for similar securities, general economic conditions, our issuance of debt or preferred equity securities and our financial condition, results of operation and prospects. To the extent an active trading market does not exist, the liquidity and trading price for shares of the Term Preferred Stock may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in the Term Preferred Stock for an indefinite period of time.

An investment in preferred stock with a fixed interest rate bears interest rate risk.

Our series of Term Preferred Stock pays dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to our Term Preferred Stock may increase, which would likely result in a decline in the secondary market price of the Term Preferred Stock prior to the mandatory redemption date for that series of Term Preferred Stock.

The Term Preferred Stock is not rated.

Our series of Term Preferred Stock are not rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, our Term Preferred Stock may trade at a price that is lower than it might otherwise trade if rated by a rating agency.

Our Term Preferred Stock bears a risk of early redemption by us.

We may voluntarily redeem some or all of the Series B Term Preferred Stock and the Series C Term Preferred Stock at any time, and the Series D Term Preferred Stock on or after September 30, 2018. We also may be forced to redeem some or all of the outstanding shares of Term Preferred Stock to meet regulatory requirements or the asset coverage requirements of such shares. We are also required to redeem all of the Term Preferred Stock upon certain change of control transactions. Any such redemption may occur at a time that is unfavorable to holders of the affected series of Term Preferred Stock. We may have an incentive to redeem a series of Term Preferred Stock voluntarily before the mandatory redemption date for such series if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the dividend rate on such series of Term Preferred Stock or for other reasons. If we redeem shares of the Term Preferred Stock before the mandatory redemption date for such series of Term Preferred Stock, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Term Preferred Stock.

Claims of holders of the Term Preferred Stock will be subject to a risk of subordination relative to holders of our debt instruments.

While holders of the Term Preferred Stock will have equal liquidation rights to the holder of any other outstanding series of our Term Preferred Stock, such holders will be subordinated to the rights of holders of our current and any future indebtedness, including the Credit Facility. Even though the Term Preferred Stock is classified as a liability for purposes of GAAP and considered senior securities under the 1940 Act, the Term Preferred Stock are not debt instruments. Therefore, dividends, distributions and other payments to holders of Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Term Preferred Stock.

Holders of the Term Preferred Stock will bear dividend risk.

We may be unable to pay dividends on the Term Preferred Stock under some circumstances. The terms of our indebtedness, including the Credit Facility, preclude the payment of dividends in respect of equity securities, including the Term Preferred Stock, under certain conditions.

There is a risk of delay in our redemption of the Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the mandatory redemption date or any other date on which we are required by law or the terms of a series of Term Preferred Stock to redeem shares of such series, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Term Preferred Stock might be adversely affected.

Other Risks

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, or the operations of businesses in which we invest, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided to us by third-party service providers. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with Gladstone Management Corporation and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include but are not limited to:

•	the recurrence of adverse changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, David Dullum or Terry Lee Brubaker;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement.

We caution readers not to place undue reliance on any such forward-looking statement, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from our historical performance. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports we have filed, or in the future may file with the SEC, including subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down outstanding debt (which may include borrowings under the Credit Facility), if any, then to make investments in accordance with our investment objectives and strategy, with any remaining proceeds to be used for other general corporate purposes. Indebtedness outstanding under our Credit Facility as of March 31, 2018 was $107.0 million, at cost, and advances under the Credit Facility generally bear interest at 30-day LIBOR plus 3.15% per annum until November 15, 2019, with the margin then increasing to 3.40% for the period from November 15, 2019 to November 15, 2020, and increasing further to 3.65% thereafter through maturity. If not renewed or extended by November 15, 2019, all principal and interest will be due and payable on or before November 15, 2021. We intend to re-borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives and strategy depending on the availability of appropriate investment opportunities consistent with our investment objectives and strategy and market conditions. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash distributions, up to 100% of our Investment Company Taxable Income, if any, to our stockholders in the form of monthly distributions. We may retain net long-term capital gains in excess of net short-term capital losses and treat them as deemed distributions for tax purposes or may distribute such amounts as supplemental distributions. The tax characteristics of distributions are reported annually to each stockholder on Internal Revenue Service (“IRS”) Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions with respect to shares of our common stock can be reinvested automatically under the dividend reinvestment plan. A stockholder whose shares of our common stock are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification,” “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is traded on Nasdaq under the symbol “GAIN.” The following table reflects, by quarter, the high and low intraday sales prices per share of our common stock on Nasdaq, the intraday sales prices as a percentage of NAV and distributions declared per share of our common stock for each fiscal quarter during the last two completed fiscal years and the current fiscal year through June 1, 2018.

	Net Asset Value Per Share(1)		Sales Price		Distribution Declared		Premium/ (Discount) of High Sales Price to Net Asset Value(2)	Discount of Low Sales Price to Net Asset Value(2)
			High	Low
Fiscal Year ended March 31, 2017
First Quarter	$9.84		$7.24	$6.65	$0.1875		(26)%	(32)%
Second Quarter	9.65		9.30	7.16	0.1875		(4)	(26)
Third Quarter	9.82		9.15	7.16	0.1875		(7)	(27)
Fourth Quarter	9.95		9.36	8.45	0.1875		(6)	(15)
Fiscal Year ended March 31, 2018
First Quarter	9.88		9.84	8.90	0.2520	(3)	(0)	(10)
Second Quarter	10.10		9.84	9.04	0.1920		(3)	(10)
Third Quarter	10.37		11.50	9.48	0.2550	(3)	11	(9)
Fourth Quarter	10.85		11.42	9.00	0.1950		5	(17)
Fiscal Year ending March 31, 2019
First Quarter (through June 1, 2018)		*	11.59	9.81	0.2610	(3)	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intra-day sales prices. The NAVs per share shown are based on outstanding shares at the end of each period.
(2)	The premiums/(discounts) set forth in these columns represent the high or low, as applicable, intra-day sale prices per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the premium/(discount) to NAV per share on the date of the high and low intra-day sales prices.
(3)	Includes a supplemental distribution of $0.06 per share of common stock in each of June and December 2017 and in June 2018.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been finalized.

Common shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV per share. The possibility that our common shares may trade at such discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common shares will trade at prices above, at or below our NAV per share, although during the past two years, our common stock has frequently traded, and at times significantly, below NAV per share.

As of June 1, 2018, there were 21 record owners of our common stock. This number does not include stockholders for whom shares are held in “street name.”

RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND DIVIDENDS ON MANDATORILY REDEEMABLE PREFERRED STOCK

For the years ended March 31, 2018, 2017, 2016, 2015 and 2014, the ratio of earnings to combined fixed charges and dividends on mandatorily redeemable preferred stock of the Company, computed as set forth below, was as follows:

	Year Ended March 31,
	2018	2017	2016	2015	2014
Ratio of earnings to combined fixed charges and dividends on mandatorily redeemable preferred stock	2.5x	2.6x	2.5x	3.3x	4.2x

For purposes of computing the ratio, “earnings” consist of net investment income before fixed charges and dividends on mandatorily redeemable preferred stock. “Fixed charges and dividends on mandatorily redeemable preferred stock” consist of interest expense, amortization of deferred financing costs and discounts, dividends on mandatorily redeemable preferred stock on our outstanding series of mandatorily redeemable preferred stock, and the portion of operating lease expense that represents interest. The portion of operating lease expense that represents interest is calculated by dividing the amount of rent expense, allocated to us by our Administrator as part of the administration fee payable under the Administration Agreement, by three. You should read these ratios of earnings to combined fixed charges and dividends on mandatorily redeemable preferred stock in connection with our consolidated financial statements, including the notes to those statements, included elsewhere in this prospectus.

CONSOLIDATED SELECTED FINANCIAL AND OTHER DATA

The following consolidated selected financial data as of and for the fiscal years ended March 31, 2018, 2017, 2016, 2015 and 2014, are derived from our audited Consolidated Financial Statements found elsewhere in this prospectus. The other data included in the second table below is unaudited. The data should be read in conjunction with our audited Consolidated Financial Statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended March 31,
	2018	2017	2016	2015	2014
Statement of Operations Data:
Total investment income	$58,355	$51,875	$50,955	$41,643	$36,264
Total expenses, net of credits from Adviser	36,395	29,453	30,239	21,746	16,957

Net investment income	21,960	22,422	20,716	19,897	19,307

Net realized and unrealized gain (loss)	38,727	22,341	4,138	30,317	(20,636)

Net increase (decrease) in net assets resulting from operations	$60,687	$44,763	$24,854	$50,214	$(1,329)

Per Common Share Data:
Net increase (decrease) in net assets resulting from operations per common share—basic and diluted(A)	$1.88	$1.48	$0.82	$1.88	$(0.05)
Net investment income before net gain (loss) per common share—basic and diluted(A)	0.68	0.74	0.68	0.75	0.73
Cash distributions declared per common share(B)	0.89	0.75	0.75	0.77	0.71
Statement of Assets and Liabilities Data:
Total assets	$610,899	$515,195	$506,260	$483,521	$330,694
Net assets	354,200	301,082	279,022	273,429	220,837
Net asset value per common share	10.85	9.95	9.22	9.18	8.34
Common shares outstanding	32,653,635	30,270,958	30,270,958	29,775,958	26,475,958
Weighted common shares outstanding—basic and diluted	32,268,776	30,270,958	30,268,253	26,665,821	26,475,958
Senior Securities Data:
Total borrowings, at cost(C)	$112,096	$74,796	$100,096	$123,896	$66,250
Mandatorily redeemable preferred stock(D)	139,150	139,150	121,650	81,400	40,000

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)	The tax character of distributions is determined on an annual basis. For further information on the estimated character of our distributions to common stockholders, refer to Note 9 — Distributions to Common Stockholders in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.
(C)	Includes borrowings under the Credit Facility and other secured borrowings, as applicable.
(D)	Represents the total liquidation preference of our mandatorily redeemable preferred stock.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Other Unaudited Data:
Number of portfolio companies	33	35	36	34	29
Average size of portfolio company investment at cost	$17,723	$15,005	$14,392	$14,861	$13,225
Principal amount of new investments	59,424	54,370	69,380	108,197	132,291
Proceeds from loan repayments and investments sold	39,859	68,825	44,582	11,260	83,415
Weighted average yield on investments, excluding loans on non-accrual status(A)	13.06%	12.65%	12.62%	12.60%	12.61%
Weighted average yield on investments, including loans on non-accrual status(B)	12.35	12.44	12.33	12.12	11.65
Total return(C)	21.82	41.58	4.82	11.96	24.26

(A)	Weighted average yield on investments, excluding loans on non-accrual status, equals interest income earned on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year.
(B)	Weighted average yield on investments, including loans on non-accrual status, equals interest income earned on investments divided by the weighted average total principal balance throughout the fiscal year.
(C)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account common dividends reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account common distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9 — Distributions to Common Stockholders in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended March 31, 2018. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

Year ended March 31, 2018	Quarter Ended
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Total investment income	$13,620	$13,132	$16,184	$15,419
Net investment income	5,435	5,750	7,531	3,244
Net increase in net assets resulting from operations	8,141	13,556	17,144	21,846
Net increase in net assets resulting from operations per weighted average common share – basic & diluted	0.26	0.42	0.53	0.67

Year ended March 31, 2017	Quarter Ended
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Total investment income	$14,393	$11,744	$13,374	$12,364
Net investment income	6,812	5,112	5,204	5,294
Net increase (decrease) in net assets resulting from operations	24,534	(102)	10,955	9,376
Net increase (decrease) in net assets resulting from operations per weighted average common share – basic & diluted	0.81	—	0.36	0.31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(dollar amounts in thousands, except per share data and as otherwise indicated)

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationships for any future periods. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in this prospectus.

OVERVIEW

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally, in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2018, our investment portfolio was made up of 73.8% in debt securities and 26.2% in equity securities, at cost.

We focus on investing in Lower Middle Market private businesses in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights. We invest in portfolio companies that need funds for growth capital or to finance acquisitions or recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity, and have opportunistically made several co-investments with our affiliate Gladstone Capital pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

Business

Portfolio Activity

While the business environment remains competitive, we continue to see new investment opportunities consistent with our investment strategy of providing a combination of debt and equity in support of management and independent sponsor-led buyouts of Lower Middle Market companies in the U.S. For the fiscal year ended March 31, 2018, we exited two portfolio companies with fair values prior to their sales of $19.2 million and $3.4 million, respectively, invested $59.4 million in two new portfolio companies, and completed two separate mergers (in each case, one of our existing portfolio companies merged with another one of our portfolio companies), resulting in a net reduction of two companies from our portfolio, which was comprised of 33 companies as of March 31, 2018. From our initial public offering in June 2005 through March 31, 2018, we have made investments in 47 companies, excluding investments in syndicated loans, for a total of approximately $1 billion, before giving effect to principal repayments and divestures.

The majority of the debt securities in our portfolio have a success fee component, which enhances the yield on our debt investments. Unlike PIK income, we generally do not recognize success fees as income until payment has been received. Due to the contingent nature of success fees, there are no guarantees that we will be able to collect any or all of these success fees or know the timing of any such collections. As a result, as of March 31, 2018, we had unrecognized, contractual success fees of $28.3 million, or $0.87 per common share. Consistent with GAAP, we generally have not recognized success fee receivables and related income in our Consolidated Financial Statements until earned.

From inception through March 31, 2018, we have completed 12 buyout liquidity events, which, in the aggregate, have generated $85.7 million in net realized gains and $22.0 million in other income upon exit, for a total increase to our net assets of $107.7 million. We believe each of these transactions was an equity-oriented investment success and exemplifies our investment strategy of striving to achieve returns through current income on the debt portion of our investments and capital gains from the equity portion. The 12 liquidity events have offset any realized losses since inception, which were primarily incurred during the recession in connection with the sale of performing syndicated loans at a realized loss to pay off a former lender. These successful exits, in part, enabled us to increase the monthly distribution by 62.5% from March 2011 through March 31, 2018, and allowed us to pay a $0.03 per common share supplemental distribution in fiscal year 2012, a $0.05 per common share supplemental distribution in November 2013, a $0.05 per common share supplemental distribution in December 2014, a $0.06 per common share supplemental distribution in June 2017, and a $0.06 per common share supplemental distribution in December 2017.

Capital Raising Efforts

We have been able to meet our capital needs through extensions of and increases to the Credit Facility and by accessing the capital markets in the form of public offerings of common and preferred stock. We have successfully extended the Credit Facility’s revolving period multiple times, most recently to November 2019, and currently have a total commitment amount of $165.0 million (with a potential total commitment of $250.0 million through additional commitments of new or existing lenders). During the year ended March 31, 2018, we sold 127,412 shares of our common stock under our at-the-market program for gross proceeds of approximately $1.3 million. Additionally, we issued approximately 2.3 million shares of common stock for gross proceeds of $21.2 million in May 2017, inclusive of the June 2017 over-allotment, and 2.3 million shares of our Series D Term Preferred Stock for gross proceeds of $57.5 million in September 2016. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Recent Developments — At-the-Market Program” for a discussion of our at-the-market program, to “ —Liquidity and Capital Resources — Revolving Line of Credit” for further discussion of the Credit Facility and to “ —Liquidity and Capital Resources — Equity — Common Stock” and “ —Liquidity and Capital Resources — Equity — Term Preferred Stock” for further discussion of our common stock and mandatorily redeemable preferred stock.

Although we have been able to access the capital markets historically, market conditions may continue to affect the trading price of our common stock and thus our ability to finance new investments through the issuance of common equity. On May 14, 2018, the closing market price of our common stock was $11.25 per share, which represented a 3.7% premium to our March 31, 2018 NAV per share of $10.85. When our common stock trades below NAV, our ability to issue additional equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock at an issuance price below the then current NAV per share without stockholder approval, other than through sales to our then existing stockholders pursuant to a rights offering.

At our 2017 Annual Meeting of Stockholders held on August 24, 2017, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations, including that the number of common shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale, provided that our Board of Directors makes certain determinations prior to any such sale. This August 2017 stockholder authorization is in effect for one year from the date of stockholder approval. We sought and obtained stockholder approval concerning similar proposals at each Annual Meeting of Stockholders since 2008, and with our Board of Directors’ subsequent approval, we issued shares of our common stock in three offerings at a price below the then current NAV per share, once in May 2017, once in March 2015, and once in October 2012. Certain sales under the at-the-market program in March 2018 were also below the then current estimated NAV per share. The resulting proceeds, in part, have allowed us to (i) grow our portfolio by making new investments, (ii) generate additional income through these new investments, (iii) ensure continued compliance with regulatory tests and (iv) increase our debt capital while still complying with our applicable debt-to-equity ratios. Refer to “Liquidity and Capital Resources — Equity — Common Stock” for further discussion of our common stock.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio (as defined in Sections 18 and 61 of the 1940 Act), of at least 200.0% (currently) or 150.0% (effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Recent Developments — Small Business Credit Availability Act” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA) on each of our senior securities representing indebtedness and our senior securities that are stock (such as our three series of term preferred stock). As of March 31, 2018, our asset coverage ratio on our senior securities representing indebtedness was 525.7% and our asset coverage ratio on our senior securities that are stock was 237.3%.

Investment Highlights

For the fiscal year ended March 31, 2018, and inclusive of non-cash transactions, we invested $59.4 million in two new portfolio companies, received $83.2 million in proceeds from repayments and sales, and extended $82.1 million of follow-on investments to existing portfolio companies through revolver draws, term loans, and additions to equity, as applicable.

Investment Activity

During the fiscal year ended March 31, 2018, the following significant transactions occurred:

•	In April 2017, we sold our investment in Mitchell Rubber Products, Inc. (“Mitchell”), which resulted in success fee income of $1.7 million and a realized gain of $1.0 million. In connection with the sale, we received net cash proceeds of $19.0 million, including the repayment of our debt investment of $13.6 million at par.

•	In May and June 2017, we sold a portion of our common stock investment in AquaVenture Holdings Limited f/k/a Quench Holdings Corp. (“AquaVenture”) resulting in net cash proceeds of $2.0 million, which represented a return of capital. In December 2017, we sold another portion of our common stock investment in AquaVenture resulting in net cash proceeds of $1.2 million, which also represented a return of capital. In March 2018, we sold the remaining portion of our common stock investment in AquaVenture resulting in net cash proceeds of $0.2 million, which resulted in a nominal realized gain.

•	In June 2017, one of our portfolio companies, Mathey Investments, Inc. (“Mathey”) merged with and into another one of our portfolio companies, SBS Industries, LLC (“SBS”). As a result of this transaction, we received success fee income of $0.3 million from Mathey. Our debt investments in Mathey, which totaled $8.6 million at principal and cost, were assumed by SBS and combined with our existing debt investment in SBS, which totaled $11.4 million at principal and cost, into a new secured first lien term loan totaling $20.0 million. Our common equity investment in Mathey, with a cost basis of $0.8 million, was converted into a preferred equity investment in SBS with the same cost basis. In connection with the merger, we also extended a secured first lien revolving line of credit to SBS with a total facility amount of $1.5 million, which was undrawn at the time of the transaction.

•	In August 2017, we invested $28.3 million in Pioneer Square Brands, Inc. (“Pioneer”) through a combination of secured first lien debt and preferred equity. Pioneer, headquartered in Seattle, Washington, is a designer, manufacturer, and marketer of premium mobile technology bags and cases serving a diverse customer base, primarily in the education and corporate sectors.

•	In November 2017, one of our portfolio companies, GI Plastek, Inc. (“GI Plastek”) merged with another one of our portfolio companies, Precision Southeast, Inc. (“Precision”), into a new company, PSI Molded Plastics, Inc. (“PSI Molded”). As a result of this transaction, our debt investments in GI Plastek and Precision, which totaled $15.0 million and $9.6 million, respectively, at principal and cost, were assumed by PSI Molded and combined into a new secured second lien term loan totaling $24.6 million. Our preferred equity investment in GI Plastek, with a cost basis of $5.2 million and our preferred and common equity investments in Precision, with a combined cost basis of $3.8 million, were converted into a preferred equity investment in PSI Molded with the same cost basis.

•	In November 2017, we invested $31.1 million in ImageWorks through a combination of secured first lien debt and preferred equity. ImageWorks, headquartered in Winston-Salem, North Carolina, is a market leading point-of-purchase display provider specializing in the design, engineering and production of custom semi-permanent and permanent displays across a variety of brands and consumer product end markets.

•	In December 2017, we invested $6.9 million in an existing portfolio company, Brunswick, through a secured first lien debt investment. In January 2018, we refinanced our existing loans to Brunswick into a new secured first lien debt investment with a principal and cost basis of $17.7 million.

•	In January 2018, we invested $8.5 million in an existing portfolio company, Schylling, Inc., through a secured first lien debt investment and also provided a $6.0 million secured first lien bridge loan.

•	In January 2018, we provided an $11.0 million secured first lien bridge loan to an existing portfolio company, Nth Degree, which was repaid at par in March 2018.

The following significant investment activity occurred subsequent to March 31, 2018. Also refer to Note 15 — Subsequent Events in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

•	In April 2018, we invested $29.2 million in Bassett Creek Restoration, Inc. (d/b/a J.R. Johnson, LLC) (“Bassett Creek”) through a combination of secured first lien debt and preferred equity. Bassett Creek, headquartered in Portland, Oregon, is a leading provider of commercial restoration and renovation services to the Oregon and Southwest Washington region.

Recent Developments

At-the-Market Program

In February 2018, we entered into equity distribution agreements (commonly referred to as “at-the-market” (“ATM”) programs) with Cantor Fitzgerald & Co. (“Cantor”), Ladenburg Thalmann & Co., Inc., and Wedbush Securities, Inc. (each a “Sales Agent”), under which we have the ability to issue and sell shares of our common stock, from time to time, through the Sales Agents, up to an aggregate offering price of $35.0 million. During the year ended March 31, 2018, we sold 127,412 shares of our common stock under the ATM program with Cantor at a weighted-average gross price of $10.45 per share and raised approximately $1.3 million of gross proceeds. The weighted-average net price per share, after deducting commissions and offering costs borne by us, was $10.24 and resulted in total net proceeds of approximately $1.3 million. These sales were below our then current estimated NAV per share during the sales period, with such discounts ranging from $0.01 per share to $0.07 per share, when comparing the sales price per share, after deducting commissions, to the then current estimated NAV per share; however, the net dilutive effect (after commissions and offering costs borne by us) of these sales was $0.00 per common share as a result of the small number of shares sold at a slight discount to NAV per share and resulting rounding. As of March 31, 2018, we had a remaining capacity to sell up to $33.7 million of common stock under the ATM program.

Subsequent to March 31, 2018 and through May 8, 2018, we sold an additional 168,824 shares of our common stock under our ATM program with Cantor at a weighted-average gross price of $11.09 per share and raised approximately $1.9 million of gross proceeds. The weighted-average net price per share, after deducting commissions and offering costs borne by us, was $10.87 and resulted in total net proceeds of approximately $1.8 million. Certain of these sales were below our then current estimated NAV per share during the sales period, with a discount of $0.002 per share, when comparing the sales price per share, after deducting commissions, to the then current estimated NAV per share; however, the net dilutive effect (after commissions and offering costs borne by us) of these sales was $0.00 per common share as a result of the small number of shares sold at a slight discount to NAV per share and resulting rounding. In aggregate, these sales were above our then current estimated NAV per share.

Small Business Credit Availability Act

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Directors’ approval; or April 10, 2019. Notwithstanding the modified asset coverage requirement under the 1940 Act described above, we are separately subject to a minimum asset coverage requirement of 200% with respect to certain provisions of our Credit Facility and our three series of mandatorily redeemable preferred stock.

Distributions and Dividends

In April 2018, our Board of Directors declared the following monthly and supplemental distributions to common stockholders and monthly dividends to holders of our Series B Term Preferred Stock, Series C Term Preferred Stock, and Series D Term Preferred Stock:

Record Date	Payment Date	Distribution per Common Share		Dividend per Share of Series B Term Preferred Stock	Dividend per Share of Series C Term Preferred Stock	Dividend per Share of Series D Term Preferred Stock
April 20, 2018	April 30, 2018	$0.067		$0.140625	$0.135417	$0.13020833
May 22, 2018	May 31, 2018	0.067		0.140625	0.135417	0.13020833
June 6, 2018	June 15, 2018	0.060	(A)	—	—	—
June 20, 2018	June 29, 2018	0.067		0.140625	0.135417	0.13020833

	Total for the Quarter:	$0.261		$0.421875	$0.406251	$0.39062499

(A)	Represents a supplemental distribution to common stockholders.

RESULTS OF OPERATIONS

Comparison of the Fiscal Year Ended March 31, 2018 to the Fiscal Year Ended March 31, 2017

	For the Fiscal Years Ended March 31,
	2018	2017	$ Change	% Change
INVESTMENT INCOME
Interest income	$48,799	$46,147	$2,652	5.7%
Other income	9,556	5,728	3,828	66.8

Total investment income	58,355	51,875	6,480	12.5

EXPENSES
Base management fee	10,796	9,925	871	8.8
Loan servicing fee	6,277	6,606	(329)	(5.0)
Incentive fee	10,648	4,750	5,898	124.2
Administration fee	1,087	1,120	(33)	(2.9)
Interest and dividend expense	13,039	12,223	816	6.7
Amortization of deferred financing costs and discounts	1,468	1,875	(407)	(21.7)
Other	3,031	3,066	(35)	(1.1)

Expenses before credits from Adviser	46,346	39,565	6,781	17.1
Credits to fees from Adviser	(9,951)	(10,112)	161	(1.6)

Total expenses, net of credits to fees	36,395	29,453	6,942	23.6

NET INVESTMENT INCOME	21,960	22,422	(462)	(2.1)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,336	15,641	(14,305)	(91.5)
Net realized loss on other	—	(254)	254	(100.0)
Net unrealized appreciation of investments	37,891	6,879	31,012	450.8
Net unrealized appreciation of other	(500)	75	(575)	NM

Net realized and unrealized gain	38,727	22,341	16,386	73.3

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,687	$44,763	$15,924	35.6

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.68	$0.74	$(0.06)	(8.1)%

Net increase in net assets resulting from operations	1.88	1.48	0.40	27.0

NM = Not Meaningful

Investment Income

Total investment income increased by 12.5% for the year ended March 31, 2018 as compared to the prior year. This increase was due to increases in both interest income and other income for the year ended March 31, 2018 as compared to the prior year.

Interest income from our investments in debt securities increased 5.7% for the year ended March 31, 2018 as compared to the prior year. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended March 31, 2018, was $373.4 million, compared to $364.7 million for the prior year. This increase was primarily due to $47.2 million in new debt investments and $68.8 million in follow-on debt investments to existing portfolio companies originated after March 31, 2017, partially offset by the pay-off or restructure of $65.3 million of debt investments principally related to the exit, merger, or restructure of portfolio companies, and their respective impact on the weighted average principal balance when considering the timing of new investments, pay-offs, mergers, restructures, and non-accruals, as applicable. The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, was 13.1% and 12.7% for the year ended March 31, 2018 and 2017, respectively. The weighted average yield may vary from period to period, based on the current stated interest rate on interest-bearing investments.

At March 31, 2018, and March 31, 2017, certain of our loans to two portfolio companies, Alloy Die Casting Co. (“ADC”) and Tread Corporation (“Tread”), were on non-accrual status, with an aggregate debt cost basis of $15.6 million as of both periods.

Other income for the year ended March 31, 2018 increased 66.8% from the prior year. During the year ended March 31, 2018, other income primarily consisted of $4.2 million of dividend income and $5.3 million of success fee income. During the year ended March 31, 2017, other income primarily consisted of $3.3 million of dividend income and $2.4 million of success fee income.

The following table lists the investment income for our five largest portfolio company investments, at fair value, during the respective fiscal years:

	As of March 31, 2018		Year Ended March 31, 2018
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Cambridge Sound Management, Inc.	$42,178	7.0%	$3,383	5.8%
Nth Degree, Inc.	39,714	6.6	2,636	4.5
J.R. Hobbs Co.—Atlanta, LLC	35,480	5.9	3,386	5.8
Brunswick Bowling Products, Inc.	34,315	5.7	2,239	3.8
ImageWorks Display and Marketing Group, Inc.(A)	31,722	5.3	1,080	1.9

Subtotal—five largest investments	183,409	30.5	12,724	21.8
Other portfolio companies	415,738	69.5	45,610	78.2

Total investment portfolio	$599,147	100.0%	$58,334	100.0%

	As of March 31, 2017		Year Ended March 31, 2017
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
J.R. Hobbs Co. – Atlanta, LLC(A)	$29,870	6.0%	$359	0.7%
Counsel Press, Inc.	29,617	5.9	3,118	6.0
Cambridge Sound Management, Inc.	27,046	5.4	2,065	4.0
Nth Degree, Inc.	25,761	5.1	1,684	3.2
Drew Foam Companies, Inc.	25,242	5.0	1,666	3.2

Subtotal—five largest investments	137,536	27.4	8,892	17.1
Other portfolio companies	364,043	72.6	42,980	82.9

Total investment portfolio	$501,579	100.0%	$51,872	100.0%

(A)	New investment during the applicable year.

Expenses

Total expenses, net of any non-contractual, unconditional, and irrevocable credits from the Adviser, increased 23.6% for the year ended March 31, 2018, as compared to the prior year, primarily due to an increase in the incentive fee, the base management fee, and interest and dividend expense, partially offset by a decrease in amortization of deferred financing fees and discounts.

The income-based incentive fee increased for the year ended March 31, 2018, as compared to the prior year, as pre-incentive fee net investment income increased, partially offset by an increase in net assets, which drives the hurdle rate. Additionally, in accordance with GAAP, we recorded a capital gains-based incentive fee of $4.4 million during the year ended March 31, 2018, which is not contractually due under the terms of the Advisory Agreement. There was no capital gains-based incentive fee recorded or paid during the prior year.

The base management fee increased for the year ended March 31, 2018, as compared to the prior year, as average total assets increased over the period.

The base management fee, loan servicing fee, incentive fee, and their related non-contractual, unconditional, and irrevocable credits are computed quarterly, as described under “Transactions with the Adviser” in Note 4 – Related Party Transactions in the accompanying Notes to Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2018	2017
Average total assets subject to base management fee(A)	$539,800	$496,250
Multiplied by annual base management fee of 2.0%	2.0%	2.0%

Base management fee(B)	10,796	9,925
Credits to fees from Adviser—other(B)	(3,674)	(3,506)

Net base management fee	$7,122	$6,419

Loan servicing fee(B)	$6,277	$6,606
Credits to base management fee—loan servicing fee(B)	(6,277)	(6,606)

Net loan servicing fee	$—	$—

Incentive fee – income-based	$6,249	$4,750
Incentive fee – capital gains-based(C)	4,399	—

Total incentive fee(B)	10,648	4,750
Credits to fees from Adviser—other(B)	—	—

Net total incentive fee	$10,648	$4,750

(A)	Average total assets subject to the base management fee is defined in the Advisory Agreement as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.
(C)	The capital gains-based incentive fee is not contractually due under the terms of the Advisory Agreement.

Interest and dividend expense increased 6.7% during the year ended March 31, 2018, as compared to the prior year, primarily due to higher costs of borrowings under the Credit Facility. The effective interest rate on the Credit Facility, excluding the impact of deferred financing costs, during the year ended March 31, 2018 was 5.4%, as compared to 4.7% in the prior year. Dividends on our mandatorily redeemable preferred stock increased $0.3 million in the current year, when the Series D Term Preferred Stock was outstanding for the entire year, as compared to the prior year, when the Series D Term Preferred Stock was newly issued and only outstanding for a portion of the period and the 7.125% Series A Cumulative Term Preferred Stock (our “Series A Term Preferred Stock” or “Series A”) was outstanding until September 2016.

Amortization of deferred financing costs and discounts decreased 21.7% for the year ended March 31, 2018 as compared to the prior year, primarily as a result of the write-off of previously deferred costs in the prior year related to the Credit Facility’s amendment in November 2016.

Realized and Unrealized Gain (Loss)

Net Realized Gain on Investments

During the year ended March 31, 2018, we recorded a net realized gain on investments of $1.3 million, primarily related to a $1.0 million realized gain from the exit of Mitchell, compared to net realized gains on investments of $15.6 million during the prior year period, primarily related to an $18.9 million realized gain from the exit of Acme Cryogenics, Inc. (“Acme”), a $5.9 million realized gain from the exit of Behrens Manufacturing, LLC (“Behrens”), and a $1.3 million realized gain related to an additional earn-out from Funko, LLC, which was exited during the fiscal year ended March 31, 2016, partially offset by a $10.2 million realized loss from the restructure of D.P.M.S., Inc. (“Danco”).

Net Realized Loss on Other

There were no realized gains or losses on other during the year ended March 31, 2018. During the year ended March 31, 2017, we recorded a net realized loss on other of $0.3 million, of which $0.2 million related to the redemption of our Series A Term Preferred Stock in September 2016 and $0.1 million related to the expiration of our interest rate cap agreement in April 2016.

Net Unrealized Appreciation of Investments

During the year ended March 31, 2018, we recorded net unrealized appreciation of investments of $37.9 million. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2018, were as follows:

	Year Ended March 31, 2018
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Cambridge Sound Management, Inc.	$—	$15,132	$—	$15,132
Nth Degree, Inc.	—	13,953	—	13,953
J.R. Hobbs Co.—Atlanta, LLC	—	8,560	—	8,560
Ginsey Home Solutions, Inc.	—	5,380	—	5,380
Brunswick Bowling Products, Inc.	—	5,286	—	5,286
Tread Corporation	—	4,534	—	4,534
Precision Southeast, Inc.	—	2,776	1,054	3,830
Star Seed, Inc.	—	3,290	—	3,290
Old World Christmas, Inc.	—	3,276	—	3,276
Frontier Packaging, Inc.	—	3,121	—	3,121
Drew Foam Companies, Inc.	—	2,865	—	2,865
ImageWorks Display and Marketing Group, Inc.	—	2,673	—	2,673
Mathey Investments, Inc.	—	—	2,658	2,658
Pioneer Square Brands, Inc.	—	2,300	—	2,300
SBS Industries, LLC	—	1,974	—	1,974
Acme Cryogenics, Inc.	236	—	—	236
Schylling, Inc.	—	(262)	—	(262)
Logo Sportswear, Inc.	—	(509)	—	(509)
GI Plastek, Inc.	—	(1,856)	1,252	(604)
B-Dry, LLC	—	(873)	—	(873)
Alloy Die Casting Co.	—	(875)	—	(875)
Jackrabbit, Inc.	—	(903)	—	(903)
Mitchell Rubber Products, Inc.	982	—	(2,783)	(1,801)
Meridian Rack & Pinion, Inc.	—	(2,716)	—	(2,716)
Head Country, Inc.	—	(3,197)	—	(3,197)
Galaxy Tool Holding Corporation	—	(3,785)	—	(3,785)
SOG Specialty Knives & Tools, LLC	—	(4,182)	—	(4,182)
Country Club Enterprises, LLC	—	(4,246)	—	(4,246)
PSI Molded Plastics, Inc.	—	(5,964)	—	(5,964)
The Mountain Corporation	—	(10,061)	—	(10,061)
Other, net (<$250 Net)	118	(128)	147	137

Total	$1,336	$35,563	$2,328	$39,227

The primary drivers of net unrealized appreciation of investments of $37.9 million for the year ended March 31, 2018 were increased performance of certain of our portfolio companies and an increase in comparable multiples used to estimate the fair value of certain of our portfolio companies, partially offset by the reversal of previously recorded unrealized appreciation upon the exit of our investment in Mitchell and a decline in performance of certain of our other portfolio companies.

During the year ended March 31, 2017, we recorded net unrealized appreciation of investments of $6.9 million. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2017 were as follows:

	Year Ended March 31, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Mitchell Rubber Products, Inc.	$—	$14,079	$—	$14,079
Logo Sportswear, Inc.	—	8,375	—	8,375
Galaxy Tool Holding Corporation	—	6,242	—	6,242
Brunswick Bowling Products, Inc.	—	6,062	—	6,062
Head Country, Inc.	—	5,752	—	5,752
Drew Foam Companies, Inc.	—	5,287	—	5,287
Nth Degree, Inc.	—	4,760	—	4,760
Old World Christmas, Inc.	—	2,975	—	2,975
Ginsey Home Solutions, Inc.	—	2,362	—	2,362
Meridian Rack & Pinion, Inc.	—	1,757	—	1,757
Edge Adhesives Holdings, Inc.	—	1,628	—	1,628
Funko Acquisition Holdings, LLC	1,087	36	—	1,123
Diligent Delivery Systems	—	907	—	907
Counsel Press, Inc.	—	717	—	717
Behrens Manufacturing, LLC	5,935	1,820	(7,491)	264
Auto Safety House, LLC	—	146	(457)	(311)
SBS Industries, LLC	—	(794)	—	(794)
Frontier Packaging, Inc.	—	(843)	—	(843)
AquaVenture Holdings Limited	—	(925)	—	(925)
B-Dry, LLC	—	(987)	—	(987)
D.P.M.S., Inc.	(10,226)	(3,848)	12,601	(1,473)
Tread Corporation	—	(1,737)	—	(1,737)
Cambridge Sound Management, Inc.	—	(1,789)	—	(1,789)
Mathey Investments, Inc.	—	(1,934)	—	(1,934)
Jackrabbit, Inc.	—	(1,984)	—	(1,984)
Acme Cryogenics, Inc.	18,904	—	(21,216)	(2,312)
Alloy Die Casting Co.	—	(3,283)	—	(3,283)
Schylling, Inc.	—	(3,842)	—	(3,842)
Precision Southeast, Inc.	—	(3,922)	—	(3,922)
The Mountain Corporation	—	(6,747)	—	(6,747)
SOG Specialty Knives & Tools, LLC	—	(7,036)	—	(7,036)
Other, net (<$250 Net)	(59)	208	—	149

Total	$15,641	$23,442	$(16,563)	$22,520

The primary drivers of net unrealized appreciation of investments of $6.9 million for the year ended March 31, 2017 were the reversal of previously recorded unrealized depreciation related to our investment in Danco upon its restructure, an increase in the fair value of our investment in Mitchell based on its sale in April 2017, and increased performance and comparable multiples used to estimate the fair value of certain of our investments, which was partially offset by unrealized depreciation resulting from the reversal of previously recorded unrealized appreciation related to the exit of our investments in Acme and Behrens and a decrease in performance of certain of our portfolio companies.

Across our entire investment portfolio, we recorded $13.9 million of net unrealized depreciation on our debt positions and $51.8 million of net unrealized appreciation on our equity holdings for the year ended March 31, 2018. At March 31, 2018, the fair value of our investment portfolio was greater than our cost basis by $14.3 million, as compared to March 31, 2017, when the fair value of our investment portfolio was less than our cost basis by $23.6 million at March 31, 2017, representing net unrealized appreciation of $37.9 million for the year ended March 31, 2018. Our entire portfolio was fair valued at 102.4% of cost as of March 31, 2018.

Net Unrealized Appreciation on Other

During the year ended March 31, 2018, we recorded net unrealized appreciation of other of $0.5 million related to the Credit Facility recorded at fair value. During the year ended March 31, 2017, we recorded net unrealized appreciation on other of $0.1 million due to the reversal of previously recorded depreciation upon the expiration of our interest rate cap agreement in April 2016.

Comparison of the Fiscal Year Ended March 31, 2017, to the Fiscal Year Ended March 31, 2016

	For the Fiscal Years Ended March 31,
	2017	2016	$ Change	% Change
INVESTMENT INCOME
Interest income	$46,147	$46,397	$(250)	(0.5)%
Other income	5,728	4,558	1,170	25.7

Total investment income	51,875	50,955	920	1.8

EXPENSES
Base management fee	9,925	9,925	—	—
Loan servicing fee	6,606	6,697	(91)	(1.4)
Incentive fee	4,750	5,179	(429)	(8.3)
Administration fee	1,120	1,190	(70)	(5.9)
Interest and dividend expense	12,223	12,117	106	0.9
Amortization of deferred financing costs and discounts	1,875	1,908	(33)	(1.7)
Other	3,066	3,046	20	0.7

Expenses before credits from Adviser	39,565	40,062	(497)	(1.2)
Credits to fees from Adviser	(10,112)	(9,823)	(289)	2.9

Total expenses, net of credits to fees	29,453	30,239	(786)	(2.6)

NET INVESTMENT INCOME	22,422	20,716	1,706	8.2

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	15,641	(4,599)	20,240	NM
Net realized loss on other	(254)	—	(254)	NM
Net unrealized appreciation of investments	6,879	8,737	(1,858)	(21.3)
Net unrealized appreciation of other	75	—	75	NM

Net realized and unrealized gain	22,341	4,138	18,203	439.9

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,763	$24,854	$19,909	80.1

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.74	$0.68	$0.06	8.8%

Net increase in net assets resulting from operations	1.48	0.82	0.66	80.5

NM = Not Meaningful

Investment Income

Total investment income increased by 1.8% for the year ended March 31, 2017, as compared to the prior year. This increase was due to an increase in other income, partially offset by a slight decline in interest income for the same period, which resulted primarily from a small decrease in the size of our interest-bearing portfolio during the year ended March 31, 2017.

Interest income from our investments in debt securities remained relatively flat for the year ended March 31, 2017, as compared to the prior year. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended March 31, 2017, was $364.7 million, compared to $367.6 million for the prior year. This slight decrease was primarily due to the pay-off or restructure of $48.4 million of debt investments principally related to the exit or restructure of portfolio companies, and to $41.6 million in new debt investments and $15.5 million in follow-on debt investments to existing portfolio companies originated after March 31, 2016, and their respective impact on the weighted average principal balance when considering timing of new investments, pay-offs, restructures, and non-accruals, as applicable. The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, was 12.7% and 12.6% for the year ended March 31, 2017 and 2016, respectively. The weighted average yield may vary from period to period, based on the current stated interest rate on interest-bearing investments.

At March 31, 2017, certain of our loans to two portfolio companies, ADC and Tread, were on non-accrual status, with an aggregate debt cost basis of $15.6 million. At March 31, 2016, our loan to Tread was on non-accrual status, with an aggregate debt cost basis of $1.4 million.

Other income for the year ended March 31, 2017 increased 25.7% from the prior year. During the year ended March 31, 2017, other income primarily consisted of $3.3 million of dividend income and $2.4 million of success fee income. During the year ended March 31, 2016, other income primarily consisted of $2.9 million of dividend income and $1.6 million of success fee income.

The following table lists the investment income for our five largest portfolio company investments, at fair value, during the respective fiscal years:

	As of March 31, 2017		Year Ended March 31, 2017
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
J.R. Hobbs Co. – Atlanta, LLC(A)	$29,870	6.0%	$359	0.7%
Counsel Press, Inc.	29,617	5.9	3,118	6.0
Cambridge Sound Management, Inc.	27,046	5.4	2,065	4.0
Nth Degree, Inc.	25,761	5.1	1,684	3.2
Drew Foam Companies, Inc.	25,242	5.0	1,666	3.2

Subtotal—five largest investments	137,536	27.4	8,892	17.1
Other portfolio companies	364,043	72.6	42,980	82.9

Total investment portfolio	$501,579	100.0%	$51,872	100.0%

	As of March 31, 2016		Year Ended March 31, 2016
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Acme Cryogenics, Inc.(B)	$44,894	9.2%	$1,695	3.3%
Counsel Press, Inc.	28,899	5.9	3,183	6.3
Cambridge Sound Management, Inc.	27,835	5.7	1,983	3.9
SOG Specialty Knives & Tools, LLC	26,147	5.4	2,665	5.2
Nth Degree, Inc.(A)	21,002	4.3	503	1.0

Subtotal—five largest investments	148,777	30.5	10,029	19.7
Other portfolio companies	338,879	69.5	40,924	80.3

Total investment portfolio	$487,656	100.0%	$50,953	100.0%

(A)	New investment during the applicable year.
(B)	Investment exited subsequent to March 31, 2016.

Expenses

Total expenses, net of any non-contractual, unconditional, and irrevocable credits from the Adviser, decreased 2.6% for the year ended March 31, 2017, as compared to the prior year, primarily due to a decrease in the incentive fee. The incentive fee decreased as a result of an increase in net assets, which drives the hurdle rate, period over period.

The base management fee, loan servicing fee, incentive fee, and their related non-contractual, unconditional, and irrevocable credits are computed quarterly, as described under “Transactions with the Adviser” in Note 4 – Related Party Transactions in the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2017	2016
Average total assets subject to base management fee(A)	$496,250	$496,250
Multiplied by annual base management fee of 2.0%	2.0%	2.0%

Base management fee(B)	9,925	9,925
Credits to fees from Adviser—other(B)	(3,506)	(3,126)

Net base management fee	$6,419	$6,799

Loan servicing fee(B)	$6,606	$6,697
Credits to base management fee—loan servicing fee(B)	(6,606)	(6,697)

Net loan servicing fee	$—	$—

Incentive fee(B)	4,750	5,179
Credits to fees from Adviser—other(B)	—	—

Net incentive fee	$4,750	$5,179

(A)	Average total assets subject to the base management fee is defined in the Advisory Agreement as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

During the year ended March 31, 2017, we recorded a net realized gain on investments of $15.6 million, primarily related to a $18.9 million realized gain from the exit of Acme, a $5.9 million realized gain from the exit of Behrens, and a $1.3 million realized gain related to an additional earn-out from Funko, LLC, which was exited during the year ended March 31, 2016, partially offset by a $10.2 million realized loss from the restructure of Danco. During the year ended March 31, 2016, we recorded a net realized loss of $4.6 million, primarily related to realized losses of $10.5 million, $2.8 million, and $8.6 million related to the restructuring of our investments in Galaxy Tool Holding Corporation (“Galaxy”), NDLI, Inc. (“NDLI”), and Tread, respectively, partially offset by a realized gain of $17.0 million related to the sale of our investments in Funko, LLC and $0.3 million of other gains.

Net Realized Loss on Other

During the year ended March 31, 2017, we recorded a net realized loss on other of $0.3 million, of which $0.2 million related to the redemption of our Series A Term Preferred Stock in September 2016 and $0.1 million related to the expiration of our interest rate cap agreement in April 2016. There were no realized gains or losses on other during the year ended March 31, 2016.

Net Unrealized Appreciation of Investments

During the year ended March 31, 2017, we recorded net unrealized appreciation of investments of $6.9 million. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2017, were as follows:

	Year Ended March 31, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Mitchell Rubber Products, Inc.	$—	$14,079	$—	$14,079
Logo Sportswear, Inc.	—	8,375	—	8,375
Galaxy Tool Holding Corporation	—	6,242	—	6,242
Brunswick Bowling Products, Inc.	—	6,062	—	6,062
Head Country, Inc.	—	5,752	—	5,752
Drew Foam Companies, Inc.	—	5,287	—	5,287
Nth Degree, Inc.	—	4,760	—	4,760
Old World Christmas, Inc.	—	2,975	—	2,975
Ginsey Home Solutions, Inc.	—	2,362	—	2,362
Meridian Rack & Pinion, Inc.	—	1,757	—	1,757
Edge Adhesives Holdings, Inc.	—	1,628	—	1,628
Funko Acquisition Holdings, LLC	1,087	36	—	1,123
Diligent Delivery Systems	—	907	—	907
Counsel Press, Inc.	—	717	—	717
Behrens Manufacturing, LLC	5,935	1,820	(7,491)	264
Auto Safety House, LLC	—	146	(457)	(311)
SBS Industries, LLC	—	(794)	—	(794)
Frontier Packaging, Inc.	—	(843)	—	(843)
AquaVenture Holdings Limited	—	(925)	—	(925)
B-Dry, LLC	—	(987)	—	(987)
D.P.M.S., Inc.	(10,226)	(3,848)	12,601	(1,473)
Tread Corporation	—	(1,737)	—	(1,737)
Cambridge Sound Management, Inc.	—	(1,789)	—	(1,789)
Mathey Investments, Inc.	—	(1,934)	—	(1,934)
Jackrabbit, Inc.	—	(1,984)	—	(1,984)
Acme Cryogenics, Inc.	18,904	—	(21,216)	(2,312)
Alloy Die Casting Co.	—	(3,283)	—	(3,283)
Schylling, Inc.	—	(3,842)	—	(3,842)
Precision Southeast, Inc.	—	(3,922)	—	(3,922)
The Mountain Corporation	—	(6,747)	—	(6,747)
SOG Specialty Knives & Tools, LLC	—	(7,036)	—	(7,036)
Other, net (<$250 Net)	(59)	208	—	149

Total	$15,641	$23,442	$(16,563)	$22,520

The primary drivers of net unrealized appreciation of investments of $6.9 million for the year ended March 31, 2017 were the reversal of previously recorded unrealized depreciation related to our investment in Danco upon its restructure, an increase in the fair value of our investment in Mitchell based on its sale in April 2017, and increased performance and comparable multiples used to estimate the fair value of certain of our investments, which was partially offset by unrealized depreciation resulting from the reversal of previously recorded unrealized appreciation related to the exit of our investments in Acme and Behrens and a decrease in performance of certain of our portfolio companies.

During the year ended March 31, 2016, we recorded net unrealized appreciation of investments of $8.7 million. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2016 were as follows:

	Year Ended March 31, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Acme Cryogenics, Inc.	$—	$21,875	$—	$21,875
Cambridge Sound Management, Inc.	—	5,636	—	5,636
D.P.M.S., Inc.	—	5,503	—	5,503
Frontier Packaging, Inc.	—	5,426	—	5,426
Behrens Manufacturing, LLC	—	5,147	—	5,147
Schylling, Inc.	—	4,103	—	4,103
Drew Foam Companies, Inc.	—	3,697	—	3,697
Funko, LLC	17,039	1,861	(16,009)	2,891
Country Club Enterprises, LLC	—	2,450	—	2,450
Precision Southeast, Inc.	—	2,092	—	2,092
Nth Degree, Inc.	—	2,052	—	2,052
Diligent Delivery Systems	—	1,484	—	1,484
Logo Sportswear, Inc.	—	1,245	—	1,245
Tread Corporation	(8,628)	3,603	6,086	1,061
NDLI, Inc.	(2,795)	(50)	3,480	635
GI Plastek, Inc.	—	522	—	522
Auto Safety House, LLC	—	373	—	373
Brunswick Bowling Products, Inc.	—	324	—	324
Star Seed, Inc.	—	(300)	—	(300)
Quench Holdings Corp.	—	(1,072)	—	(1,072)
Jackrabbit, Inc.	—	(1,133)	—	(1,133)
Channel Technologies Group, LLC	—	(1,401)	—	(1,401)
Cavert II Holding Corp.	(1)	63	(1,483)	(1,421)
Counsel Press Inc.	—	(1,596)	—	(1,596)
B-Dry, LLC	—	(2,069)	—	(2,069)
Ginsey Home Solutions, Inc.	—	(2,362)	—	(2,362)
Mitchell Rubber Products, Inc.	—	(3,154)	700	(2,454)
Old World Christmas, Inc.	—	(2,498)	—	(2,498)
SBS Industries, LLC	—	(2,810)	—	(2,810)
Meridian Rack & Pinion, Inc.	—	(2,950)	—	(2,950)
Head Country Food Products, Inc.	—	(3,931)	—	(3,931)
Edge Adhesives Holdings, Inc.	—	(3,971)	9	(3,962)
Alloy Die Casting Co.	—	(4,274)	—	(4,274)
B+T Group Acquisition, Inc.	—	(4,541)	—	(4,541)
SOG Specialty Knives & Tools, LLC	—	(5,704)	—	(5,704)
Mathey Investments, Inc.	—	(7,576)	—	(7,576)
Galaxy Tool Holding Corporation	(10,545)	(2,762)	2,762	(10,545)
Other, net (<$250 Net)	331	—	(110)	221

Total	$(4,599)	$13,302	$(4,565)	$4,138

The primary drivers of net unrealized appreciation of investments of $8.7 million for the year ended March 31, 2016 were an increase in the equity valuation of Acme due to an increase in performance and comparable multiples used to estimate the fair value of our investment, as well as an increase in performance and, to a lesser extent, multiples used to estimate the fair value of certain of our other investments and the reversal of previously recorded unrealized depreciation on our investments in Galaxy, NDLI, and Tread upon their restructures. These increases were partially offset by the reversal of previously recorded unrealized appreciation on our investments in Cavert II Holding Corp. and Funko, LLC upon their exits as well as a decline in the performance of certain portfolio companies.

Across our entire investment portfolio, we recorded $10.0 million of net unrealized appreciation on our debt positions and $3.1 million of net unrealized depreciation on our equity holdings for the year ended March 31, 2017. At March 31, 2017, the fair value of our investment portfolio was less than our cost basis by $23.6 million, as compared to $30.5 million at March 31, 2016, representing net unrealized appreciation of $6.9 million for the year ended March 31, 2017. Our entire portfolio was fair valued at 95.5% of cost as of March 31, 2017.

Net Unrealized Appreciation on Other

For the year ended March 31, 2017, we recorded net unrealized appreciation on other of $0.1 million due to the reversal of previously recorded depreciation upon the expiration of our interest rate cap agreement in April 2016. For the year ended March 31, 2016, no such amounts were incurred.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Cash inflows from operating activities are primarily generated from cash collections of interest and other income from our portfolio companies, as well as from cash proceeds received from repayments of debt investments and from sales of equity investments. These cash collections are principally used to fund new investments, pay distributions to our common stockholders, make interest payments on the Credit Facility, make dividend payments on our mandatorily redeemable preferred stock, pay management and incentive fees to the Adviser, and for other operating expenses. We may also use cash collections from operations to repay outstanding borrowings under the Credit Facility.

Net cash used in operating activities for the year ended March 31, 2018 was $28.8 million, as compared to net cash provided by operating activities of $32.5 million for the year ended March 31, 2017. This change was primarily due to an increase in purchases of investments and lower repayments and net proceeds from the sale of investments. Purchases of investments totaled $98.5 million during the year ended March 31, 2018, compared to $62.4 million during the year ended March 31, 2017. Repayments and net proceeds from the sale of investments totaled $39.9 million during the year ended March 31, 2018 compared to $68.8 million during the year ended March 31, 2017.

Net cash provided by operating activities for the year ended March 31, 2017 was $32.5 million, as compared to $4.1 million for the year ended March 31, 2016. This change was primarily due to an increase in repayments and net proceeds from the sale of investments year over year. Repayments and net proceeds from the sale of investments totaled $68.8 million during the year ended March 31, 2017 compared to $44.6 million during the year ended March 31, 2016.

As of March 31, 2018, we had equity investments in, or loans to, 33 companies with an aggregate cost basis of $584.8 million. As of March 31, 2017, we had equity investments in, or loans to, 35 companies with an aggregate cost basis of $525.2 million. The following table summarizes our total portfolio investment activity for the years ended March 31, 2018 and 2017:

	Years Ended March 31,
	2018	2017
Beginning investment portfolio, at fair value	$501,579	$487,656
New investments	59,424	54,370
Disbursements to existing portfolio companies	39,115	8,076
Unscheduled principal repayments	(32,208)	(31,886)
Net proceeds from sales of investments	(7,651)	(36,939)
Net realized gain on investments	982	13,423
Net unrealized appreciation of investments	35,563	23,442
Reversal of net unrealized depreciation (appreciation) of investments	2,328	(16,563)
Amortization of premiums, discounts, and acquisition costs, net	15	—

Ending investment portfolio, at fair value	$599,147	$501,579

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of March 31, 2018:

		Amount
For the fiscal years ending March 31:	2019	$80,494
	2020	98,913
	2021	73,700
	2022	80,446
	2023	73,700
	Thereafter	24,618

	Total contractual repayments	$431,871
	Adjustments to cost basis of debt investments	(84)
	Investments in equity securities	153,059

	Total cost basis of investments held as of March 31, 2018:	$584,846

Financing Activities

Net cash provided by financing activities for the year ended March 31, 2018 was $29.6 million, which consisted primarily of $37.3 million of net proceeds from the Credit Facility, $21.4 million of net proceeds from the issuance of common stock in May 2017, including the partial exercise of the underwriters’ over-allotment option in June 2017, and net proceeds from the issuance of common stock under the ATM program in March 2018, partially offset by $28.9 million in distributions paid to common stockholders.

Net cash used in financing activities for the year ended March 31, 2017 was $34.1 million, which consisted primarily of $25.3 million of net repayments on the Credit Facility, $22.7 million in distributions paid to common stockholders, and the redemption of our Series A Term Preferred Stock in September 2016 of $40.0 million, partially offset by net proceeds from the issuance of our Series D Term Preferred Stock of $55.4 million in September 2016.

Net cash used in financing activities for the year ended March 31, 2016 was $4.5 million, which consisted primarily of $23.8 million of net repayments on the Credit Facility and $22.7 million of distributions paid to common stockholders, partially offset by $38.6 million of net proceeds from the issuance of our Series C Term Preferred Stock and $3.4 million of net proceeds from the issuance of additional shares of our common stock.

Distributions and Dividends to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90% of our Investment Company Taxable Income. Additionally, the Credit Facility generally restricts the amount of distributions to stockholders that we can pay out to be no greater than the sum of certain amounts, including, but not limited to, our net investment income, plus net capital gains, plus amounts elected by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. In accordance with these requirements, our Board of Directors declared, and we paid, monthly cash distributions of $0.064 per common share for each of the months from April 2017 through September 2017, and $0.065 per common share for each of the months from October 2017 through March 2018, and supplemental distributions of $0.06 per common share for each of June 2017 and December 2017. In April 2018, our Board of Directors declared a monthly distribution of $0.067 per common share for each of April, May, and June 2018 and a supplemental distribution of $0.06 per common share for June 2018. Our Board of Directors declared these distributions based on estimates of Investment Company Taxable Income and net long-term capital gains for the fiscal year ending March 31, 2019.

The federal income tax characteristics of distributions paid to our common stockholders is generally reported to stockholders on IRS Form 1099-DIV after the end of the calendar year based on tax information for the full fiscal year. The characterization of common stockholder distributions declared and paid for the year ending March 31, 2018 will be determined after the 2018 fiscal year end based upon our taxable income for the full year and distributions paid during the full year. Such a characterization made on an interim, quarterly basis may not be representative of the actual tax characterization for the full year.

For the year ended March 31, 2018, distributions to common stockholders totaled $28.9 million and were less than our taxable income for the same year, when also considering spillover amounts under Section 855(a) of the Code with respect to the prior year. At March 31, 2018, we elected to treat $8.4 million of the first distributions paid after fiscal year-end as having been paid in the prior fiscal year, in accordance with Section 855(a) of the Code. In addition, we recorded a $1.6 million adjustment for estimated book-tax differences, which decreased Capital in excess of par value and Accumulated net realized gain in excess of distributions and increased Net investment income in excess of distributions. For the year ended March 31, 2017, distributions to common stockholders totaled $22.7 million and were less than our taxable income for the same year, when also considering prior year spillover amounts under Section 855(a) of the Code. At March 31, 2017, we elected to treat $8.2 million of the first distributions paid after fiscal year-end as having been paid in the prior fiscal year, in accordance with Section 855(a) of the Code. In addition, we recorded a $1.3 million adjustment for estimated book-tax differences, which decreased Capital in excess of par value and increased Accumulated net realized gain in excess of distributions and Net investment income in excess of distributions.

Preferred Stock Dividends

Our Board of Directors declared and we paid monthly cash dividends of (i) $0.140625 per share to holders of our Series B Term Preferred Stock, (ii) $0.135417 per share to holders of our Series C Term Preferred Stock, and (iii) $0.13020833 per share to holders of our Series D Term Preferred Stock for each month during the year ended March 31, 2018. In accordance with GAAP, we treat these monthly dividends as an operating expense. The federal income tax characteristics of dividends paid to our preferred stockholders generally constitute ordinary income or capital gains to the extent of our current and accumulated earnings and profits and is reported after the end of the calendar year based on tax information for the full fiscal year. Such a characterization made on an interim, quarterly basis may not be representative of the actual tax characterization for the full year.

Dividend Reinvestment Plan

Our common stockholders who hold their shares through our transfer agent, Computershare, have the option to participate in a dividend reinvestment plan offered by Computershare, as the plan agent. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do make such election will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the date on which the shares are credited to the common stockholder’s account. Computershare purchases shares in the open market in connection with the obligations under the plan. The Computershare dividend reinvestment plan is not open to holders of our preferred stock. See “Dividend Reinvestment Plan.”

Equity

Registration Statement

On July 28, 2017, we filed Post-Effective Amendment No. 5 to the registration statement on Form N-2 (File No. 333-204996), which the SEC declared effective on July 31, 2017. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities, and warrants to purchase common stock, preferred stock, or debt securities, including through concurrent, separate offerings of such securities. As of May 14, 2018, we had the ability to issue up to $218.1 million in securities under the registration statement.

Common Stock

In February 2018, we entered into equity distribution agreements with Sales Agents, under which we have the ability to issue and sell shares of our common stock, from time to time, through the Sales Agents, up to an aggregate offering price of $35.0 million. During the year ended March 31, 2018, we sold 127,412 shares of our common stock under the ATM program with Cantor at a weighted-average gross price of $10.45 per share and raised approximately $1.3 million of gross proceeds. The weighted-average net price per share, after deducting commissions and offering costs borne by us, was $10.24 and resulted in total net proceeds of approximately $1.3 million. These sales were below our then current estimated NAV per share during the sales period, with such discounts ranging from $0.01 per share to $0.07 per share, when comparing the sales price per share, after deducting commissions, to the then current estimated NAV per share; however, the net dilutive effect (after commissions and offering costs borne by us) of these sales was $0.00 per common share as a result of the small number of shares sold at a slight discount to NAV per share and resulting rounding. As of May 14, 2018, we had a remaining capacity to sell up to $31.8 million of common stock under the ATM program.

Pursuant to our registration statement on Form N-2 (File No. 333-204996), in May 2017, we completed a public offering of 2.1 million shares of our common stock at a public offering price of $9.38 per share, which was below our then current NAV of $9.95 per share. Gross proceeds totaled $19.7 million and net proceeds, after deducting underwriting discounts and commissions and estimated offering costs borne by us, were $18.7 million, which were used to repay borrowings under the Credit Facility and for other general corporate purposes. In June 2017, the underwriters partially exercised their over-allotment option and purchased an additional 155,265 shares at the public offering price of $9.38 per share and on the same terms and conditions solely to cover over-allotments, which resulted in gross proceeds of $1.5 million and net proceeds, after deducting underwriting discounts and commissions and offering costs borne by us, of $1.4 million.

Pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), on March 13, 2015, we completed a public offering of 3.3 million shares of our common stock at a public offering price of $7.40 per share, which was below then current NAV of $8.55 per share. Gross proceeds totaled $24.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $23.0 million, which were primarily used to repay borrowings under the Credit Facility. In connection with the offering, on April 2, 2015, the underwriters exercised their option to purchase an additional 495,000 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $3.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, of $3.4 million.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the timing or terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. When our common stock is trading at a price below NAV per share, the 1940 Act places regulatory constraints on our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors and meeting other stated requirements. On May 14, 2018, the closing market price of our common stock was $11.25 per share, representing a 3.7% premium to our NAV per share of $10.85 as of March 31, 2018. At our 2017 Annual Meeting of Stockholders held on August 24, 2017, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale. At our 2018 Annual Meeting of Stockholders, scheduled to take place in August 2018, we will again ask our stockholders to vote in favor of a similar proposal so that it may be in effect for another year.

Term Preferred Stock

Pursuant to an earlier registration statement on Form N-2 (File No. 333-160720), in March 2012, we completed an offering of 1,600,000 shares of our Series A Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million, and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.0 million, a portion of which was used to repay borrowings under the Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. Total underwriting discounts and offering costs related to this offering were $2.0 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and which, prior to the redemption in September 2016, were amortized over the period ending February 28, 2017, the mandatory redemption date.

In September 2016, we used a portion of the proceeds from the issuance of our Series D Term Preferred Stock, discussed below, to voluntarily redeem all 1.6 million outstanding shares of our Series A Term Preferred Stock, which had a liquidation preference of $25.00 per share. In connection with this voluntary redemption, we incurred a loss on extinguishment of debt of $0.2 million, which has been recorded in Realized loss on other in our accompanying Consolidated Statements of Operations and which was primarily comprised of unamortized deferred issuance costs at the time of redemption.

Prior to its redemption in September 2016, our Series A Term Preferred Stock provided for a fixed dividend equal to 7.125% per year, payable monthly (which equated to $2.9 million per year). We were required to redeem all of the outstanding Series A Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Series A Term Preferred Stock was not convertible into our common stock or any other security.

Pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), in November 2014, we completed a public offering of 1,656,000 shares of our Series B Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $39.7 million. Total underwriting discounts and offering costs related to this offering were $1.7 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending December 31, 2021, the mandatory redemption date.

Our Series B Term Preferred Stock is not convertible into our common stock or any other security. Our Series B Term Preferred Stock provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates to $2.8 million per year). We are required to redeem all shares of our outstanding Series B Term Preferred Stock on December 31, 2021, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series B Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series B Term Preferred Stock or otherwise cure the ratio redemption trigger (and we may also redeem additional securities to cause the asset coverage ratio to be 215%). We may also voluntarily redeem all or a portion of our Series B Term Preferred Stock at our sole option at the redemption price at any time.

Also, pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), in May 2015, we completed a public offering of 1,610,000 shares of our Series C Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.6 million. Total underwriting discounts and offering costs related to this offering were $1.6 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending May 31, 2022, the mandatory redemption date.

Our Series C Term Preferred Stock is not convertible into our common stock or any other security. Our Series C Term Preferred Stock provides for a fixed dividend equal to 6.50% per year, payable monthly (which equates to $2.6 million per year). We are required to redeem all shares of our outstanding Series C Term Preferred Stock on May 31, 2022, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series C Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series C Term Preferred Stock or otherwise cure the ratio redemption trigger (and we may also redeem additional securities to cause the asset coverage ratio to be 215%). We may also voluntarily redeem all or a portion of our Series C Term Preferred Stock at our sole option at the redemption price at any time.

Pursuant to our registration statement on Form N-2 (Registration No. 333-204996), in September 2016, we completed a public offering of 2,300,000 shares of our Series D Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $57.5 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $55.4 million. Total underwriting discounts and offering costs related to this offering were $2.1 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending September 30, 2023, the mandatory redemption date.

Our Series D Term Preferred Stock is not convertible into our common stock or any other security. Our Series D Term Preferred Stock provides for a fixed dividend equal to 6.25% per year, payable monthly (which equates to $3.6 million per year). We are required to redeem all shares of our outstanding Series D Term Preferred Stock on September 30, 2023, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption.

In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series D Term Preferred Stock, and (2) if we fail to maintain an asset coverage ratio of at least 200% and are unable to correct such failure within a specific amount of time, we are required to redeem a portion of our outstanding Series D Term Preferred Stock or otherwise cure the ratio redemption trigger (and we may also redeem additional securities to cause the asset coverage ratio to be 240%). We may also voluntarily redeem all or a portion of our Series D Term Preferred Stock at our sole option at the redemption price at any time on or after September 30, 2018.

Each series of our mandatorily redeemable preferred stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on the mandatorily redeemable preferred stock have been paid in full. The Series B Term Preferred Stock, Series C Term Preferred Stock, and Series D Term Preferred Stock are considered liabilities in accordance with GAAP and, as such, affect our asset coverage, exposing us to additional leverage risks. The asset coverage on our senior securities that are stock (our Series B Term Preferred Stock, Series C Term Preferred Stock, and Series D Term Preferred Stock) as of March 31, 2018 was 237.3%, calculated pursuant to Sections 18 and 61 of the 1940 Act.

Revolving Line of Credit

On November 16, 2016, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 2 to the Fifth Amended and Restated Credit Agreement, originally entered into on April 30, 2013 and as previously amended on June 26, 2014, with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger, managing agent and lender, the Adviser, as servicer, and certain other lenders party thereto. The revolving period was extended to November 15, 2019, and if not renewed or extended by such date, all principal and interest will be due and payable on or before November 15, 2021 (two years after the revolving period end date). The amended Credit Facility provides a one-year extension option that may be exercised on or before the second anniversary of the November 16, 2016 amendment date, subject to approval by all lenders. Additionally, the Credit Facility commitment amount was changed from $185.0 million to $165.0 million and, subject to certain terms and conditions, can be expanded to a total facility amount of $250.0 million through additional commitments of existing or new lenders. Advances under the Credit Facility generally bear interest at 30-day LIBOR plus 3.15% per annum until November 15, 2019, with the margin then increasing to 3.40% for the period from November 15, 2019 to November 15, 2020, and increasing further to 3.65% thereafter. The Credit Facility has an unused commitment fee of 0.50% per annum on the portion of the total unused commitment amount that is less than or equal to 45.0% of the total commitment amount and 0.80% per annum on the total unused commitment amount that is greater than 45.0%. We incurred fees of approximately $1.4 million in connection with this amendment.

On January 20, 2017, we entered into Amendment No. 3 to the Credit Facility, which clarified a definition in the Company’s performance guaranty under the Credit Facility. Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints and applicable advance rates, which are generally based on the size, characteristics, and quality of the collateral pledged by Business Investment. The Credit Facility also requires that any interest and principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Among other things, the Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policies without the lenders’ consent. The Credit Facility also generally seeks to restrict distributions to stockholders to the sum of (i) our net investment income, (ii) net capital gains, and (iii) amounts deemed by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. Loans eligible to be pledged as collateral are subject to certain limitations, including, among other things, restrictions on geographic concentrations, industry concentrations, loan size, payment frequency and status, average life, portfolio company leverage, and lien property. The Credit Facility also requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base. Additionally, the Credit Facility contains a performance guaranty that requires the Company to maintain (i) a minimum net worth (defined in the Credit Facility to include our mandatory redeemable term preferred stock) of the greater of $210.0 million or $210.0 million plus 50% of all equity and subordinated debt raised minus 50% of any equity or subordinated debt redeemed or retired after November 16, 2016, which equated to $221.2 million as of March 31, 2018, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200% (or such higher percentage as may be set forth in Section 61 of the 1940 Act), and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2018, and as defined in the performance guaranty of the Credit Facility, we had a net worth of $488.8 million, asset coverage on our senior securities representing indebtedness of 525.7%, calculated in compliance with the requirements of Sections 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. As of March 31, 2018, we had availability, after adjustments for various constraints based on collateral quality, of $53.8 million under the Credit Facility and we were in compliance with all covenants under the Credit Facility. As of May 11, 2018, we had availability, before adjustments for various constraints based on collateral quality, of $32.0 million under the Credit Facility.

In July 2013, pursuant to the terms of the then effective revolving line of credit, we entered into an interest rate cap agreement with KeyBank effective October 2013 for a notional amount of $45.0 million. The interest rate cap agreement expired in April 2016. Prior to its expiration in April 2016, the agreement effectively limited the interest rate on a portion of our borrowings under the then effective revolving line of credit. We incurred a premium fee of $75 in conjunction with this agreement, which was recorded in Net realized loss on other on our accompanying Consolidated Statements of Operations during the year ended March 31, 2017.

OFF-BALANCE SHEET ARRANGEMENTS

Unlike PIK income, we generally do not recognize success fees as income until payment has been received. Due to the contingent nature of success fees, there are no guarantees that we will be able to collect any or all of these success fees or know the timing of any such collections. As a result, as of March 31, 2018 and 2017, we had unrecognized, contractual off-balance sheet success fee receivables of $28.3 million and $24.2 million (or approximately $0.87 and $0.80 per common share), respectively, on our debt investments. Consistent with GAAP, we generally have not recognized success fee receivables and related income in our Consolidated Financial Statements until earned.

CONTRACTUAL OBLIGATIONS

We have line of credit and delayed draw term loan commitments to certain of our portfolio companies that have not been fully drawn. Since these line of credit and delayed draw term loan commitments have expiration dates and we expect many will never be fully drawn, the total line of credit and delayed draw term loan commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused line of credit and delayed draw term loan commitments as of March 31, 2018 to be immaterial.

We have also extended a guaranty on behalf of one of our portfolio companies, whereby we have guaranteed $2.0 million of obligations of Country Club Enterprises, LLC. The guaranty expires in February 2019, unless renewed. As of March 31, 2018, we have not been required to make payments on this or any previous guaranties, and we consider the credit risks to be remote and the fair value of this guaranty to be immaterial.

The following table shows our contractual obligations as of March 31, 2018, at cost:

	Payments Due by Period
Contractual Obligations(A)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Credit Facility(B)	$107,000	$—	$—	$107,000	$—
Mandatorily redeemable preferred stock	139,150	—	—	81,650	57,500
Secured borrowing	5,096	—	5,096	—	—
Interest payments on obligations(C)	63,034	15,120	30,171	15,946	1,797

Total	$314,280	$15,120	$35,267	$204,596	$59,297

(A)	Excludes unused line of credit and delayed draw term loan commitments and guaranties to our portfolio companies in the aggregate principal amount of $8.3 million.
(B)	Principal balance of borrowings outstanding under the Credit Facility, based on the maturity date following the current contractual revolving period end date.
(C)	Includes interest payments due on the Credit Facility and secured borrowing, and dividend obligations on each series of our mandatorily redeemable preferred stock. The amount of interest expense calculated for purposes of this table was based upon rates and outstanding balances as of March 31, 2018. Dividend obligations on our mandatorily redeemable preferred stock assume quarterly declarations and monthly dividend payments through the date of mandatory redemption of each series.

Litigation

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While we do not expect that the resolution of these matters if they arise would materially affect our business, financial condition, results of operations or cash flows, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) as our most critical accounting policy, which is described in Note 2— Summary of Significant Accounting Policies in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus. Additionally, refer to Note 3 — Investments in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding fair value measurements and our application of Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures.” We have also identified our revenue recognition policy as a critical accounting policy, which is described in Note 2— Summary of Significant Accounting Policies in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

Investment Valuation

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, are used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate equity securities. For loans that have been rated by a SEC-registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss, if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of Lower Middle Market companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the Lower Middle Market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all loans in our portfolio as of March 31, 2018 and 2017:

	As of March 31,
Rating	2018	2017
Highest	10.0	10.0
Average	6.4	6.1
Weighted Average	6.5	6.5
Lowest	4.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes. As a RIC, we generally are not subject to federal income tax on the portion of our taxable income and gains distributed to our stockholders. To maintain our qualification as a RIC, we must maintain our status as a BDC and meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must distribute to stockholders at least 90% of our Investment Company Taxable Income. Our policy generally is to make distributions to our stockholders in an amount up to 100% of Investment Company Taxable Income. We may retain some or all of our net long-term capital gains, if any, retain and designate them as deemed distributions, or distribute such gains to stockholders in cash.

In an effort to limit federal excise taxes imposed on RICs, a RIC has to distribute to stockholders, during each calendar year, an amount close to the sum of: (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains in excess of capital losses from preceding years that were not distributed during such years. Under the RIC Modernization Act, we are permitted to carryforward any capital losses that we may incur for an unlimited period, and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. Our capital loss carryforward balance was $0 as of both March 31, 2018 and 2017, respectively.

Recent Accounting Pronouncements

Refer to Note 2 — Summary of Significant Accounting Policies in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for a description of recent accounting pronouncements.

Quantitative and Qualitative Disclosures About Market Risk

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rates at which we borrow funds, such as under the Credit Facility (which is variable) and our mandatorily redeemable preferred stock (which are fixed), and the rates at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

We target to have approximately 10% of the loans in our portfolio at fixed rates, with approximately 90% at variable rates or variables rates with a floor mechanism. As of March 31, 2018, all of our variable-rate loans have rates associated with the current 30-day LIBOR rate and our total debt investment portfolio consisted of the following breakdown based on the principal balance:

97.0%	Variable rates with a floor
3.0	Fixed rates

100.0%	Total

Advances under the Credit Facility generally bear interest at 30-day LIBOR, plus 3.15% per annum, and the Credit Facility includes an unused fee of 0.50% per annum on the portion of the total unused commitment amount that is less than or equal to 45.0% of the total commitment amount and 0.80% per annum on the total unused commitment amount that is greater than 45.0%. Once the revolving period ends, the interest rate margin increases to 3.40% for the period from November 15, 2019 to November 15, 2020, and further increases to 3.65% through maturity.

To illustrate the potential impact of changes in interest rates, we have performed the following hypothetical analysis, which assumes that our balance sheet and interest rates remain constant as of March 31, 2018 and no further actions are taken to alter our existing interest rate sensitivity.

Basis Point Change(A)	Increase (Decrease) in Interest Income	Increase (Decrease) in Interest Expense	Net Increase (Decrease) in Net Assets Resulting from Operations
Up 300 basis points	$11,059	$3,257	$7,802
Up 200 basis points	6,974	2,171	4,803
Up 100 basis points	3,174	1,086	2,088
Down 100 basis points	(795)	(217)	(578)
Down 188 basis points	(795)	(2,044)	1,249

(A)	As of March 31, 2018, our effective average LIBOR was 1.88%, therefore the largest decrease in basis points that could occur was 188 basis points.

Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase (decrease) in net assets resulting from operations. Accordingly, actual results could differ significantly from those in the hypothetical analysis in the table above.

We may also experience risk associated with investing in securities of companies with foreign operations. Some of our portfolio companies have operations located outside the U.S. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2017 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current NAV per common share during a period beginning on August 24, 2017 and expiring on the first anniversary of such date (the “Stockholder Approval”). We intend to seek a similar approval at our 2018 annual meeting of stockholders in August 2018. To sell shares of common stock at a price below NAV per share pursuant to the Stockholder Approval, the 1940 Act mandates that a majority of our directors who have no financial interest in the sale and a majority of our independent directors must have determined (i) that such sale and issuance is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock or immediately prior to the issuance of such common stock that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any underwriting commissions or discounts.

In addition to the mandates of the 1940 Act pertaining to issuances and sales of common stock at a price below NAV per share, our Stockholder Approval requires that any offering of common stock at a price below NAV per share satisfy the following the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our currently outstanding common stock immediately prior to each such sale.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objectives.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company’s NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us (after discounts, commissions and offering expenses) of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us (after discounts, commissions and offering expenses) of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors—Risks Related to an Investment in Our Securities” in this prospectus.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per common share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after discounts, commissions and offering costs) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV).

The prospectus or related prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Us	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	5.00%
Dilution to Stockholder
Common Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$5,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Common Share Held by Stockholder (NAV per Common Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders Who Do Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per common share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after discounts, commissions and offering costs) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per common share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering 250,000 common shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 common shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Common Share to Us	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.50	5.00%	$9.50	5.00%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	10.00%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	3,000	—	$1,000	—
Per Common Share Amounts
NAV Per Common Share Held by Stockholder	—	$9.50	—	$9.50	—
Investment per Common Share Held by Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$9.77	2.33%	$9.43	5.73%
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$0.27	—	$0.07	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	2.73%	—	0.77%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to discounts, commissions and offering costs paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per common share and whose investment per common share is also less than the resulting NAV per common share due to discounts, commissions and offering expenses paid by us being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering, The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Us	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	5.00%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Common Share Held by Common Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	4.65%	—	20.25%

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of our last ten fiscal years, unless otherwise noted. The annual information has been derived from our audited financial statements for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the senior securities table as of March 31, 2018 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
7.125% Series A Cumulative Term Preferred Stock(5)
March 31, 2018	—	N/A	—	N/A
March 31, 2017	—	N/A	—	N/A
March 31, 2016	$40,000,000	$2,214	$25.00	$25.60
March 31, 2015	40,000,000	2,301	25.00	25.78
March 31, 2014	40,000,000	2,978	25.00	26.53
March 31, 2013	40,000,000	2,725	25.00	26.92
March 31, 2012	40,000,000	2,676	25.00	24.97
6.75% Series B Cumulative Term Preferred Stock(6)
March 31, 2018	$41,400,000	$2,373	$25.00	$25.20
March 31, 2017	41,400,000	2,356	25.00	26.00
March 31, 2016	41,400,000	2,214	25.00	24.43
March 31, 2015	41,400,000	2,301	25.00	25.38
6.50% Series C Cumulative Term Preferred Stock due 2022(7)
March 31, 2018	$40,250,000	$2,373	$25.00	$25.33
March 31, 2017	40,250,000	2,356	25.00	25.64
March 31, 2016	40,250,000	2,214	25.00	23.92
6.25% Series D Cumulative Term Preferred Stock due 2023(8)
March 31, 2018	$57,500,000	$2,373	$25.00	$25.22
March 31, 2017	57,500,000	2,356	25.00	25.43
Revolving credit facilities
March 31, 2018	$107,000,000	$5,257	—	N/A
March 31, 2017	69,700,000	6,613	—	N/A
March 31, 2016	95,000,000	4,838	—	N/A
March 31, 2015	118,800,000	2,301	—	N/A
March 31, 2014	61,250,000	2,978	—	N/A
March 31, 2013	31,000,000	2,725	—	N/A
March 31, 2012	—	N/A	—	N/A
March 31, 2011	—	N/A	—	N/A
March 31, 2010	27,800,000	2,814	—	N/A
March 31, 2009	110,265,000	2,930	—	N/A
Short-term loan
March 31, 2018	—	N/A	—	N/A
March 31, 2017	—	N/A	—	N/A
March 31, 2016	—	N/A	—	N/A
March 31, 2015	—	N/A	—	N/A
March 31, 2014	—	N/A	—	N/A
March 31, 2013	$58,016,000	$2,725	—	N/A
March 31, 2012	76,005,000	2,676	—	N/A
March 31, 2011	40,000,000	5,344	—	N/A
March 31, 2010	75,000,000	2,814	—	N/A
Secured borrowings(9)
March 31, 2018	$5,095,785	$5,257	—	N/A
March 31, 2017	5,095,785	6,613	—	N/A
March 31, 2016	5,095,785	4,838	—	N/A
March 31, 2015	5,095,785	2,301	—	N/A
March 31, 2014	5,000,000	2,978	—	N/A
March 31, 2013	5,000,000	2,725	—	N/A

(1)	Total amount of each class of senior securities outstanding as of the dates presented.
(2)	Asset coverage is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness (including interest payable and guarantees). Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Only applicable to our Term Preferred Stock because the other senior securities are not registered for public trading. Average market value per unit is the average of the closing price of the shares on Nasdaq during the last 10 trading days of the period.
(5)	Our Series A Term Preferred Stock was issued in March 2012 and redeemed in September 2016.
(6)	Our Series B Term Preferred Stock was issued in November 2014.
(7)	Our Series C Term Preferred Stock was issued in May 2015.
(8)	Our Series D Term Preferred Stock was issued in September 2016.
(9)	In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our secured second lien term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). In May 2014, we amended the agreement with the third-party to include an additional $0.1 million. Accounting Standards Codification Topic 860, “Transfers and Servicing” requires us to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our Consolidated Statements of Assets and Liabilities included elsewhere in this prospectus reflect the entire secured second lien term debt investment in Ginsey and a corresponding $5.1 million secured borrowing liability. The secured borrowing has a stated fixed interest rate of 7.0% and a maturity date of January 3, 2021.

BUSINESS

Organization

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Investment Adviser and Administrator

We are externally managed by the Adviser an affiliate of ours, under the Advisory Agreement and another of our affiliates, the Administrator, provides administrative services to us pursuant to the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser is organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Advisers Act. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2018, our investment portfolio was made up of 73.8% in debt securities and 26.2% in equity securities, at cost.

We focus on investing in lower middle market private businesses (which we generally define as private companies with annual EBITDA of $3 million to $20 million) (“Lower Middle Market”) in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights. We invest in portfolio companies that need funds for growth capital, to finance acquisitions, recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Capital pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of five years, accrue interest at variable rates (based on the one-month LIBOR) and, to a lesser extent, at fixed rates. As of March 31, 2018, our loan portfolio consisted of 97.0% variable rate loans with floors and 3.0% fixed rate loans based on the total principal balance of all outstanding debt investments. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” interest. As of March 31, 2018, we did not have any securities with a PIK feature.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase any of the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. From our initial public offering in 2005 through March 31, 2018, we have made investments in 47 companies, excluding investments in syndicated loans.

We expect that our investment portfolio will continue to primarily include the following three categories of investments in private companies in the U.S.:

•	First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien secured debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•	Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrower’s first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

•	Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company — Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments. With the exception of our policy to conduct our business as a BDC, these investment policies are not fundamental and may be changed without stockholder approval. See “Regulation as a Business Development Company” for a further discussion on the regulatory framework in which we must operate to retain our status as a BDC.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in secured debt securities and preferred and common stock that we generally acquire in connection with buyouts and other recapitalizations. The following investment policies, along with the investment objectives, may not be changed without the approval of our board of directors (our “Board of Directors”), a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

Investment Concentrations

As of March 31, 2018, our investment portfolio consisted of investments in 33 portfolio companies located in 16 states across 17 different industries with an aggregate fair value of $599.1 million. Our investments in Cambridge, Nth Degree, JR Hobbs, Brunswick and ImageWorks represented our five largest portfolio investments at fair value and collectively comprised $183.4 million, or 30.5%, of our total investment portfolio at fair value. The following table summarizes our investments by security type as of March 31, 2018 and 2017:

	March 31, 2018				March 31, 2017
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$321,303	54.9%	$305,856	51.0%	$284,823	54.3%	$268,150	53.5%
Secured second lien debt	110,484	18.9	97,339	16.2	93,078	17.7	95,040	18.9

Total debt	431,787	73.8	403,195	67.2	377,901	72.0	363,190	72.4
Preferred equity	150,708	25.8	167,150	28.0	140,791	26.8	113,515	22.6
Common equity/equivalents	2,351	0.4	28,802	4.8	6,477	1.2	24,874	5.0

Total equity/equivalents	153,059	26.2	195,952	32.8	147,268	28.0	138,389	27.6

Total investments	$584,846	100.0%	$599,147	100.0%	$525,169	100.0%	$501,579	100.0%

Our investments at fair value consisted of the following industry classifications as of March 31, 2018 and 2017:

	March 31, 2018		March 31, 2017
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Services	$136,719	22.8%	$85,248	17.0%
Home and Office Furnishings, Housewares, and Durable Consumer Products	128,529	21.5	93,062	18.6
Chemicals, Plastics, and Rubber	55,740	9.3	65,156	13.0
Leisure, Amusement, Motion Pictures, Entertainment	43,048	7.2	32,453	6.5
Personal and Non-Durable Consumer Products (Manufacturing Only)	42,836	7.1	19,011	3.8
Diversified/Conglomerate Manufacturing	29,942	5.0	40,303	8.0
Machinery (Non-agriculture, Non-construction, Non-electronic)	21,915	3.7	17,283	3.4
Farming and Agriculture	21,483	3.6	19,096	3.8
Containers, Packaging, and Glass	21,387	3.6	18,266	3.6
Textiles and Leather	19,407	3.2	20,369	4.1
Cargo Transport	15,816	2.6	15,891	3.2
Telecommunications	14,000	2.3	14,000	2.8
Automobile	13,830	2.3	20,792	4.1
Aerospace and Defense	12,457	2.1	16,042	3.2
Beverage, Food, and Tobacco	11,605	1.9	14,802	3.0
Other < 2.0%	10,433	1.8	9,805	1.9

Total investments	$599,147	100.0%	$501,579	100.0%

Our investments at fair value were included in the following U.S. geographic regions as of March 31, 2018 and 2017:

	March 31, 2018		March 31, 2017
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$221,725	37.0%	$175,136	34.9%
Northeast	188,911	31.5	159,614	31.8
West	133,774	22.3	123,475	24.6
Midwest	54,737	9.2	43,354	8.7

Total investments	$599,147	100.0%	$501,579	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, David Dullum, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of Messrs. Gladstone, Brubaker, and Dullum, to the prospective company. If this LOI is issued, then the Adviser and Gladstone Securities (collectively, the “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and our Board of Directors reviews and approves any investments we may make pursuant to the Co-Investment Order.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Experienced Management: We typically require that the companies in which we invest have experienced management teams or a hiring plan in place to install an experienced management team. We also require the companies to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•	Value and Income Orientation and Positive Cash Flow: Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value and income orientation. In seeking value, we focus on established companies in which we can invest at relatively low multiples of EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales, cash flows, and EBITDA to fixed charges coverage, which provides some assurance that the companies will be able to service their debt. We do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•	Strong Competitive Position in an Industry: We seek to invest in companies that have developed strong market positions and significant relative market share within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Liquidation Value of Assets: The projected liquidation value of the assets, if any, is an important factor in our investment analysis in collateralizing our debt securities.

Extensive Due Diligence

The Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in-depth business analysis, including, but not limited to, some or all of the following:

•	A review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	Visits to the prospective portfolio company’s business site(s) and evaluation of potential environmental issues;

•	Interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	Review of loan documents and material contracts;

•	Background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	Research, including market analyses, on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants, as well as other outside advisers, prior to the closing of the investment, as appropriate.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As discussed above, the capital classes through which we typically structure a deal include first lien secured debt, second lien secured debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	Making investments with an expected total return (including interest, yield enhancements and potential equity appreciation) that it believes compensates us for the credit risk of the investment;

•	Seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	Incorporating put and call protection rights into the investment structure where possible;

•	Negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, while also preserving our capital; and

•	Holding board seats or securing board observation rights at the portfolio company.

We expect to hold most of our debt investments until maturity or repayment. From time to time, we may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as a recapitalization of a portfolio company, an initial public offering, or a sale to a third party, including strategic buyers, private equity funds, or existing investors in the portfolio company, and which may be privately negotiated transactions.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in Lower Middle Market companies. Such competitors include private equity funds, leveraged buyout funds, other BDCs, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources or are able to access capital more cost effectively. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, and establish a larger portfolio of investments. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over many other providers of financing to Lower Middle Market companies.

Management Expertise

Our Adviser has an investment committee for each of the Company and the Affiliated Public Funds. Messrs. Gladstone and Brubaker serve as members of the Adviser’s investment committees for each of the Company and each of the Affiliated Public Funds. Messrs. Gladstone and Dullum have extensive experience in investing in Lower Middle Market companies and with operating in the BDC marketplace in general.

Mr. Brubaker has substantial experience in acquisitions and operations of companies. These three individuals, who are part of our executive management team and comprise the Adviser’s investment committee for the Company, dedicate a significant portion of their time to managing our investment portfolio. They have extensive experience providing capital to Lower Middle Market companies and have worked together at the Gladstone family of companies for more than ten years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial, and investment skills.

Increased Access to Investment Opportunities Developed Through Extensive Research Capability and Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation, experience, and focus on investing in Lower Middle Market companies enables us to source and identify well-positioned prospective portfolio companies, which provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies to support the Adviser’s investment activities.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Affiliated Public Funds and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	Focusing on companies with attractive and sustainable market positions and cash flow;

•	Investing in companies with experienced and established management teams;

•	Engaging in extensive due diligence from the perspective of a long-term investor;

•	Investing at low price-to-cash flow multiples; and

•	Adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contrast, we are a corporation of perpetual duration and are exchange-traded. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe the Adviser’s and our management team’s broad expertise and its ability to draw upon many years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a prospective portfolio company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest, thereby affording us a competitive advantage of providing both, equity and debt financing, which may limit uncertainty related to the close of the transaction and the risk of refinancing during periods of market yield compression. We believe that this approach enables the Adviser to develop a financing structure which best fits the investment and growth profile of the underlying company and yields attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each portfolio company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	Monthly analysis of financial and operating performance;

•	Frequent assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	Attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	Continuous assessment of portfolio company management, governance and strategic direction;

•	Continuous assessment of the portfolio company’s industry and competitive environment; and

•	Frequent review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	Management;

•	Boards of directors;

•	Financial sponsors;

•	Capital partners;

•	Auditors; and

•	Advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance, as defined in the 1940 Act, to our portfolio companies and provide other services (other than such managerial assistance) to such portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. At times, the Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) a primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser, as discussed below in “—Transactions with Related Parties – Investment Advisory and Management Agreement – Base Management Fee;” however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies.

Gladstone Securities also provides other services (such as investment banking and due diligence services) to certain of our portfolio companies, see “—Transactions with Related Parties – Other Transactions” below.

Valuation Process

The following is a general description of our Policy (which has been approved by our Board of Directors) that the Valuation Team of the Adviser and Administrator usea each quarter to determine the fair value of our investment portfolio. In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on the Policy. The Adviser values our investments in accordance with the requirements of the 1940 Act and GAAP. There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. Each quarter, our Board of Directors reviews the Policy to determine if changes thereto are advisable and assesses whether the Valuation Team has applied the Policy consistently. With respect to the valuation of our investment portfolio, the Valuation Team performs the following steps each quarter:

•	Each investment is initially assessed by the Valuation Team using the Policy, which may include:

•	Obtaining fair value quotes or utilizing valuation inputs from third party valuation firms; and

•	Using techniques, such as total enterprise value, yield analysis, market quotes and other factors, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

•	Preliminary valuation conclusions are then discussed amongst the Valuation Team and with our management and documented for review by our Board of Directors. Written valuation recommendations and supporting material are sent to the Board of Directors in advance of the quarterly meetings.

•	The Valuation Committee of the Board of Directors (comprised entirely of independent directors) meets to review this documentation and discusses the information provided by our Valuation Team, and determines whether the Valuation Team has followed the Policy, determines whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and reviews other facts and circumstances. Then, the Valuation Committee and chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors, so that the full Board of Directors may review and approve, with a vote, to accept or reject the fair value recommendations in accordance with the Policy.

Fair value measurements of our investments may involve subjective judgment and estimates. Due to the uncertainty inherent in valuing these securities, the Valuation Team’s determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Valuation Team’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

Transactions with Related Parties

Investment Advisory and Management Agreement

Pursuant to our Advisory Agreement, we pay the Adviser certain fees as compensation for its services, consisting of a base management fee and an incentive fee, each as described below. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of either party, approved the annual renewal of the Advisory Agreement through August 31, 2018. Our Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our stockholders; (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company, (4) the extent to which economies of scale will be realized as the Company and the Affiliated Public Funds grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors, (5) the fee structure of the advisory and administrative agreements of comparable funds, and (6) indirect profits to the Adviser created through the Company and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, as stated above, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) a primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies. Loan servicing fees that are payable to the Adviser pursuant to our Credit Facility, are also 100% credited against the base management fee as discussed below “—Loan Servicing Fee Pursuant to Credit Facility.”

Incentive Fee

The incentive fee payable to the Adviser under our Advisory Agreement consists of two parts: an income-based incentive fee and a capital gains-based incentive fee.

The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding calendar year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. For calculation purposes, cumulative aggregate realized capital gains, if any, equals the sum of the excess between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the deficit between the net sales price of each investment, when sold, and the original cost of such investment since our inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the deficit between the fair value of each investment security as of the applicable calculation date and the original cost of such investment security. We have not incurred capital gains-based incentive fees from inception through March 31, 2018, as aggregate unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

In accordance with GAAP, accrual of the capital gains-based incentive fee is determined as if our investments had been liquidated at their fair values as of the end of the reporting period. Therefore, GAAP requires that the capital gains-based incentive fee accrual consider the aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. Accordingly, a GAAP accrual is calculated at the end of the reporting period based on (i) cumulative aggregate realized capital gains since our inception, plus (ii) the entire portfolio’s aggregate unrealized capital appreciation, if any, less (iii) cumulative aggregate realized capital losses since our inception, less (iv) the entire portfolio’s aggregate unrealized capital depreciation, if any. If such amount is positive at the end of a reporting period, a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years, is recorded, regardless of whether such amount is contractually due under the terms of the Advisory Agreement. If such amount is negative, then there is no accrual for such period. As of and for the year ended March 31, 2018, we recorded a capital gains-based incentive fee of $4.4 million; however, such amount is not contractually due under the terms of the Advisory Agreement. There has been no GAAP accrual of a capital gains-based incentive fee for any year prior to March 31, 2018.

Our Board of Directors may accept non-contractual, unconditional, and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income generated in the current or prior year does not cover 100% of the distributions to common stockholders for a year. For the years ended March 31, 2018, 2017 and 2016, there were no such incentive fee credits from the Adviser.

Loan Servicing Fee Pursuant to Credit Facility

The Adviser also services the loans held by our wholly-owned subsidiary, Business Investment (the borrower under the Credit Facility), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under the Credit Facility. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat the payment of the loan servicing fee pursuant to the Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally, and irrevocably credited back to us by the Adviser.

Administration Agreement

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the Administrator’s president), and their respective staffs.

Our allocable portion of the Administrator’s expenses is generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter that the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Administration Agreement or interested persons of either party, approved the annual renewal of the Administration Agreement through August 31, 2018.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional, and irrevocable credits against the base management fee. Refer to Note 4 — Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 20 to 25 full-time employees of the Adviser and the Administrator will spend substantial time on our matters during the remainder of calendar year 2018 and all of calendar year 2019. To the extent we acquire more investments, we anticipate that the number of employees of the Adviser and the Administrator who devote time to our matters will increase.

As of June 1, 2018, the Adviser and Administrator collectively had 66 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
12	Executive management
18	Accounting, administration, compliance, human resources, legal, and treasury
36	Investment management, portfolio management, and due diligence

Properties

We do not own any real estate or other physical properties material to our operations. The Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Advisory and Administration Agreements with the Adviser and Administrator, respectively. The Adviser and Administrator are both headquartered in McLean, Virginia, a suburb of Washington, D.C., and the Adviser also has offices in other states.

Legal Proceedings

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. See “Risk Factors – Risk Related to Our Investments – Portfolio company-related litigation could result in costs, including defense costs or damages, and the diversion of management time and resources.” While we do not expect that the resolution of these matters, if they arise, would materially affect the ability of our Adviser to perform under the Advisory Agreement or our business, financial condition, results of operations or cash flows, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2018, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment objectives and strategies and our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2018, our investment in Funko Acquisition Holdings, LLC (“Funko”) was considered a non-qualifying asset under Section 55 of the 1940 Act and represented less than 0.1% of total investments, at fair value. As of March 31, 2017, our investment in AquaVenture was considered a non-qualifying asset under Section 55 of the 1940 Act and represented 0.7% of total investments, at fair value.

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit		$4,550	$3,882
4300 Papermill Drive		Secured First Lien Term Debt		6,443	—
Knoxville, TN 37909		Secured First Lien Term Debt		840	—
		Preferred Stock	100.0%	2,516	—
		Common Stock	60.4%	300	—

				14,649	3,882
Counsel Press, Inc.	Diversified/Conglomerate Services	Secured First Lien Term Debt		18,000	18,000
460 West 34 th Street, Fourth Floor		Secured First Lien Term Debt		5,500	5,500
New York, NY 10001		Preferred Stock	87.8%	6,995	6,303

				30,495	29,803
Country Club Enterprises, LLC	Automobile	Secured Second Lien Term Debt		4,000	4,000
2D Express Drive		Preferred Stock	56.0%	7,725	1,010
W. Wareham, MA 02571		Guaranty		—	—

				11,725	5,010
Diligent Delivery Systems	Cargo Transport	Secured Second Lien Term Debt		12,916	13,000
333 N. Sam Houston Parkway E. Suite 100		Common Stock Warrants	100.0%	500	2,816

Houston, TX 77060				13,416	15,816
Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Debt		9,913	9,987
1093 Highway 278 East		Preferred Stock	63.2%	3,375	3,375
Moticello, AR 71655		Common Stock	53.7%	63	14,744

				13,351	28,106
Frontier Packaging, Inc.	Containers, Packaging, and Glass	Secured First Lien Term Debt		9,500	9,500
1201 Andover Park East, Suite 101		Preferred Stock	67.8%	1,373	1,428
Tukwila, WA 98188		Common Stock	57.6%	152	10,459

				11,025	21,387
Funko Acquisition Holdings, LLC	Personal and Non-Durable Consumer Products (Manufacturing Only)	Common Stock	0.01%	167	194

1202 Shuksan Way				167	194
Everett, WA 98203
Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured Second Lien Term Debt		13,300	13,300
2078 Center Square Rd		Preferred Stock	94.9%	9,583	12,555
Swedesboro, NJ 08085		Common Stock	78.5%	8	—

				22,891	25,855
Jackrabbit, Inc.	Farming and Agriculture	Secured First Lien Term Debt		11,000	11,000
471 Industrial Ave.		Preferred Stock	79.8%	3,556	2,518
Rippon, CA 95366		Common Stock	55.4%	94	—

				14,650	13,518
Nth Degree, Inc.	Diversified/Conglomerate Service	Secured First Lien Term Debt		13,290	13,290
2675 Breckinridge Blvd., Suite 200		Preferred Stock	49.0%	5,660	26,424

Duluth, GA 30096				18,950	39,714
SBS Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Line of Credit		—	—
1843 N. 106 th E. Ave		Secured First Lien Term Debt		19,957	19,957
Tulsa, OK 74116		Preferred Stock	94.9%	2,771	1,958
		Common Stock	70.5%	222	—

				22,950	21,915
Schylling, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt		13,081	13,081
21 High Street, Suite 400		Secured First Lien Term Debt		8,500	8,500
North Andover, MA 01845		Secured First Lien Term Debt		6,000	6,000
		Preferred Stock	72.7%	4,000	—

				31,581	27,581
Star Seed, Inc.	Farming and Agriculture	Secured First Lien Term Debt		5,000	5,000
101 N Industrial Ave		Preferred Stock	65.2%	1,499	2,376
Osborne, KS 67473		Common Stock	54.7%	1	589

				6,500	7,965
Tread Corporation	Oil and Gas	Secured First Lien Line of Credit		3,216	3,216
176 Eastpark Dr.		Preferred Stock	97.8%	3,768	3,335
Roanoke, VA 24019		Common Stock	88.6%	753	—

				7,737	6,551

Total Non-Control/Non-Affiliate Investments (represents 41.3% of total investments at fair value)				$220,087	$247,297

AFFILIATE INVESTMENTS:
Alloy Die Casting Corp.	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Debt		$12,215	$9,161
6550 Caballero Blvd		Secured Second Lien Term Debt		175	131
Buena Park, CA 90620		Secured Second Lien Term Debt		910	687
		Preferred Stock	69.0%	5,114	—
		Common Stock	60.3%	41	—

				18,455	9,979
Brunswick Bowling Products, Inc.	Home and Office Furnishings,	Secured First Lien Term Debt		17,700	17,700
525 West Laketon Ave.	Housewares and Durable Consumer Products	Preferred Stock	98.2%	4,943	16,615

Muskegon, MI 49441				22,643	34,315
B+T Group Acquisition, Inc.	Telecommunications	Secured First Lien Term Debt		14,000	14,000
1717 Boulder Ave #300		Preferred Stock	69.9%	4,196	—

Tulsa, OK 74119				18,196	14,000
Cambridge Sound Management, Inc.	Home and Office Furnishing, Housewares and Durable Consumer Products	Secured Second Lien Term Debt		16,000	16,000
404 Wyman St.,		Preferred Stock	97.3%	4,500	26,178

Waltham, MA 02451				20,500	42,178
Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock	4.2%	1,841	—
879 Ward Drive		Common Stock	6.6%	—	—

Santa Barbara, CA 93111				1,841	—
D.P.M.S., Inc.	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt		8,795	7,028
950 George St.		Common Stock	40.2%	1	—

Santa Clara, CA 95054				8,796	7,028
Edge Adhesives Holdings, Inc.	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt		9,300	8,742
5117 Northeast Pkwy		Secured First Lien Term Debt		2,400	2,268
Fort Worth, TX 76106		Preferred Stock	41.9%	3,774	1,925

				15,474	12,935
Head Country, Inc.	Beverage, Food and Tobacco	Secured First Lien Term Loan		9,050	9,050
2116 North Ash St.		Preferred Stock	88.9%	4,000	2,555

Ponca City, OK 74601				13,050	11,605
ImageWorks Display and Marketing Group, Inc.	Diversified/Conglomerate Services	Secured First Lien Line of Credit		300	300
415 Wachovia Street		Secured First Lien Term Debt		22,000	22,000
Winston-Salem, NC 27101		Preferred Stock	99.9%	6,750	9,422

				29,050	31,722
J.R. Hobbs Co.—Atlanta, LLC	Diversified/Conglomerate Services	Secured First Lien Term Debt		21,000	21,000
2021 Cedars Rd., Suite 100		Preferred Stock	98.7%	5,920	14,480

Lawrenceville, GA 30043				26,920	35,480
Logo Sportswear, Inc.	Textiles and Leather	Secured First Lien Term Debt		9,200	9,200
500 Cornwall Avenue		Preferred Stock	79.5%	1,096	10,207

Cheshire, CT 06410				10,296	19,407
Meridian Rack & Pinion, Inc.	Automobile	Secured First Lien Term Debt		9,660	8,018
6740 Cobra Way		Preferred Stock	54.4%	3,381	802

San Diego, CA 92121				13,041	8,820
The Mountain Corporation	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured Second Lien Term Debt		18,600	8,692
59 Optical Ave.		Secured Second Lien Term Debt		1,000	1,000
Keene, NH 03431		Secured Second Lien Term Debt		1,500	1,500
		Secured Second Lien Delayed Draw Term Debt		250	250
		Preferred Stock	67.2%	6,899	—
		Common Stock	76.8%	1	—

				28,250	11,442
NDLI, Inc.	Cargo Transport	Preferred Stock	100.0%	3,600	—
11335 Clay Rd Ste. 100		Common Stock	85.0%	—	—

Houston, TX 77041				3,600	—
Old World Christmas, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt		15,770	15,770
PO Box 8000		Preferred Stock	99.2%	6,180	10,411

Spokane, WA 99203				21,950	26,181
Pioneer Square Brands, Inc.	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured First Lien Line of Credit		2,400	2,400
321 3rd Ave, Suite 40		Secured First Lien Term Debt		21,000	21,000
Seattle, WA 98104		Preferred Stock	60.0%	5,500	7,800

				28,900	31,200
PSI Molded Plastic, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt		24,618	24,618
5 Wickers Drive		Preferred Stock	99.4%	8,980	3,016

Wolfeboro, NH 03894				33,598	27,634
SOG Specialty Knives & Tools, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt		6,200	6,200
6521 212th St. SW		Secured First Lien Term Debt		12,200	8,827
Lynnwood, WA 98036		Secured First Lien Term Debt		538	440
		Preferred Stock	70.9%	9,749	—

				28,687	15,467

Total Affiliate Investments (represents 56.6% of total investments at fair value)				$343,247	$339,393

CONTROL INVESTMENTS:
Galaxy Tool Holding Corporation	Aerospace and Defense	Secured First Lien Line of Credit		$5,000	$5,000
1111 Industrial Rd.		Secured Second Lien Term Debt		5,000	5,000
Winfield, KS 67156		Preferred Stock	86.1%	11,464	2,457
		Common Stock	55.0%	48	—

				21,512	12,457

Total Control Investments (represents 2.1% of total investments at fair value)				$21,512	$12,457

TOTAL INVESTMENTS				$584,846	$599,147

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment whose fair value represented greater than 5% of our total assets as of March 31, 2018. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Brunswick Bowling Products, Inc.

Our investments in Brunswick had an aggregate fair value of $34.3 million as of March 31, 2018 and included $4.9 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $17.7 million, which matures on January 19, 2023.

Founded in 1845, Brunswick, headquartered in Muskegon, Michigan, is a leader in the recreation industry and provides industry expertise, products, installation and maintenance for the development and renovation of new and existing bowling centers as well as mixed-use facilities across the entertainment industry.

Our Adviser has entered into a services agreement with Brunswick, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Brunswick and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Brunswick’s business. Brunswick’s business is dependent on the development and construction of new bowling and bowling-related venues, and a decline in the popularity of these venues would have a negative impact on Brunswick’s financial performance. Additionally, the death, disability or departure by one or more of Brunswick’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Brunswick’s board. Brunswick’s principal executive office is located at 525 West Laketon Ave., Muskegon, Michigan 49441.

Cambridge Sound Management, Inc.

Our investments in Cambridge had an aggregate fair value of $42.2 million as of March 31, 2018 and included $4.5 million of preferred stock, at cost, and a secured second lien term loan with a principal amount outstanding of $16.0 million, which matures on August 31, 2021.

Founded in 1999, Cambridge is the developer of Qt® Quiet Technology sound masking systems. Cambridge offers innovative, simple and intelligently designed solutions to the problems of privacy and acoustic distractions. The patented QtPro solution, powered by direct field sound masking technology, is easy to install and delivers high quality uniform sound masking without complex commissioning. The QtPro solution consists of three inch emitters that can be mounted in any ceiling type and networked control modules with independent zones that can be managed from a smartphone, tablet, or PC.

Our Adviser has entered into a services agreement with Cambridge, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Cambridge and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Cambridge’s business. Demand for the company’s products could be impacted by a significant downturn in corporate office space expansion or renovation. Cambridge operates in a competitive industry where competitive products or alternate solutions may replace the need for Cambridge’s product over time. Additionally, the death, disability or departure by one or more of Cambridge’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Erika Highland, serves as a director of Cambridge’s board. Cambridge’s principal executive office is located at 404 Wyman Street, Waltham, Massachusetts 02451.

ImageWorks Display and Marketing Group, Inc.

Our investments in ImageWorks had an aggregate fair value of $31.7 million as of March 31, 2018 and included $6.8 million of preferred stock, at cost, a secured first lien term loan with a principal amount outstanding of $22.0 million which matures on November 21, 2022, and a secured first lien revolving line of credit with a principal amount outstanding of $0.3 million which was scheduled to mature on May 21, 2018. Subsequent to March 31, 2018, the secured first lien revolving line of credit was amended to mature on August 21, 2018.

Founded in 1996, ImageWorks, headquartered in Winston-Salem, North Carolina, is a market leading point-of-purchase display provider specializing in the design, engineering and production of custom semi-permanent and permanent displays across a variety of brands and consumer product end markets.

Our Adviser has entered into a services agreement with ImageWorks, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by ImageWorks and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with ImageWorks’ business. ImageWorks’ business is dependent on the demand for point-of-purchase display units in retail outlets in the United States across a variety of end markets, including tobacco, toys, and hardware. A decline in the desire for either the products themselves or the need for displays to showcase these products would have a negative impact on ImageWorks’ financial performance. Additionally, the death, disability or departure by one or more of ImageWorks’ senior managers could have a negative impact on its business and operations.

One of the Adviser’s principals, David Glazer, serves as a director of ImageWorks’ board. ImageWorks’ principal executive office is located at 415 Wachovia Street, Winston-Salem, North Carolina 27101.

J.R. Hobbs Co. – Atlanta, LLC

Our investments in JR Hobbs had an aggregate fair value of $35.5 million as of March 31, 2018 and included $5.9 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $21.0 million, which matures on February 17, 2022.

Founded in 1971, JR Hobbs is an HVAC installation subcontractor focused on the multifamily and light commercial construction market in the Southeast U.S. Based in Lawrenceville, Georgia, it provides general contractors, building owners, and developers with engineered HVAC solutions for their properties. Through its technical salesforce, rigorous pre-construction procedures, experienced team of senior field personnel, and decades of experience in the multi-family sector, JR Hobbs is a full service HVAC subcontractor to its customers across the Southeast.

Our Adviser has entered into a services agreement with JR Hobbs, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by JR Hobbs and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with JR Hobbs’s business. JR Hobbs’ business is dependent on construction of multi-family buildings in the Southeast, and a decline in construction spending would have a negative impact on JR Hobbs’ ability to win new business. Additionally, the death, disability or departure by one or more of JR Hobbs’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s directors, Peter Roushdy, serves as a director of JR Hobbs’s board. JR Hobbs’s principal executive office is located at 2021 Cedars Rd., Lawrenceville, Georgia 30043.

Nth Degree, Inc.

Our investments in Nth Degree had an aggregate fair value of $39.7 million as of March 31, 2018 and included $5.7 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $13.3 million, which matures on December 14, 2020.

Founded in 1979, Nth Degree is a multifaceted face-to-face event marketing and management services organization. Based outside of Atlanta, Georgia, Nth Degree operates two divisions. The labor division provides installation and dismantle services for tradeshow exhibits across the country. Nth Degree is the largest exhibitor-appointed provider of this service in the U.S. The events division provides event management services for large corporate events, managing logistics, sales and sponsorship, education services, and all other facets of these events.

Our Adviser has entered into a services agreement with Nth Degree, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Nth Degree and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Nth Degree’s business. The tradeshow industry is exposed to economic cycles as tradeshow expenditures are highly correlated with economic activity. Nth Degree’s events division has two large customers and the loss of either or both customers would have a significant impact on the company’s financial performance, however, these customers do not represent a significant percentage of the overall company’s revenue. Additionally, the death, disability or departure by one or more of Nth Degree’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Nth Degree’s board. Nth Degree’s principal executive office is located at 2675 Breckinridge Boulevard, Duluth, Georgia 30096.

Pioneer Square Brands, Inc.

Our investments in Pioneer had an aggregate fair value of $31.2 million as of March 31, 2018 and included $5.5 million of preferred stock, at cost, a secured first lien term loan with a principal amount outstanding of $21.0 million which matures on August 25, 2022, and a secured first lien revolving line of credit with a principal amount outstanding of $2.4 million which was scheduled to mature on April 25, 2018. Subsequent to March 31, 2018, the secured first lien revolving line of credit was repaid and terminated.

Pioneer, headquartered in Seattle, Washington, is a designer, manufacturer, and marketer of premium mobile technology bags and cases serving a diverse customer base, primarily in the K-12 education sector.

Our Adviser has entered into a services agreement with Pioneer, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Pioneer and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Pioneer’s business. Pioneer’s business is dependent on the continued adoption of electronic devices in K-12 curricula in the U.S., and a decline in the use of such devices would have a negative impact on Pioneer’s financial performance. Additionally, the death, disability or departure by one or more of Pioneer’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Pioneer’s board. Pioneer’s principal executive office is located at 321 3rd Ave., Seattle, Washington 98104.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight members, six of whom are not considered to be “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our Term Preferred Stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	76	Chairman of the Board of Directors and Chief Executive Officer (1)(2)(6)	2005	2019
Terry L. Brubaker	74	Vice Chairman, Chief Operating Officer and Director (1)(2)(6)	2005	2018
Independent Directors
Paul W. Adelgren	75	Director (4)(5)(7)	2005	2019
Michela A. English	68	Director (3)(7)	2005	2020
Caren D. Merrick	58	Director (3)(7)	2014	2018
John H. Outland	72	Director (3)(4)(5)(7)	2005	2019
Anthony W. Parker	72	Director (2)(3)(6)(7)	2005	2020
Walter H. Wilkinson, Jr.	72	Director (4)(5)(7)	2014	2018

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by our Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee.
(7)	Each independent director serves as an alternate member of each committee for which they do not serve as a regular member. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

The biographical information for each of our directors includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, Gladstone Capital since January 2003 and Gladstone Land since January 2013. From 1997 until January 2018, Mr. Adelgren served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president—finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board of Directors, due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee (the “Ethics Committee”).

Michela A. English. Ms. English has served as a director since June 2005. Ms. English has served as director of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. since January 2017 and served as President and Chief Executive Officer of Fight for Children from June 2006 to January 2017. Ms. English has also been a director of Gladstone Commercial since August 2003, Gladstone Capital since June 2002 and Gladstone Land since January 2013.

From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English has served as director of the Hershey Trust Company and the Milton Hershey School since 2018, the Educational Testing Service since 2000, as a director of D.C. Preparatory Academy since 2004, and a director of the D.C. Public Education Fund since 2007. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board of Directors due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board of Directors since 2005.

Caren D. Merrick. Ms. Merrick has served as our director and as a director of Gladstone Capital, Gladstone Commercial, and Gladstone Land since November 2014. Ms. Merrick is the former founder and Chief Executive Officer of Caren Merrick & Co., an advisory firm on growth strategies since 2014. Ms. Merrick is the founder of, and from 2014 until 2017, served as the chief executive officer of, Pocket Mentor, a mobile application and digital publishing company focused on leadership development and career advancement. Since 2004 she has served as a partner with Bibury Partners, an investment advisory firm that focuses on enterprise and consumer technology sectors. In addition, Ms. Merrick has served as a board member of WashingtonFirst Bankshares, Inc. (Nasdaq: WFBI) since June 2015 and has served as a board member of the Metropolitan Washington Airport Authority since 2012. Ms. Merrick co-founded and from 1996 to 2001 served as an executive vice president of, webMethods, Inc., a company that provides business-to-business enterprise software solution for Global 2000 companies. Ms. Merrick served on the boards of directors of VisualCV, a venture-backed online resume and corporate talent management solution, from 2008 – 2011, Inova Healthcare Services from 2001 – 2005, and the Northern Virginia Technology Council from 2000 – 2004. Ms. Merrick previously served as a member of the Technology Subgroup on the Virginia Governor’s Economic Development and Jobs Creation Commission from 2010 – 2011. Ms. Merrick also was director of AOL.com for America Online from 1996 – 1997, and has also been a consultant for Australia Post, a $5 billion government business enterprise that provides postal, retail and financial, logistics and fulfillment services across Australia. Ms. Merrick is also a founding investor in Venture Philanthropy Partners, a philanthropic investment organization that mentors nonprofit leaders in growing programs to improve the lives of children from low income families in the National Capital Region. She has also served on the boards of several Washington, DC area charities, including Greater DC Cares, CharityWorks, the Fairfax Symphony and the Langley School. She is an active member of ARCS – Advancing Science in America – Achievement Awards for College Scientists. She also currently serves on the board of the Global Good Fund and the Women in Technology’s Leadership Foundry. Ms. Merrick received a BA in political science from the University of California, Los Angeles, and has received a Certificate of Director Education from the National Association of Corporate Directors. Ms. Merrick was selected to serve as an independent director on our Board of Directors due to her knowledge and experience in operating a business and her understanding of the small business area through experiences overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

John H. Outland. Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial and Gladstone Capital since December 2003 and Gladstone Land since January 2013. Mr. Outland has been a private investor since June 2006. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage products. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board of Directors due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board of Directors since 2005.

Anthony W. Parker. Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, Gladstone Capital since August 2001 and Gladstone Land since January 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded, and has since served as chairman of the board of, Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of Capitol Resource Funding, Inc., a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and, from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker is currently a director of the Naval Sailing Foundation, a 501(c) organization located in Annapolis, Maryland. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board of Directors due to his expertise and experience in the field of corporate taxation as well as his past service on our Board of Directors since 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Walter H. Wilkinson, Jr. Mr. Wilkinson has served as our director and as a director of Gladstone Capital, Gladstone Commercial and Gladstone Land since October 2014. Mr. Wilkinson is the founder and former general partner of Kitty Hawk Capital, a venture capital firm from its founding in 1980 through 2016 and based in Charlotte, North Carolina. He has served on the board of the N.C. State University Foundation and has previously served on the boards of other universities and related organizations. He is a past member and director of the National Venture Capital Association and is a past member and Chairman of the National Association of Small Business Investment Companies. He was founding Chairman of the Carolinas Chapter of the National Association of Corporate Directors (“NACD”) and served on its board from 2013 until December 2015. He is a NACD Leadership Fellow, having completed the NACD’s program for corporate directors. He served as a director of RF Micro Devices (Nasdaq: RFMD) from 1992 to January 2015 and served as the Chairman of the board of directors from July 2008 until January 2015 when RF Micro Devices merged with Triquint Semiconductor, Inc. (Nasdaq: TQNT) to form the new company QORVO (Nasdaq:QRVO) where he currently serves as lead independent director. Mr. Wilkinson serves or has served as a director of numerous venture-backed companies, both public and private. During his career he has helped to start or expand dozens of rapidly growing companies in a variety of industries. He is a graduate of N.C. State University (BS) and the Harvard Graduate School of Business Administration (MBA). Mr. Wilkinson was selected to serve as an independent director on our Board of Directors due to his strong leadership skills and his valuable understanding of our industry from over 35 years of venture capital experience.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception and president until April 2008. Mr. Gladstone is also the founder of our Adviser and Administrator and has served as chief executive officer of each and chairman of the board of directors and board of managers, respectively, of each since their inception. Mr. Gladstone also serves as a non-employee director of the board of managers our affiliate Gladstone Securities. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital, Gladstone Commercial and Gladstone Land. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Ltd. (Nasdaq: ACAS), a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (Nasdaq: ALD) (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board of Directors due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and vice chairman since our inception. Mr. Brubaker served as our secretary from our inception through October 2012, when he became assistant secretary. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer and as secretary from inception through October 2012. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. Mr. Brubaker has also served as vice chairman and chief operating officer of Gladstone Land since April 2007. Mr. Brubaker stepped down as secretary and became assistant secretary of each of Gladstone Capital, Gladstone Commercial, Gladstone Land and the Adviser in October 2012. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board of Directors due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board of Directors since our inception.

Executive Officers and Certain Other Officers Who Are Not Directors

Information regarding our executive officer and certain other officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
David A.R. Dullum	70	President
Michael LiCalsi	48	General Counsel and Secretary
Julia Ryan	37	Chief Financial Officer and Treasurer

David A.R. Dullum. Mr. Dullum has served as our president since April 2008 and a director from June 2005 to August 2015. Mr. Dullum has been a senior managing director of our Adviser since February 2008, a director of Gladstone Commercial from August 2003 until May 2015, and a director of Gladstone Capital from August 2001 until February 2015. From 1995 to 2009, Mr. Dullum had been a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Michael LiCalsi. Mr. LiCalsi is general counsel for all of the affiliated Gladstone companies and has served in this capacity since October 2009. He has also served as secretary of all of the affiliated Gladstone companies since October 2012. In addition, Mr. LiCalsi is the president of the Administrator, since July 2013, and serves as managing principal of Gladstone Securities and as a member of its board of managers, since 2010.

Julia Ryan. Ms. Ryan has served as our chief financial officer and treasurer since July 2015 and as our chief accounting officer since April 2015. Prior to that time, she served in the assurance services practice at KPMG LLP, where she worked from 2004 to 2015. In this role, Ms. Ryan primarily provided services to public companies in the asset management and real estate industries. She is a certified public accountant in the Commonwealth of Virginia and a member of the AICPA and VSCPA.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser.

Director Independence

As required under Nasdaq listing standards, our Board of Directors annually determines each director’s independence. The Nasdaq listing standards provide that a director of a BDC is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us or our Adviser.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, the Board of Directors has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board of Directors and our chief executive officer. Our Board of Directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead independent director for all meetings of our independent directors held in executive session. The lead independent director has the responsibility of presiding at all executive sessions of our Board of Directors, consulting with the chairman and chief executive officer on Board of Directors and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board of Directors believes the combined role of chairman and chief executive officer, together with a lead independent director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board of Directors considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of our Adviser. The Board concluded that the combined role enhances the Board of Directors’ understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Gladstone’s ownership of and employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board of Directors’ behest and on its behalf.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of the independent directors or the full Board of Directors under applicable laws and regulations. The executive committee did not meet during the fiscal year ended March 31, 2018.

Audit Committee. The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the scope of the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is also responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. On a quarterly basis, the Audit Committee reviews and discusses with management and our independent accountants the Company’s quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities with respect to independent audits carried out by the firm and any steps taken to deal with any such issues. During the fiscal year ended March 31, 2018, the Audit Committee was comprised of Messrs. Parker (Chairperson) and Outland and Mses. English and Merrick. Messrs. Adelgren and Wilkinson served as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on the Corporate Governance section of our website at www.gladstoneinvestment.com.

Our Board of Directors has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No member of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board of Directors has unanimously determined that all Audit Committee members and alternate members are financially literate under current Nasdaq rules and that each of Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board of Directors made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Mses. English and Merrick also serve on the audit committees of Gladstone Capital, Gladstone Commercial and Gladstone Land. Our Audit Committee’s alternate members, Messrs. Adelgren and Wilkinson, also serve as alternate members on the audit committees of Gladstone Capital, Gladstone Commercial and Gladstone Land. Our Board of Directors has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Audit Committee.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders on the Corporate Governance section of our website at www.gladstoneinvestment.com. The Compensation Committee conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed and determines whether or not to recommend to the Board of Directors renewal of such Agreements for the upcoming year. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the fiscal year ended March 31, 2018, the Compensation Committee was composed of Messrs. Outland (Chairperson), Adelgren and Wilkinson. Mr. Parker and Mses. English and Merrick served as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the fiscal year ended March 31, 2018.

Our Board of Directors has determined that all members and alternate members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No member of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland, Adelgren and Wilkinson also serve on the compensation committees of Gladstone Commercial, Gladstone Land and Gladstone Capital. Our Compensation Committee’s alternate members, Mr. Parker and Mses. English and Merrick also serve as alternate members on the compensation committees of Gladstone Commercial, Gladstone Land and Gladstone Capital. Our Board of Directors has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Compensation Committee.

Ethics, Nominating, and Corporate Governance Committee. The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board of Directors), reviewing and evaluating incumbent directors, recommending to our Board of Directors for selection candidates for election to our Board of Directors, making recommendations to our Board of Directors regarding the membership of the committees of our Board of Directors, assessing the performance of our Board of Directors, and developing our corporate governance principles. Our Ethics Committee charter can be found on the Corporate Governance section of our website at www.gladstoneinvestment.com. During the fiscal year ended March 31, 2018, the Ethics Committee was composed of Messrs. Adelgren (Chairperson), Outland and Wilkinson. Mr. Parker and Mses. English and Merrick served as alternate members of the Ethics Committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Ethics Committee met four times during the last fiscal year.

The Ethics Committee considers director candidates recommended by stockholders. The Ethics Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth below under “— Qualification for our Director Candidates,” based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration to become nominees for election to our Board of Directors may do so by timely delivering a written recommendation to the Ethics Committee containing the information required by our Bylaws.

For nominations for election to our Board of Directors or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of Article III, Section 5 of our Bylaws. These notice provisions require that nominations for directors for the upcoming fiscal year must be received no earlier than 120 days before the first anniversary of the then-current fiscal year’s annual meeting of stockholders, and no later than 90 days before the first anniversary of the then-current fiscal year’s annual meeting of stockholders. In the event that an annual meeting is advanced or delayed by more than 30 days from the first anniversary of the prior year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to such annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Ethics Committee has not received or rejected a timely director nominee proposal from a stockholder or stockholders.

Offering Committee. The Offering Committee was comprised of Messrs. Gladstone (Chairman), Brubaker and Parker during the fiscal year ended March 31, 2018, with each of our other directors who meet the independence requirements of Nasdaq serving as alternates for Mr. Parker. The Offering Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board of Directors that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstoneinvestment.com. The Offering Committee did not meet during the fiscal year ended March 31, 2018.

Valuation Committee. The Valuation Committee was comprised of Ms. Merrick (Chairperson), and Messrs. Outland, Parker and Wilkinson during the fiscal year ended March 31, 2018, with each of our other independent directors serving as alternates. The Valuation Committee is responsible for assisting the Board of Directors in determining the fair value of our investment portfolio or other assets in compliance with the Investment Company Act of 1940, as amended, and assisting the Board of Directors’ compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee was formed in July 2015, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstoneinvestment.com. The Valuation Committee met four times during the fiscal year ended March 31, 2018.

Qualification for our Director Candidates

The Ethics Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics Committee and Board of Directors believe that diversity is an important attribute of directors and that our Board of Directors should be the culmination of an array of backgrounds and experiences and capable of articulating a variety of viewpoints. Accordingly, the ethics, nominating and corporate governance committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board of Directors at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the ethics, nominating and corporate governance committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. The Ethics Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The ethics, nominating and corporate governance committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Ethics Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings

Our Board met four times during our fiscal year ended March 31, 2018. During the fiscal year ended March 31, 2018, each member of the Board of Directors attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served. As applicable under Nasdaq listing standards, which require regularly scheduled meetings of independent directors, our independent directors met four times during fiscal year 2018 in regularly scheduled executive sessions at which only independent directors were present.

Oversight of Risk Management

Since September 2007, John Dellafiora, Jr. has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board of Directors in this capacity. In addition, Mr. Dellafiora serves as the chief compliance officer of each of the Affiliated Public Funds. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities. He additionally serves as the chief compliance officer and chief financial officer of the Adviser and the Administrator. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and members of our executive management including, among others, our chief executive officer, chief financial officer and treasurer and chief operating officer. Our Board of Directors, in its entirety, plays an active role in overseeing management of our risks. Our Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board of Directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least quarterly (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser to determine whether the compensation paid to our Adviser was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

•	Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition the Valuation Committee facilitates communication between the Board of Directors, our senior and financial management and our independent public accountants related to valuation matters.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receives direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively.

Mr. Gladstone, our chairman and chief executive officer; Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary; and Mr. Dullum, our president, are all employees of and compensated directly by our Adviser. Ms. Ryan, our chief financial officer and treasurer, is an employee of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salary of our chief financial officer and treasurer. During our last fiscal year, our allocable portion of Ms. Ryan’s compensation paid by our Administrator was $41,840 of her salary, $20,559 of her bonus, and $8,923 of the cost of her benefits.

During the fiscal year ended March 31, 2018, we incurred total fees, net of credits, of approximately $13.4 million to our Adviser under the Advisory Agreement and $1.1 million to our Administrator under the Administration Agreement. See “Business—Transactions with Related Parties—Investment Advisory and Management Agreement,” “Business—Transactions with Related Parties – Administration Agreement,” and “ — Certain Transactions—Investment Advisor and Administrator.”

Compensation of Directors

The following table shows, for the fiscal year ended March 31, 2018, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors.

Name	Aggregate Compensation from the Company	Total Compensation From the Company and Fund Complex Paid to Directors (1)
Paul W. Adelgren	$39,000	$154,000
Michela A. English	$38,000	$150,000
Caren D. Merrick	$45,000	$171,000
John H. Outland	$52,000	$205,540
Anthony W. Parker	$49,500	$192,000
Walter H. Wilkinson, Jr.	$42,000	$162,000

(1)	Includes compensation the director received from Gladstone Capital, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, and Gladstone Land, our affiliate and a real estate investment trust, although not part of our Fund Complex.

For our fiscal year ended March 31, 2018, as compensation for serving on our Board of Directors, each of our independent directors received an annual fee of $25,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board of Directors met. In addition, the chairperson of the Audit Committee received an annual fee of $7,500, the chairpersons of each of the Compensation and Valuation Committees received an annual fee of $3,000 and the chairperson of the Ethics Committee received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2018 other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisor and Administrator

We are externally managed by our Adviser, an affiliate of ours, under the Advisory Agreement and another of our affiliates, the Administrator provides administrative services to us pursuant to the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. In addition to the fees payable under the Advisory Agreement and the Administration Agreement (as described below), we pay our direct expenses, including directors’ fees, legal and accounting fees and stockholder related expenses. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

Our Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and David Dullum, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002 and on the board of managers of the Administrator since it was founded in 2005. Mr. Brubaker has served as the vice chairman, chief operating officer of the Adviser since 2002 and on the board of managers of the Administrator since 2005. Mr. Dullum has served as an executive managing director of the Adviser since 2008. For more complete biographical information of Messrs. Gladstone, Brubaker and Dullum, please see “ —Board of Directors—Interested Directors” and “ —Executive Officers and Certain Other Officers who are Not Directors.”

As discussed above, the Portfolio Managers are all officers or directors, or both, of our Adviser, and Messrs. Gladstone and Brubaker are managers of the Administrator. Mr. Gladstone is also the controlling stockholder of the parent company of the Adviser and the Administrator. Although we believe that the terms of the Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator and their officers and its directors have a material interest in the terms of these agreement. Based on an analysis of publicly available information, the Board of Directors believes that the terms and the fees payable under the Advisory Agreement and the Administration Agreement are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers and administrators.

Our Adviser and Administrator provide investment advisory and administration services, respectively, to the other Affiliated Public Funds. As such, certain of our Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker and Robert Marcotte (the president of Gladstone Capital and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of the portfolio of Gladstone Capital, another publicly-traded BDC; Messrs. Gladstone, Brubaker and Robert Cutlip (the president of Gladstone Commercial and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of Gladstone Commercial, a publicly-traded real estate investment trust; and Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded real estate investment trust. As of March 31, 2018, the Adviser had an aggregate of approximately $2.2 billion in total assets under management in the Company and the Affiliated Public Funds, all of which is subject to performance-based advisory fees and for which Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management.

Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, the Administrator and the Affiliated Public Funds. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, the Administrator and the Affiliated Public Funds. Mr. Dullum, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the

Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of March 31, 2018, our Board of Directors has approved the following types of transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business— Ongoing Management of Investments and Portfolio Company Relationships — Managerial Assistance and Services.”

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each Portfolio Manager’s base salary is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the post-tax performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and incentive fees earned in managing its investment funds, including Gladstone Investment. Pursuant to the Advisory Agreement, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended March 31, 2018, 2017 and 2016, we incurred net fees of approximately $13.4 million, $11.2 million and $12.0 million, respectively, to our Adviser under the Advisory Agreement. See “Business – Transactions with Related Parties – Investment Advisory and Management Agreement” for a full discussion of how such fees are computed and paid.

Administrator Compensation

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees. During the fiscal years ended March 31, 2018, 2017 and 2016, we incurred total fees of approximately $1.1 million, $1.1 million and $1.2 million, respectively, to our Administrator under the Administration Agreement. See “Business – Transactions with Related Parties – Administration Agreement” for more information about how these fees are calculated.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement and the Administration Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 11, 2017, we renewed the Advisory Agreement and the Administration Agreement through August 31, 2018. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our stockholders; (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the

Company, (4) the extent to which economies of scale will be realized as the Company and the Affiliated Public Funds grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors, (5) the fee structure of the advisory and administrative agreements of comparable funds, and (6) indirect profits to the Adviser created through the Company and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Related to our External Management—We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, David Dullum and Terry Lee Brubaker, and on the continued operations of the Adviser, for our future success.”

Indemnification

The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator’s services under the Administration Agreement or otherwise as an administrator for us, as applicable.

In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Loan Servicing Fee Pursuant to Credit Facility

The Adviser also services the loans held by our wholly-owned subsidiary, Business Investment (the borrower under our Credit Facility), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Investment is our consolidated subsidiary and the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally, and irrevocably credited back to us by the Adviser.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, a privately-held broker-dealer registered with the FINRA and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional, and irrevocable credits against the base management fee. For additional information refer to Note 4 – Related Party Transactions in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 18, 2018 (unless otherwise indicated), the beneficial ownership of each current director, each of the named executive officers, each of the Portfolio Managers that are not also directors, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102.

Beneficial Ownership of Voting Securities(1)(2)

Name and Address	Number of Shares of Common Stock		Percent of Total Common Stock		Number of Preferred Stock	Percent of Total Preferred Stock
Directors:
Paul W. Adelgren	6,610		*	%	—	—%
Terry L. Brubaker	47,497		*	%	—	—%
Michela A. English	1,388		*	%	—	—%
David Gladstone	645,973		1.97%		—	—%
Caren D. Merrick	1,965	(3)	*	%	—	—%
John H. Outland	3,689		*	%	—	—%
Anthony W. Parker	13,060		*	%	—	—%
Walter H. Wilkinson, Jr.	15,002		*	%	—	—%
Named Executive Officers (that are not also Directors):
Julia Ryan	—		—		—	—%
All executive officers and directors as a group (10 persons)	822,751		2.51%		—	—%
5% Stockholders:
Karpus Management, Inc. (4)	—		—		784,281	15.26%
RiverNorth Capital Management, LLC (5)	—		—		128,627	9.19%

*	Less than 1%
(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 32,822,459 shares outstanding on May 18, 2018.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Includes 1,388 shares that are pledged as collateral in connection with a margin account.
(4)	This information has been obtained from a Schedule 13G/A filed by Karpus Management, Inc. (“Karpus”) on February 14, 2018, according to which Karpus has sole voting and sole investment powers with respect to all 784,281 shares of preferred stock reported as beneficially owned. The address of Karpus’s principal place of business is 183 Sully’s Trail, Pittsford, New York 14534.
(5)	This information has been obtained from a Schedule 13G filed by RiverNorth Capital Management, LLC (“RiverNorth”) on February 14, 2018, according to which RiverNorth has sole voting sole dispositive powers with respect to all 128,627 shares of Term Preferred Stock reported as beneficially owned. The address of RiverNorth’s principal place of business is 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654-7030.

The following table sets forth, as of May 18, 2018, the dollar range of equity securities that are beneficially owned by each of our directors and each of our Portfolio Managers that is not also a director in the Company.

Name	Dollar Range of Equity Securities of the Company Owned by Directors (1)(2)
Interested Directors:
David Gladstone	Over $1,000,000
Terry Lee Brubaker	Over $1,000,000
Independent Directors:
Paul W. Adelgren	$10,001-$50,000
Michela A. English	$10,001-$50,000

Caren D. Merrick	$10,001-$50,000
John H. Outland	$10,001-$50,000
Anthony Parker	$50,001-$100,000
Walter H. Wilkinson, Jr.	$50,001-$100,000
Portfolio Managers (that are not also Directors):
David A.R. Dullum	$500,001-$1,000,000

(1)	Ownership is calculated in accordance with Rule 16-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of May 18, 2018, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Capital, our affiliate and a BDC, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Capital as of May 18, 2018, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Capital, other than the common stock listed below.

Name	Number of Common Shares	Percent of Class	Value of Securities(1)
Independent Directors:
Paul W. Adelgren	9,034	*	$82,847
Michela A. English (2)	1,588	*	$14,568
Caren D. Merrick	2,835	*	$25,997
John H. Outland	2,569	*	$23,558
Anthony Parker	—	*	$—
Walter H. Wilkinson, Jr.	14,107	*	$129,365

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of May 18, 2018, times the number of shares of the respective class so beneficially owned and aggregated accordingly.
(2)	Includes 1,588 shares that are pledged as collateral in connection with a margin account.

Gladstone Commercial, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Commercial as of May 18, 2018, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Commercial, other than the common stock listed below.

Name	Number of Common Shares	Percent of Class	Value of Securities(1)
Independent Directors:
Paul W. Adelgren	10,113	*	$184,776
Michela A. English(2)	2,111	*	$38,570
Caren D. Merrick	2,816	*	$51,448
John H. Outland	2,321	*	$42,405
Anthony Parker	29,316	*	$535,618
Walter H. Wilkinson, Jr.	7,852	*	$146,467

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of May 18, 2018, times the number of shares of the respective class so beneficially owned and aggregated accordingly.
(2)	Includes 2,111 shares that are pledged as collateral in connection with a margin account.

Gladstone Land, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of May 18, 2018, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Land, other than the common stock listed below.

Name	Number of Common Shares	Percent of Class	Value of Securities(1)
Independent Directors:
Paul W. Adelgren	10,442	*	$132,826
Michela A. English(2)	1,230	*	$15,647

Caren D. Merrick	4,432		*	$56,375
John H. Outland	1,791		*	$22,782
Anthony Parker	5,631		*	$71,629
Walter H. Wilkinson, Jr.	9,879	]	*	$125,669

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq of May 18, 2018, times the number of shares of the respective class so beneficially owned and aggregated accordingly.
(2)	Includes 1,230 shares that are pledged as collateral in connection with a margin account.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare, authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our distribution disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on Nasdaq or elsewhere for the participants’ accounts. The price of the shares will be the weighted average price of all shares purchased by the plan agent on such trade date or dates.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan at any time by contacting Computershare online at www.computershare.com/investor, via telephone at 781-575-2000 or by mailing a request to 250 Royall Street, Canton, Massachussets 02021 or by selling or transferring all applicable shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the shares on behalf of the withdrawing participant. If such dividends are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those shares purchased through the plan agent, as well as shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee of $15.00 for each batch order sale and $25.00 for each market order, day limit order and good-til-canceled limit order sale, plus brokerage commissions of $0.10 per share, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee of up to $5.00, plus per share brokerage commissions of $0.10, incurred with respect to open market purchases.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

RIC Status

To qualify for treatment as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90% of our taxable ordinary income plus the excess of our Investment Company Taxable Income. We refer to this as the “annual distribution requirement.” We must also meet several additional requirements, including:

•	Business Development Company status: At all times during the taxable year, we must maintain our status as a BDC.

•	Income source requirements: At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified, publicly-traded partnership.

•	Asset diversification requirements: As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets (the “50% threshold”), and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified, publicly-traded partnerships.

Failure to Qualify as a RIC

If we are unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we generally would be subject to corporate-level federal income tax on any unrealized appreciation with respect to our assets to the extent that any such unrealized appreciation is recognized during the five-year period commencing on the first date on which we requalify as a RIC.

Qualification as a RIC

If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our Investment Company Taxable Income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. For the calendar years ended December 31, 2017, 2016 and 2015, we incurred $0.2 million, $0.4 million and $0.2 million, respectively, in excise taxes. As of March 31, 2018, our capital loss carryforward was $0.

We will be subject to regular corporate income tax, currently a flat rate of 21%, on any income that is not distributed or deemed to be distributed, including both ordinary income and capital gains. We may retain some or all of our net long-term capital gains, if any, retain and designate them as deemed distributions, or distribute such capital gains to stockholders in cash. If we retain long-term capital gains, we will be subject to federal and state income taxes on such retained capital gains. If we deem long-term capital gains to be distributed, among other consequences, we will pay federal tax on the retained net long-term capital gains, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder, and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. The amount of the deemed distribution, net of such tax, will be added to the stockholder’s tax basis for its stock. We expect to pay federal tax on any retained long-term capital gains at regular corporate tax rates, and therefore, if that rate is in excess of the marginal income tax rate payable by a particular individual stockholder on long-term capital gains, the amount of tax that such individual stockholder will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders after the close of the relevant tax year. As of March 31, 2018, we have never made a deemed distribution.

Taxation of Our U.S. Stockholders

Distributions

For any period during which we qualify as a RIC for federal income tax purposes, distributions to our stockholders attributable to our Investment Company Taxable Income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of stock and thereafter as gain from the sale of shares of our stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period of the stock and whether the distributions are paid in cash or invested in additional stock. Corporate stockholders are generally eligible for the 50% dividends received deduction with respect to dividends received from us, other than capital gains dividends, but only to the extent such amount is attributable to dividends received by us from taxable domestic corporations.

A RIC that has two or more classes of stock generally is required to allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains, qualified dividend income and dividends qualifying for the dividends-received deduction) based upon the percentage of total distributions paid to each class for the tax year. Accordingly, we intend to allocate capital gain distributions, distributions of qualified dividend income, and distributions qualifying for the dividends-received deduction, if any, between our common shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.

Any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect (in accordance with Section 855(a) of the Code) to relate a distribution back to the prior taxable year if we (1) declare such distribution prior to the later of the extended due date for filing our return for that taxable year or the 15th day of the ninth month following the close of the taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular distribution payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a distribution in the taxable year in which the distribution is made, subject to the October, November, December rule described above. As of March 31, 2018, our Section 855(a) distributions were $8.4 million.

If a common stockholder participates in our “opt in” dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional common shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. The plan agent purchases shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stockholders.

Sale of Our Shares

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of the shares of our common or preferred stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently 21%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders. Certain U.S. stockholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare tax on, among other things, dividends on and capital gain from the sale or other disposition of shares of our stock.

Backup Withholding and Other Required Withholding

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 24%, from all taxable distributions to any non-corporate U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2019 with respect to gross proceeds from a sale or other disposition of our stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to make long-term investments in private companies. A BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in qualifying assets, as described in Sections 55(a)(1) through (a)(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“Operating Assets”) represent at least 70% of total assets, exclusive of Operating Assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	Is organized under the laws of, and has its principal place of business in, any state or states in the U.S.;

(b)	Is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	Satisfies one of the following:

(i)	It does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	It is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	It has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv)	It does not have any class of securities listed on a national securities exchange; or

(v)	It has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

As of March 31, 2018, 99.7% of our assets were qualifying assets.

Asset Coverage

Pursuant to Section 61(a) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock. In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% (currently) or 150% (effective April 10, 2019; refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Recent Developments — Small Business Credit Availability Act” for a discussion of changes to the asset coverage requirements pursuant to the SBCAA).

In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering costs will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends or distributions. See “Risk Factors – Risks Related to Our External Financing—Because we expect to distribute substantially all of our Investment Company Taxable Income on an annual basis, our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.”

Significant Managerial Assistance

A BDC generally must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Code of Ethics

We and all of the Gladstone family of companies, have adopted a code of ethics and business conduct applicable to all of the officers, directors and personnel of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act of 1933 and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website at www.gladstoneinvestment.com under “Investor Relations—Corporate Governance” or at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, this code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part and is also available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplication fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for all of our Gladstone affiliates.

Co-Investment

In an order dated July 26, 2012, the SEC granted us the relief sought in the exemptive application we had previously filed with the SEC that expands our ability to co-invest with certain affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by our Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

The following are our outstanding classes, and series thereof, of Securities as of June 1, 2018.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	32,822,459
Series B Term Preferred Stock	1,656,000	—	1,656,000
Series C Term Preferred Stock	1,700,000	—	1,610,000
Series D Term Preferred Stock	3,000,000	—	2,300,000

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

As of June 1, 2018, we had 32,822,459 shares of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors (other than the two directors that are elected exclusively by holders of the Term Preferred Stock), and holders of less than a majority of such shares will be unable to elect any director. Our common stock is listed on Nasdaq under the ticker symbol “GAIN.”

Preferred Stock

Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that our ability to issue preferred stock provides us with increased flexibility in structuring future financings. If we offer additional preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of such preferred stock, including whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional Securities.

Term Preferred Stock

Of the 10,000,000 shares of our capital stock designated as preferred stock, 1,656,000 of such shares are designated as Series B Term Preferred Stock, 1,700,000 of such shares are designated as Series C Term Preferred Stock and 3,000,000 are designated as Series D Term Preferred Stock. As of June 1, 2018, we had 1,656,000 shares of Series B Term Preferred Stock outstanding, 1,610,000 shares of Series C Term Preferred Stock outstanding and 2,300,000 shares of Series D Term Preferred Stock outstanding. Shares of our Series B Term Preferred Stock, Series C Term Preferred Stock and Series D Term Preferred Stock are traded on Nasdaq under the trading symbols “GAINO,” “GAINN,” and “GAINM,” respectively.

The following is a summary of the material terms of each series of our Term Preferred Stock. The following summary is qualified in its entirety, with respect to each series, by reference to the Certificate of Designation of the 6.75% Series B Cumulative Term Preferred Stock, the Certificate of Designation of the 6.50% Series C Cumulative Term Preferred Stock due 2022 and the Certificate of Designation of the 6.25% Series D Cumulative Term Preferred Stock due 2023, which are each filed as an exhibit to the registration statement of which this prospectus is a part:

Dividend Rights

The holders of Series B Term Preferred Stock are entitled to monthly dividends in the amount of 6.75% per annum on the stated liquidation preference of the Series B Term Preferred Stock, or $0.1406250. The holders of Series C Term Preferred Stock are entitled to monthly dividends in the amount of 6.50% per annum on the stated liquidation preference of the Series C Term Preferred Stock, or $0.1354170. The holders of Series D Term Preferred Stock are entitled to monthly dividends in the amount of 6.25% per annum on the stated liquidation preference of Series D Term Preferred Stock, or $0.13020833 per share. We are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on the Term Preferred Stock are paid in their entirety.

In the event that we fail to pay dividends on or to redeem the Series B Term Preferred Stock or Series C Term Preferred Stock, when required, the dividend rate with respect to such series shall increase by 4% per annum until such default is cured. In the event that we fail to pay dividends on or to redeem the Series D Term Preferred Stock when required, the dividend rate with respect to such series shall increase by 3% per annum until such default is cured.

Voting Rights

The holders of the Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of the Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of the Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Term Preferred Stock equal to at least two full years of dividends, the holders of Term Preferred Stock will have the right to elect a majority of our Board of Directors.

Liquidation Rights

In the event of a dissolution, liquidation or winding up of our affairs, the Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all unpaid dividends and distributions accumulated to (but excluding) the date fixed for payment on such shares.

Redemption

The Series B Term Preferred Stock has a mandatory redemption date of December 31, 2021. The Series C Term Preferred has a mandatory redemption date of May 31, 2022. The Series D Term Preferred Stock has a mandatory redemption date of September 30, 2023. However, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of the Term Preferred Stock to enable us to meet the required asset coverage at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In the event of a change of control, we will also be required to redeem the shares of Term Preferred Stock at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions.

We have the option to redeem shares of the Series B Term Preferred Stock or the Series C Term Preferred Stock at any time, with no redemption premium. We have the option to redeem shares of Series D Term Preferred Stock at any time after September 30, 2018, with no redemption premium.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered Securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	In the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which such principal amount may be purchased upon such exercise;

•	In the case of warrants to purchase common stock or preferred stock, the number of shares of common or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required majority” of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required majority” of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR

CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The holders of outstanding shares of any preferred stock, including Term Preferred Stock, are entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of common stock and preferred stock, voting together as a single class, elect the balance of our directors. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualified. We believe that the classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a plurality of the combined shares of common stock and preferred stock are able to elect all of the successors to the class of directors whose term expires at such meeting (other than the Preferred Directors, who will be elected by the holders of a plurality of the preferred stock).

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•	Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•	by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•	provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors, the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity.

Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•	dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has in the past, and may again in the future, authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors may consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors could consider any relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may offer the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of Securities will be named in the applicable prospectus supplement. Any prospectus supplement or supplements will also describe the terms of the offering of Securities, including: the amount and purchase price of Securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional Securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the Securities may be listed.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which Securities may be distributed may represent a discount from prevailing market prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the Securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the Securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the Securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the Securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the Securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the Securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of Securities will be a new issue with no trading market, other than our common stock and our outstanding Term Preferred Stock, which are traded on Nasdaq. We may elect to list any other class or series of Securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any Securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on Nasdaq, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for ensuring the execution of transactions involving publicly traded securities and the review of brokerage commissions in respect thereof, if any. In the event that our Adviser ensures the execution such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the broker dealer and the broker dealer’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker dealer based partly upon brokerage or market research services provided to us, our Adviser and any of its other clients, if any. In return for such services, we may pay a higher commission than other broker dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

We have not paid any brokerage commissions during the three most recent fiscal years to any affiliated person of us or our Adviser.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of the portfolio securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies for most recent 12-month period ending June 30 by visiting the SEC’s website at www.sec.gov or calling us collect at (703) 287-5893 or by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Investment Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The securities we hold in our portfolio companies are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 250 Royall Street, Canton, Massachusetts 02021, telephone number (781) 575-2000. Computershare also maintains an internet website at www.computershare.com and one specifically for shareholders at www.computershare.com/investor.

LEGAL MATTERS

The legality of Securities offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of March 31, 2018 and March 31, 2017 and for each of the three years in the period ended March 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) as of March 31, 2018 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 1800 Tysons Boulevard, McLean, Virginia 22102.

The financial statements of Galaxy Tool Holding Corporation and Subsidiary as of and for the years ended December 31, 2016 and 2015 included in this prospectus have been so included in reliance on the reports of Allen, Gibbs & Houlik, L.C., independent auditors located in Wichita, Kansas, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 202-551-8090 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at Investor Relations, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, by calling our toll-free investor relations line at 1-866-366-5745 or on our website at http://www.gladstoneinvestment.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus, you should not consider information contained on, our website or on the SEC’s website to be part of this prospectus.

GLADSTONE INVESTMENT CORPORATION

Management’s Annual Report on Internal Control over Financial Reporting

To the Board of Directors and Stockholders of Gladstone Investment Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, including our chief executive officer and our chief financial officer, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2018, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (2013). Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2018.

The effectiveness of our internal control over financial reporting as of March 31, 2018 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

May 15, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Gladstone Investment Corporation:

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Gladstone Investment Corporation and its subsidiaries (the “Company”) as of March 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended March 31, 2018, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of March 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2018 and 2017, and the results of their operations, changes in their net assets and their cash flows for each of the three years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 and 2017 by correspondence with the custodian and portfolio company investees. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

May 15, 2018

We have served as the Company’s auditor since 2005.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	March 31,
	2018	2017
ASSETS
Investments at fair value
Non-Control/Non-Affiliate investments (Cost of $220,087 and $225,046, respectively)	$247,297	$223,451
Affiliate investments (Cost of $343,247 and $278,811, respectively)	339,393	262,086
Control investments (Cost of $21,512 and $21,312, respectively)	12,457	16,042
Cash and cash equivalents	3,639	2,868
Restricted cash and cash equivalents	328	1,231
Interest receivable	3,532	2,305
Due from custodian	2,324	2,238
Deferred financing costs, net	976	1,588
Other assets, net	953	3,386

TOTAL ASSETS	$610,899	$515,195

LIABILITIES
Borrowings:
Line of credit at fair value (Cost of $107,000 and $69,700, respectively)	$107,500	$69,700
Secured borrowing	5,096	5,096

Total borrowings	112,596	74,796
Mandatorily redeemable preferred stock, $0.001 par value, $25 liquidation preference; 6,356,000 shares authorized; 5,566,000 shares issued and outstanding, net	135,615	134,835
Accounts payable and accrued expenses	916	578
Fees due to Adviser(A)	6,671	1,671
Fee due to Administrator(A)	317	296
Other liabilities	584	1,937

TOTAL LIABILITIES	256,699	214,113

Commitments and contingencies(B)
NET ASSETS	$354,200	$301,082

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized; 32,653,635 and 30,270,958 shares issued and outstanding, respectively	$33	$30
Capital in excess of par value	330,661	310,332
Cumulative net unrealized depreciation of investments	14,301	(23,590)
Cumulative net unrealized appreciation of other	(500)	—
Net investment income in excess of distributions	3,660	7,283
Accumulated net realized gain in excess of distributions	6,045	7,027

TOTAL NET ASSETS	$354,200	$301,082

NET ASSET VALUE PER SHARE AT END OF YEAR	$10.85	$9.95

(A)	Refer to Note 4 — Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.
(B)	Refer to Note 11 — Commitments and Contingencies in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Year Ended March 31,
	2018	2017	2016
INVESTMENT INCOME
Interest income:
Non-Control/Non-Affiliate investments	$19,266	$17,385	$16,604
Affiliate investments	28,679	27,941	28,071
Control investments	833	818	1,720
Cash and cash equivalents	21	3	2

Total interest income	48,799	46,147	46,397
Dividend income:
Non-Control/Non-Affiliate investments	2,931	152	2,390
Affiliate investments	1,297	3,190	505

Total dividend income	4,228	3,342	2,895
Success fee income:
Non-Control/Non-Affiliate investments	3,104	996	1,253
Affiliate investments	2,224	1,377	333

Total success fee income	5,328	2,373	1,586
Other income	—	13	77

Total investment income	58,355	51,875	50,955

EXPENSES
Base management fee(A)	10,796	9,925	9,925
Loan servicing fee(A)	6,277	6,606	6,697
Incentive fee(A)	10,648	4,750	5,179
Administration fee(A)	1,087	1,120	1,190
Interest expense on borrowings	4,034	3,540	4,154
Dividends on mandatorily redeemable preferred stock	9,005	8,683	7,963
Amortization of deferred financing costs and discounts	1,468	1,875	1,908
Professional fees	1,077	698	1,192
Other general and administrative expenses	1,954	2,368	1,854

Expenses before credits from Adviser	46,346	39,565	40,062

Credits to base management fee — loan servicing fee(A)	(6,277)	(6,606)	(6,697)
Credits to fees from Adviser — other(A)	(3,674)	(3,506)	(3,126)

Total expenses, net of credits to fees	36,395	29,453	30,239

NET INVESTMENT INCOME	$21,960	$22,422	$20,716

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Non-Control/Non-Affiliate investments	$1,189	$1,086	$17,038
Affiliate investments	143	14,558	(11,424)
Control investments	4	(3)	(10,213)
Other	—	(254)	—

Total net realized gain (loss)	1,336	15,387	(4,599)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	28,805	9,230	(22,599)
Affiliate investments	12,871	(8,593)	31,446
Control investments	(3,785)	6,242	(110)
Other	(500)	75	—

Total net unrealized appreciation	37,391	6,954	8,737

Net realized and unrealized gain	38,727	22,341	4,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,687	$44,763	$24,854

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.68	$0.74	$0.68

Net increase in net assets resulting from operations	$1.88	$1.48	$0.82

Distributions	$0.89	$0.75	$0.75

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	32,268,776	30,270,958	30,268,253

(A)	Refer to Note 4 — Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

	Year Ended March 31,
	2018	2017	2016
OPERATIONS
Net investment income	$21,960	$22,422	$20,716
Net realized gain (loss) on investments	1,336	15,641	(4,599)
Net realized loss on other	—	(254)	—
Net unrealized appreciation of investments	37,891	6,879	8,737
Net unrealized appreciation of other	(500)	75	—

Net increase in net assets from operations	60,687	44,763	24,854

DISTRIBUTIONS
Distributions to common stockholders from net investment income	(27,174)	(22,703)	(19,515)
Distributions to common stockholders from realized gains	(1,756)	—	(3,188)

Net decrease in net assets from distributions	(28,930)	(22,703)	(22,703)

CAPITAL ACTIVITY
Issuance of common stock	22,485	—	3,663
Discounts, commissions, and offering costs for issuance of common stock	(1,124)	—	(221)

Net increase in net assets from capital activity	21,361	—	3,442

TOTAL INCREASE IN NET ASSETS	53,118	22,060	5,593
NET ASSETS, BEGINNING OF YEAR	301,082	279,022	273,429

NET ASSETS, END OF YEAR	$354,200	$301,082	$279,022

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Year Ended March 31,
	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$60,687	$44,763	$24,854
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(98,539)	(62,446)	(61,896)
Principal repayments of investments	32,208	31,886	24,205
Net proceeds from the sale of investments	7,651	36,939	20,377
Net realized (gain) loss on investments	(1,425)	(15,196)	4,448
Net realized loss on other	—	239	—
Net unrealized appreciation of investments	(37,891)	(6,879)	(8,737)
Net unrealized appreciation of other	500	(75)	—
Amortization of premiums, discounts, and acquisition costs, net	(15)	—	—
Amortization of deferred financing costs and discounts	1,468	1,875	1,908
Bad debt expense, net of recoveries	308	650	267
Changes in assets and liabilities:
Decrease (increase) in restricted cash and cash equivalents	903	171	(847)
Increase in interest receivable	(1,681)	(253)	(1,133)
(Increase) decrease in due from custodian	(86)	(600)	2,874
Decrease (increase) in other assets, net	2,879	3,065	(2,934)
Increase (decrease) in accounts payable and accrued expenses	259	(476)	(217)
Increase (decrease) in fees due to Adviser(A)	5,000	(241)	410
Increase (decrease) in fee due to Administrator(A)	21	(15)	49
(Decrease) increase in other liabilities	(1,074)	(928)	454

Net cash (used in) provided by operating activities	(28,827)	32,479	4,082

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	22,485	—	3,663
Discounts, commissions, and offering costs for issuance of common stock	(1,110)	—	(221)
Proceeds from line of credit	132,100	83,400	105,000
Repayments on line of credit	(94,800)	(108,700)	(128,800)
Proceeds from issuance of mandatorily redeemable preferred stock	—	57,500	40,250
Redemption of mandatorily redeemable preferred stock	—	(40,000)	—
Deferred financing and offering costs	(147)	(3,589)	(1,711)
Distributions paid to common stockholders	(28,930)	(22,703)	(22,703)

Net cash provided by (used in) financing activities	29,598	(34,092)	(4,522)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	771	(1,613)	(440)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,868	4,481	4,921

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,639	$2,868	$4,481

CASH PAID FOR INTEREST	$3,288	$3,018	$3,679

NON-CASH ACTIVITIES(B)	$42,977	$8,796	$13,944

(A)	Refer to Note 4 — Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.
(B)	2018: Significant non-cash operating activities consisted principally of the following transactions:

In November 2017, one of our portfolio companies, GI Plastek, Inc. (“GI Plastek”) merged with another one of our portfolio companies, Precision Southeast, Inc. (“Precision”), into a new company, PSI Molded Plastics, Inc. (“PSI Molded”). As a result of this transaction, our debt investments in GI Plastek and Precision, which totaled $15.0 million and $9.6 million, respectively, at principal and cost, were assumed by PSI Molded and combined into a new secured second lien term loan totaling $24.6 million. Our preferred equity investment in GI Plastek, with a cost basis of $5.2 million, and our preferred and common equity investments in Precision, with a combined cost basis of $3.8 million, were converted into a preferred equity investment in PSI Molded with the same cost basis.

In June 2017, one of our portfolio companies, Mathey Investments, Inc. (“Mathey”) merged with and into another one of our portfolio companies, SBS Industries, LLC (“SBS”). As a result of this transaction, our debt investments in Mathey, which totaled $8.6 million at principal and cost, were assumed by SBS and combined with our existing debt investment in SBS, which totaled $11.4 million at principal and cost, into a new secured first lien term loan totaling $20.0 million. Our common equity investment in Mathey, with a cost basis of $0.8 million, was converted into a preferred equity investment in SBS with the same cost basis.

2017: Significant non-cash operating activities consisted principally of the following transaction:

In October 2016, we restructured our investment in D.P.M.S., Inc. (“Danco”), which resulted in the exchange of our existing debt investments with a total cost basis and fair value of $16.5 million and $6.4 million, respectively, for a new $8.8 million secured first lien term loan. We also relinquished our preferred equity investment and a portion of our common equity investment, which had an aggregate cost basis and fair value of $2.5 million and $0 million, respectively. The transaction resulted in a net realized loss of $10.2 million, which was recorded in our Consolidated Statements of Operations during the year ended March 31, 2017.

2016: Significant non-cash operating activities consisted principally of the following transaction:

In August 2015, NDLI, Inc. (“NDLI”) was acquired by Diligent Delivery Systems (“Diligent”). As part of this acquisition, we restructured our investment in NDLI, which resulted in the termination of our debt investments in NDLI, which had a cost basis and fair value of $17.7 million and $14.2 million, respectively. We received cash proceeds of $1.9 million and a $13.0 million secured second lien debt investment in Diligent, which resulted in a net realized loss of $2.8 million. We recognized this net realized loss in our Consolidated Statements of Operations during the fiscal year ended March 31, 2016.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) – 69.8%
Secured First Lien Debt – 35.8%
Chemicals, Plastics, and Rubber – 2.8%
Drew Foam Companies, Inc. – Term Debt (L+10.0%, 13.5% Cash, Due 7/2018)(Q)	$9,913	$9,913	$9,987
Containers, Packaging, and Glass – 2.7%
Frontier Packaging, Inc. – Term Debt (L+10.0%, 12.0% Cash, Due 12/2019)(L)	9,500	9,500	9,500
Diversified/Conglomerate Services – 10.4%
Counsel Press, Inc. – Term Debt (L+11.8%, 13.6% Cash, Due 3/2020)(L)	18,000	18,000	18,000
Counsel Press, Inc. – Term Debt (L+13.0%, 14.9% Cash, Due 3/2020)(L)	5,500	5,500	5,500
Nth Degree, Inc. – Term Debt (L+11.5%, 13.4% Cash, Due 12/2020)(L)	13,290	13,290	13,290

		36,790	36,790
Farming and Agriculture – 4.5%
Jackrabbit, Inc. – Term Debt (L+10.0%, 13.5% Cash, Due 4/2018)(L)	11,000	11,000	11,000
Star Seed, Inc. – Term Debt (L+10.0%, 12.5% Cash, Due 5/2020)(L)	5,000	5,000	5,000

		16,000	16,000
Leisure, Amusement, Motion Pictures, and Entertainment – 7.8%
Schylling, Inc. – Term Debt (L+11.0%, 13.0%, Due 11/2018)(L)	13,081	13,081	13,081
Schylling, Inc. – Term Debt (L+11.0%, 13.0%, Due 11/2018)(T)	8,500	8,500	8,500
Schylling, Inc. – Term Debt (L+11.0%, 13.0%, Due 11/2018)(T)	6,000	6,000	6,000

		27,581	27,581
Machinery (Non-Agriculture, Non-Construction, and Non-Electronic) – 5.6%
SBS Industries, LLC – Line of Credit, $1,500 available (L+8.5%, 10.4% Cash (1.0% Unused Fee), Due 6/2018)(L)	—	—	—
SBS Industries, LLC – Term Debt (L+12.0%, 14.0% Cash, Due 6/2020)(L)	19,957	19,957	19,957

		19,957	19,957
Oil and Gas – 0.9%
Tread Corporation – Line of Credit, $634 available (L+10.0%, 12.5% Cash, Due 3/2021)(G)(L)	3,216	3,216	3,216
Personal, Food, and Miscellaneous Services – 1.1%
B-Dry, LLC – Line of Credit, $100 available (L+0.3%, 2.1% Cash (0.8% Unused Fee), Due 12/2018)(L)	4,550	4,550	3,882
B-Dry, LLC – Term Debt (L+0.3%, 2.1% Cash, Due 12/2019)(L)	6,443	6,443	—
B-Dry, LLC – Term Debt (L+0.3%, 2.1% Cash, Due 12/2019)(L)	840	840	—

		11,833	3,882

Total Secured First Lien Debt		$134,790	$126,913

Secured Second Lien Debt – 8.6%
Automobile – 1.1%
Country Club Enterprises, LLC – Term Debt (L+11.0%, 18.7% Cash, Due 5/2018)(L)	$4,000	$4,000	$4,000
Cargo Transport – 3.7%
Diligent Delivery Systems – Term Debt (L+8.0%, 10.0% Cash, Due 11/2022)(Q)	13,000	12,916	13,000
Home and Office Furnishings, Housewares, and Durable Consumer Products – 3.8%
Ginsey Home Solutions, Inc. – Term Debt (L+10.0%, 13.5% Cash, Due 1/2021)(H)(L)	13,300	13,300	13,300

Total Secured Second Lien Debt		$30,216	$30,300

Preferred Equity – 17.3%
Automobile – 0.3%
Country Club Enterprises, LLC – Preferred Stock(C)(L)	7,304,792	$7,725	$1,010
Country Club Enterprises, LLC – Guaranty ($2,000)(U)	—	—	—

		7,725	1,010

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Chemicals, Plastics, and Rubber – 1.0%
Drew Foam Companies, Inc. – Preferred Stock(C)(Q)	34,045	$3,375	$3,375
Containers, Packaging, and Glass – 0.4%
Frontier Packaging, Inc. – Preferred Stock(C)(L)	1,373	1,373	1,428
Diversified/Conglomerate Services – 9.2%
Counsel Press, Inc. – Preferred Stock(C)(L)	6,995	6,995	6,303
Nth Degree, Inc. – Preferred Stock(C)(L)	5,660	5,660	26,424

		12,655	32,727
Farming and Agriculture – 1.4%
Jackrabbit, Inc. – Preferred Stock(C)(L)	3,556	3,556	2,518
Star Seed, Inc. – Preferred Stock(C)(L)	1,499	1,499	2,376

		5,055	4,894
Home and Office Furnishings, Housewares, and Durable Consumer Products – 3.5%
Ginsey Home Solutions, Inc. – Preferred Stock(C)(L)	19,280	9,583	12,555
Leisure, Amusement, Motion Pictures, and Entertainment – 0.0%
Schylling, Inc. – Preferred Stock(C)(L)	4,000	4,000	—
Machinery (Non-Agriculture, Non-Construction, and Non-Electronic) – 0.6%
SBS Industries, LLC – Preferred Stock(C)(L)	27,705	2,771	1,958
Oil and Gas – 0.9%
Tread Corporation – Preferred Stock(C)(L)	12,998,639	3,768	3,335
Personal, Food, and Miscellaneous Services – 0.0%
B-Dry, LLC – Preferred Stock(C)(L)	2,500	2,516	—

Total Preferred Equity		$52,821	$61,282

Common Equity – 8.1%
Cargo Transport – 0.7%
Diligent Delivery Systems – Common Stock Warrants(C)(Q)	8%	$500	$2,816
Chemicals, Plastics, and Rubber – 4.1%
Drew Foam Companies, Inc. – Common Stock(C)(Q)	5,372	63	14,744
Containers, Packaging, and Glass – 3.0%
Frontier Packaging, Inc. – Common Stock(C)(L)	152	152	10,459
Farming and Agriculture – 0.2%
Jackrabbit, Inc. – Common Stock(C)(L)	548	94	—
Star Seed, Inc. – Common Stock(C)(L)	600	1	589

		95	589
Home and Office Furnishings, Housewares, and Durable Consumer Products – 0.0%
Ginsey Home Solutions, Inc. – Common Stock(C)(L)	63,747	8	—
Machinery (Non-Agriculture, Non-Construction, and Non-Electronic) – 0.0%
SBS Industries, LLC – Common Stock(C)(L)	221,500	222	—
Oil and Gas – 0.0%
Tread Corporation – Common Stock(C)(L)	10,089,048	753	—
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.1%
Funko Acquisition Holdings, LLC(M) – Common Units(C)(S)	67,873	167	194

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Personal, Food, and Miscellaneous Services – 0.0%
B-Dry, LLC – Common Stock(C)(L)	2,500	$300	$—

Total Common Equity		$2,260	$28,802

Total Non-Control/Non-Affiliate Investments		$220,087	$247,297

AFFILIATE INVESTMENTS(O) – 95.8%
Secured First Lien Debt – 49.1%
Automobile – 2.3%
Meridian Rack & Pinion, Inc.(M) – Term Debt (L+11.5%, 13.5% Cash, Due 4/2019)(K)	$9,660	$9,660	$8,018
Beverage, Food, and Tobacco – 2.6%
Head Country, Inc. – Term Debt (L+10.5%, 12.5% Cash, Due 2/2019)(L)	9,050	9,050	9,050
Diversified/Conglomerate Manufacturing – 5.0%
D.P.M.S., Inc. – Term Debt (10.0% Cash, Due 10/2021)(I)(L)	8,795	8,795	7,028
Edge Adhesives Holdings, Inc.(M) – Term Debt (L+10.5%, 12.5% Cash, Due 2/2019)(K)	9,300	9,300	8,742
Edge Adhesives Holdings, Inc.(M) – Term Debt (L+11.8%, 13.8% Cash, Due 2/2019)(K)	2,400	2,400	2,268

		20,495	18,038
Diversified/Conglomerate Services – 12.2%
ImageWorks Display and Marketing Group, Inc. – Line of Credit, $2,700 available (L+9.0%, 10.9% Cash, Due 5/2018)(L)	300	300	300
ImageWorks Display and Marketing Group, Inc. – Term Debt (L+11.0%, 13.0% Cash, Due 11/2022)(L)	22,000	22,000	22,000
J.R. Hobbs Co. – Atlanta, LLC – Term Debt (L+11.5%, 13.4% Cash, Due 2/2022)(L)	21,000	21,000	21,000

		43,300	43,300
Home and Office Furnishings, Housewares, and Durable Consumer Products – 9.4%
Brunswick Bowling Products, Inc. – Term Debt (L+10.0%, 12.0% Cash, Due 1/2023)(L)	17,700	17,700	17,700
Old World Christmas, Inc. – Term Debt (L+11.3%, 13.3% Cash, Due 10/2019)(L)	15,770	15,770	15,770

		33,470	33,470
Leisure, Amusement, Motion Pictures, and Entertainment – 4.4%
SOG Specialty Knives & Tools, LLC – Term Debt (L+7.3%, 9.3% Cash, Due 8/2020)(L)	6,200	6,200	6,200
SOG Specialty Knives & Tools, LLC – Term Debt (L+8.3%, 10.3% Cash, Due 8/2020)(L)	12,200	12,200	8,827
SOG Specialty Knives & Tools, LLC – Term Debt (Due 8/2020)(L)(R)	538	538	440

		18,938	15,467
Personal and Non-Durable Consumer Products (Manufacturing Only) – 6.6%
Pioneer Square Brands, Inc. – Line of Credit, $600 available (L+9.0%, 10.9% Cash (1.0% Unused Fee), Due 4/2018)(L)	2,400	2,400	2,400
Pioneer Square Brands, Inc. – Term Debt (L+12.0%, 13.9% Cash, Due 8/2022)(L)	21,000	21,000	21,000

		23,400	23,400
Telecommunications – 4.0%
B+T Group Acquisition, Inc.(M) – Term Debt (L+11.0%, 13.0% Cash, Due 12/2019)(L)	14,000	14,000	14,000
Textiles and Leather – 2.6%
Logo Sportswear, Inc. – Term Debt (L+10.5%, 12.5% Cash, Due 3/2020)(L)	9,200	9,200	9,200

Total Secured First Lien Debt		$181,513	$173,943

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Secured Second Lien Debt – 17.5%
Chemicals, Plastics, and Rubber – 7.0%
PSI Molded Plastics, Inc. – Term Debt (L+12.0%, 13.9% Cash, Due 1/2024)(L)	$24,618	$24,618	$24,618
Diversified/Conglomerate Manufacturing – 2.8%
Alloy Die Casting Co.(M) – Term Debt (L+11.5%, 13.5% Cash, Due 4/2021)(G)(K)	12,215	12,215	9,161
Alloy Die Casting Co.(M) – Term Debt (L+11.5%, 13.5% Cash, Due 4/2021)(G)(K)	175	175	131
Alloy Die Casting Co.(M) – Term Debt (Due 4/2021)(K)(R)	910	910	687

		13,300	9,979
Home and Office Furnishings, Housewares, and Durable Consumer Products – 4.5%
Cambridge Sound Management, Inc. – Term Debt (L+11.0%, 13.0% Cash, Due 8/2021)(L)	16,000	16,000	16,000
Personal and Non-Durable Consumer Products (Manufacturing Only) – 3.2%
The Mountain Corporation – Term Debt (L+4.0%, 7.0% Cash, Due 8/2021)(L)	18,600	18,600	8,692
The Mountain Corporation – Term Debt (Due 8/2021)(L)(R)	1,000	1,000	1,000
The Mountain Corporation – Term Debt (Due 8/2021)(L)(R)	1,500	1,500	1,500
The Mountain Corporation – Delayed Draw Term Debt, $750 available (Due 8/2021)(L)(R)	250	250	250

		21,350	11,442

Total Secured Second Lien Debt		$75,268	$62,039

Preferred Equity – 29.2%
Automobile – 0.2%
Meridian Rack & Pinion, Inc.(M) – Preferred Stock(C)(L)	3,381	$3,381	$802
Beverage, Food, and Tobacco – 0.7%
Head Country, Inc. – Preferred Stock(C)(L)	4,000	4,000	2,555
Cargo Transport – 0.0%
NDLI, Inc. – Preferred Stock(C)(L)	3,600	3,600	—
Chemicals, Plastics, and Rubber – 0.9%
PSI Molded Plastics, Inc. – Preferred Stock(C)(L)	51,098	8,980	3,016
Diversified/Conglomerate Manufacturing – 0.5%
Alloy Die Casting Co.(M) – Preferred Stock(C)(L)	5,114	5,114	—
Channel Technologies Group, LLC – Preferred Stock(C)(L)	2,279	1,841	—
Edge Adhesives Holdings, Inc.(M) – Preferred Stock(C)(L)	3,774	3,774	1,925

		10,729	1,925
Diversified/Conglomerate Services – 6.8%
ImageWorks Display and Marketing Group, Inc. – Preferred Stock(C)(L)	67,490	6,750	9,422
J.R. Hobbs Co. – Atlanta, LLC – Preferred Stock(C)(L)	5,920	5,920	14,480

		12,670	23,902
Home and Office Furnishings, Housewares, and Durable Consumer Products – 15.0%
Brunswick Bowling Products, Inc. – Preferred Stock(C)(L)	4,943	4,943	16,615
Cambridge Sound Management, Inc. – Preferred Stock(C)(L)	4,500	4,500	26,178
Old World Christmas, Inc. – Preferred Stock(C)(L)	6,180	6,180	10,411

		15,623	53,204
Leisure, Amusement, Motion Pictures, and Entertainment – 0.0%
SOG Specialty Knives & Tools, LLC – Preferred Stock(C)(L)	9,749	9,749	—
Personal and Non-Durable Consumer Products (Manufacturing Only) – 2.2%
The Mountain Corporation – Preferred Stock(C)(L)	6,899	6,899	—
Pioneer Square Brands, Inc. – Preferred Stock(C)(L)	5,502	5,500	7,800

		12,399	7,800
Telecommunications – 0.0%
B+T Group Acquisition, Inc.(M) – Preferred Stock(C)(L)	12,841	4,196	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Textiles and Leather – 2.9%
Logo Sportswear, Inc. – Preferred Stock(C)(L)	1,550	$1,096	$10,207

Total Preferred Equity		$86,423	$103,411

Common Equity – 0.0%
Cargo Transport – 0.0%
NDLI, Inc. – Common Stock(C)(L)	545	$—	$—
Diversified/Conglomerate Manufacturing – 0.0%
Alloy Die Casting Co.(M) – Common Stock(C)(L)	630	41	—
Channel Technologies Group, LLC – Common Stock(C)(L)	2,319,184	—	—
D.P.M.S., Inc. – Common Stock(C)(L)	627	1	—

		42	—
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.0%
The Mountain Corporation – Common Stock(C)(L)	751	1	—

Total Common Equity		$43	$—

Total Affiliate Investments		$343,247	$339,393

CONTROL INVESTMENTS(P) – 3.5%:
Secured First Lien Debt – 1.4%
Aerospace and Defense – 1.4%
Galaxy Tool Holding Corporation – Line of Credit, $0 available (L+4.5%, 6.5% Cash (1.0% Unused Fee), Due 8/2019)(L)	$5,000	$5,000	$5,000
Secured Second Lien Debt – 1.4%
Aerospace and Defense – 1.4%
Galaxy Tool Holding Corporation – Term Debt (L+6.0%, 10.0% Cash, Due 8/2019)(L)	$5,000	$5,000	$5,000
Preferred Equity – 0.7%
Aerospace and Defense – 0.7%
Galaxy Tool Holding Corporation – Preferred Stock(C)(L)	5,517,444	$11,464	$2,457
Common Equity – 0.0%
Aerospace and Defense – 0.0%
Galaxy Tool Holding Corporation – Common Stock(C)(L)	88,843	$48	$—

Total Control Investments		$21,512	$12,457

TOTAL INVESTMENTS – 169.2%(V)		$584,846	$599,147

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $504.0 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings in the accompanying Notes to Consolidated Financial Statements. Additionally, under Section 55 of the Investment Company Act of 1940, as amended (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2018, our investment in Funko Acquisition Holdings, LLC (“Funko”) is considered non-qualifying assets under Section 55 of the 1940 Act and represents less than 0.1% of total investments, at fair value.
(B)	Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR” or “L”), which was 1.9% as of March 31, 2018. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rate. Certain securities are subject to an interest rate floor. The cash interest rate is the greater of the floor or LIBOR plus a spread. Due dates represent the contractual maturity date.
(C)	Security is non-income producing.
(D)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of March 31, 2018.
(E)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(F)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	$5.1 million of the debt security was participated to a third party, but is accounted for as collateral for a secured borrowing under accounting principles generally accepted in the U.S. and presented as Secured borrowing on our accompanying Consolidated Statements of Assets and Liabilities as of March 31, 2018.
(I)	Debt security has a fixed interest rate.
(J)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by ICE Data Pricing and Reference Data, LLC (formerly Standard and Poor’s Securities Evaluations, Inc.). Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(L)	Fair value was based on the total enterprise value of the portfolio company, which is generally allocated to the portfolio company’s securities in order of their relative priority in the capital structure. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(M)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”).
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those that are not Control investments and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Debt security does not have a stated current interest rate.
(S)	Our investment in Funko was valued using Level 2 inputs within the ASC 820 fair value hierarchy. Our common units in Funko are convertible to class A common stock in Funko, Inc. upon the expiration of a lock-up agreement and meeting certain other requirements. Fair value was based on the closing market price of shares of Funko, Inc. as of the reporting date, less a discount for lack of marketability. Funko, Inc. is traded on the Nasdaq Stock Market under the trading symbol “FNKO.” Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(T)	New portfolio investment valued at cost, as it was determined that the price paid during the three months ended March 31, 2018 best represents fair value as of March 31, 2018.
(U)	Refer to Note 11—Commitments and Contingencies in the accompanying Notes to Consolidated Financial Statements for additional information regarding this guaranty.
(V)	Cumulative gross unrealized depreciation for federal income tax purposes is $95.2 million; cumulative gross unrealized appreciation for federal income tax purposes is $113.6 million. Cumulative net unrealized appreciation is $18.4 million, based on a tax cost of $580.8 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N) – 74.2%
Secured First Lien Debt – 36.1%
Chemicals, Plastics, and Rubber – 3.3%
Drew Foam Companies, Inc. – Term Debt (L+10.0%, 13.5% Cash, Due 8/2017)(L)	$9,913	$9,913	$9,913
Containers, Packaging, and Glass – 3.2%
Frontier Packaging, Inc. – Term Debt (L+10.0%, 12.0% Cash, Due 12/2019)(L)	9,500	9,500	9,500
Diversified/Conglomerate Services – 12.2%
Counsel Press, Inc. – Line of Credit, $500 available (L+11.8%, 12.8% Cash (1.0% Unused Fee), Due 3/2018)(L)	—	—	—
Counsel Press, Inc. – Term Debt (L+11.8%, 12.8% Cash, Due 3/2020)(L)	18,000	18,000	18,000
Counsel Press, Inc. – Term Debt (L+13.0%, 14.0% Cash, Due 3/2020)(L)	5,500	5,500	5,500
Nth Degree, Inc. – Term Debt (L+11.5%, 12.5% Cash, Due 12/2020)(L)	13,290	13,290	13,290

		36,790	36,790
Farming and Agriculture – 5.2%
Jackrabbit, Inc. – Term Debt (L+10.0%, 13.5% Cash, Due 4/2018)(L)	11,000	11,000	11,000
Star Seed, Inc. – Term Debt (L+10.0%, 12.5% Cash, Due 5/2018)(K)	5,000	5,000	4,675

		16,000	15,675
Leisure, Amusement, Motion Pictures, and Entertainment – 4.3%
Schylling, Inc. – Term Debt (L+11.0%, 13.0% Cash, Due 8/2018)(L)	13,081	13,081	13,081
Machinery (Non-Agriculture, Non-Construction, and Non-Electronic) – 5.7%
Mathey Investments, Inc. – Term Debt (L+5.5%, 10.0% Cash, Due 3/2018)(L)	1,375	1,375	1,375
Mathey Investments, Inc. – Term Debt (L+7.5%, 12.0% Cash, Due 3/2018)(L)	3,727	3,727	3,727
Mathey Investments, Inc. – Term Debt (12.5% Cash, Due 3/2018)(I)(L)	3,500	3,500	1,619
SBS Industries, LLC – Term Debt (L+12.0%, 14.0% Cash, Due 8/2019)(L)	11,355	11,355	10,561

		19,957	17,282
Oil and Gas – 0.7%
Tread Corporation – Line of Credit, $634 available (L+10.0%, 12.5% Cash, Due 2/2018)(G)(L)	3,216	3,216	2,017
Personal, Food, and Miscellaneous Services – 1.5%
B-Dry, LLC – Line of Credit, $500 available (L+6.3%, 7.3% Cash (0.8% Unused Fee), Due 12/2018)(L)	4,150	4,150	4,150
B-Dry, LLC – Term Debt (L+0.3%, 1.5% Cash, Due 12/2019)(L)	6,443	6,443	205
B-Dry, LLC – Term Debt (L+0.3%, 1.5% Cash, Due 12/2019)(L)	840	840	—

		11,433	4,355

Total Secured First Lien Debt		$119,890	$108,613

Secured Second Lien Debt – 15.2%
Automobile – 1.3%
Country Club Enterprises, LLC – Term Debt (L+11.0%, 18.7% Cash, Due 5/2017)(L)	$4,000	$4,000	$4,000
Cargo Transport – 4.4%
Diligent Delivery Systems – Term Debt (L+8.0%, 10.0% Cash, Due 8/2020)(K)	13,000	13,000	13,292
Chemicals, Plastics, and Rubber – 5.1%
Mitchell Rubber Products, Inc. – Term Debt (13.0% Cash, Due 3/2018)(I)(Q)	13,560	13,560	15,230
Home and Office Furnishings, Housewares, and Durable Consumer Products – 4.4%
Ginsey Home Solutions, Inc. – Term Debt (L+10.0%, 13.5% Cash, Due 1/2021)(H)(L)	13,300	13,300	13,300

Total Secured Second Lien Debt		$43,860	$45,822

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Preferred Equity – 14.7%
Automobile – 1.7%
Country Club Enterprises, LLC – Preferred Stock(C)(L)	7,245,681	$7,725	$5,256
Country Club Enterprises, LLC – Guaranty ($2,000)(V)	—	—	—

		7,725	5,256
Chemicals, Plastics, and Rubber – 2.6%
Drew Foam Companies, Inc. – Preferred Stock(C)(L)	34,045	3,375	3,878
Mitchell Rubber Products, Inc. – Preferred Stock(C)(Q)	27,900	2,790	3,903

		6,165	7,781
Containers, Packaging, and Glass – 0.5%
Frontier Packaging, Inc. – Preferred Stock(C)(L)	1,373	1,373	1,401
Diversified/Conglomerate Services – 6.2%
Counsel Press, Inc. – Preferred Stock(C)(L)	6,995	6,995	6,117
Nth Degree, Inc. – Preferred Stock(C)(L)	5,660	5,660	12,471

		12,655	18,588
Farming and Agriculture – 1.1%
Jackrabbit, Inc. – Preferred Stock(C)(L)	3,556	3,556	3,421
Star Seed, Inc. – Preferred Stock(C)(L)	1,499	1,499	—

		5,055	3,421
Home and Office Furnishings, Housewares, and Durable Consumer Products – 2.4%
Ginsey Home Solutions, Inc. – Preferred Stock(C)(L)	19,280	9,583	7,176
Leisure, Amusement, Motion Pictures, and Entertainment – 0.1%
Schylling, Inc. – Preferred Stock(C)(L)	4,000	4,000	262
Machinery (Non-Agriculture, Non-Construction, and Non-Electronic) – 0.0%
SBS Industries, LLC – Preferred Stock(C)(L)	19,935	1,994	—
Oil and Gas – 0.0%
Tread Corporation – Preferred Stock(C)(L)	12,998,639	3,768	—
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.1%
Funko Acquisition Holdings, LLC(M) – Preferred Stock(C)(L)	260	167	257
Personal, Food, and Miscellaneous Services – 0.0%
B-Dry, LLC – Preferred Stock(C)(L)	2,500	2,516	—

Total Preferred Equity		$55,001	$44,142

Common Equity – 8.2%
Cargo Transport – 0.9%
Diligent Delivery Systems – Common Stock Warrants(C)(L)	8%	$500	$2,598
Chemicals, Plastics, and Rubber – 3.8%
Drew Foam Companies, Inc. – Common Stock(C)(L)	5,372	63	11,451
Mitchell Rubber Products, Inc. – Common Stock(C)(Q)	27,900	28	28

		91	11,479
Containers, Packaging, and Glass – 2.4%
Frontier Packaging, Inc. – Common Stock(C)(L)	152	152	7,364
Farming and Agriculture – 0.0%
Jackrabbit, Inc. – Common Stock(C)(L)	548	94	—
Star Seed, Inc. – Common Stock(C)(L)	600	1	—

		95	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Home and Office Furnishings, Housewares, and Durable Consumer Products – 0.0%
Ginsey Home Solutions, Inc. – Common Stock(C)(L)	63,747	$8	$—
Machinery (Non-Agriculture, Non-Construction, and Non-Electronic) – 0.0%
Mathey Investments, Inc. – Common Stock(C)(L)	29,102	777	—
SBS Industries, LLC – Common Stock(C)(L)	221,500	222	—

		999	—
Oil and Gas – 0.0%
Tread Corporation – Common Stock(C)(L)	10,089,048	753	—
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.0%
Funko Acquisition Holdings, LLC(M) – Common Stock(C)(L)	975	—	—
Personal, Food, and Miscellaneous Services – 0.0%
B-Dry, LLC – Common Stock(C)(L)	2,500	300	—
Utilities – 1.1%
AquaVenture Holdings Limited – Common Stock(C)(S)(U)	201,586	3,397	3,433

Total Common Equity		$6,295	$24,874

Total Non-Control/Non-Affiliate Investments		$225,046	$223,451

AFFILIATE INVESTMENTS(O) – 87.1%
Secured First Lien Debt – 51.4%
Automobile – 2.9%
Meridian Rack & Pinion, Inc.(M) – Term Debt (L+11.5%, 13.5% Cash, Due 12/2018)(K)	$9,660	$9,660	$8,646
Beverage, Food, and Tobacco – 3.0%
Head Country, Inc. – Term Debt (L+10.5%, 12.5% Cash, Due 2/2019)(L)	9,050	9,050	9,050
Chemicals, Plastics, and Rubber – 5.0%
GI Plastek, Inc. – Term Debt (L+11.3%, 13.3% Cash, Due 7/2020)(L)	15,000	15,000	15,000
Diversified/Conglomerate Manufacturing – 9.7%
Alloy Die Casting Co.(M) – Term Debt (L+11.5%, 13.5% Cash, Due 10/2018)(G)(K)	12,215	12,215	9,772
Alloy Die Casting Co.(M) – Term Debt (L+11.5%, 13.5% Cash, Due 10/2018)(G)(K)	175	175	140
Alloy Die Casting Co.(M) – Term Debt (Due 10/2018)(K)(R)	910	910	732
D.P.M.S., Inc. – Term Debt (10.0% Cash, Due 10/2021)(I)(L)	8,796	8,796	7,175
Edge Adhesives Holdings, Inc.(M) – Term Debt (L+10.5%, 12.5% Cash, Due 2/2019)(K)	9,300	9,300	9,207
Edge Adhesives Holdings, Inc.(M) – Term Debt (L+11.8%, 13.8% Cash, Due 2/2019)(K)	2,400	2,400	2,388

		33,796	29,414
Diversified/Conglomerate Services – 8.0%
JR Hobbs Co. – Atlanta, LLC – Line of Credit, $1,050 available (L+8.5%, 10.0% Cash (1.0% Unused Fee), Due 2/2018)(T)	2,950	2,950	2,950
JR Hobbs Co. – Atlanta, LLC – Term Debt (L+11.5%, 13.0% Cash, Due 2/2022)(T)	21,000	21,000	21,000

		23,950	23,950
Home and Office Furnishings, Housewares, and Durable Consumer Products – 9.0%
Brunswick Bowling Products, Inc. – Term Debt (L+14.3%, 16.3% Cash, Due 5/2020)(L)	11,307	11,307	11,307
Old World Christmas, Inc. – Term Debt (L+11.3%, 13.3% Cash, Due 10/2019)(L)	15,770	15,770	15,770

		27,077	27,077
Leisure, Amusement, Motion Pictures, and Entertainment – 6.1%
SOG Specialty Knives & Tools, LLC – Term Debt (L+11.3%, 13.3% Cash, Due 10/2017)(L)	6,200	6,200	6,200
SOG Specialty Knives & Tools, LLC – Term Debt (L+12.8%, 14.8% Cash, Due 10/2017)(L)	12,200	12,200	12,200

		18,400	18,400
Telecommunications – 4.6%
B+T Group Acquisition, Inc.(M) – Term Debt (L+11.0%, 13.0% Cash, Due 12/2019)(L)	14,000	14,000	14,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Textiles and Leather – 3.1%
Logo Sportswear, Inc. – Term Debt (L+10.5%, 12.5% Cash, Due 3/2020)(L)	9,200	$9,200	$9,200

Total Secured First Lien Debt		$160,133	$154,737

Secured Second Lien Debt – 14.7%
Diversified/Conglomerate Manufacturing – 3.2%
Precision Southeast, Inc. – Term Debt (L+12.0%, 14.0% Cash, Due 9/2020)(L)	$9,618	$9,618	$9,618
Home and Office Furnishings, Housewares, and Durable Consumer Products – 5.3%
Cambridge Sound Management, Inc. – Term Debt (L+11.0%, 13.0% Cash, Due 8/2021)(L)	16,000	16,000	16,000
Personal and Non-Durable Consumer Products (Manufacturing Only) – 6.2%
The Mountain Corporation – Term Debt (L+12.5%, 13.5% Cash, Due 8/2021)(L)	18,600	18,600	18,600

Total Secured Second Lien Debt		$44,218	$44,218

Preferred Equity – 21.0%
Automobile – 1.0%
Meridian Rack & Pinion, Inc.(M) – Preferred Stock(C)(L)	3,381	$3,381	$2,890
Beverage, Food, and Tobacco – 1.9%
Head Country, Inc. – Preferred Stock(C)(L)	4,000	4,000	5,752
Cargo Transport – 0.0%
NDLI, Inc. – Preferred Stock(C)(L)	3,600	3,600	—
Chemicals, Plastics, and Rubber – 1.9%
GI Plastek, Inc. – Preferred Stock(C)(L)	5,150	5,150	5,754
Diversified/Conglomerate Manufacturing – 0.4%
Alloy Die Casting Co.(M) – Preferred Stock(C)(L)	4,904	4,904	—
Channel Technologies Group, LLC – Preferred Stock(C)(L)	2,279	1,841	—
Edge Adhesives Holdings, Inc.(M) – Preferred Stock(C)(L)	3,774	3,774	1,271
Precision Southeast, Inc. – Preferred Stock(C)(L)	37,391	3,739	—

		14,258	1,271
Diversified/Conglomerate Services – 2.0%
JR Hobbs Co. – Atlanta, LLC – Preferred Stock(C)(T)	5,920	5,920	5,920
Home and Office Furnishings, Housewares, and Durable Consumer Products – 9.8%
Brunswick Bowling Products, Inc. – Preferred Stock(C)(L)	4,943	4,943	11,329
Cambridge Sound Management, Inc. – Preferred Stock(C)(L)	4,500	4,500	11,046
Old World Christmas, Inc. – Preferred Stock(C)(L)	6,180	6,180	7,135

		15,623	29,510
Leisure, Amusement, Motion Pictures, and Entertainment – 0.2%
SOG Specialty Knives & Tools, LLC – Preferred Stock(C)(L)	9,749	9,749	711
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.1%
The Mountain Corporation – Preferred Stock(C)(L)	6,899	6,899	153
Telecommunications – 0.0%
B+T Group Acquisition, Inc.(M) – Preferred Stock(C)(L)	12,841	4,196	—
Textiles and Leather – 3.7%
Logo Sportswear, Inc. – Preferred Stock(C)(L)	1,550	1,550	11,170

Total Preferred Equity		$74,326	$63,131

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(D)(E)	Principal/Shares/ Units(F)(J)	Cost	Fair Value
Common Equity – 0.0%
Cargo Transport – 0.0%
NDLI, Inc. – Common Stock(C)(L)	545	$—	$—
Diversified/Conglomerate Manufacturing – 0.0%
Alloy Die Casting Co.(M) – Common Stock(C)(L)	630	41	—
Channel Technologies Group, LLC – Common Stock(C)(L)	2,319,184	—	—
D.P.M.S., Inc. – Common Stock(C)(L)	627	1	—
Precision Southeast, Inc. – Common Stock(C)(L)	90,909	91	—

		133	—
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.0%
The Mountain Corporation – Common Stock(C)(L)	751	1	—

Total Common Equity		$134	$—

Total Affiliate Investments		$278,811	$262,086

CONTROL INVESTMENTS(P) – 5.3%:
Secured First Lien Debt – 1.6%
Aerospace and Defense – 1.6%
Galaxy Tool Holding Corporation – Line of Credit, $200 available (L+4.5%, 6.5% Cash (1.0% Unused Fee), Due 8/2019)(L)	$4,800	$4,800	$4,800
Secured Second Lien Debt – 1.7%
Aerospace and Defense – 1.7%
Galaxy Tool Holding Corporation – Term Debt (L+6.0%, 10.0% Cash, Due 8/2019)(L)	$5,000	$5,000	$5,000
Preferred Equity – 2.0%
Aerospace and Defense – 2.0%
Galaxy Tool Holding Corporation – Preferred Stock(C)(L)	5,517,444	$11,464	$6,242
Common Equity – 0.0%
Aerospace and Defense – 0.0%
Galaxy Tool Holding Corporation – Common Stock(C)(L)	88,843	$48	$—

Total Control Investments		$21,312	$16,042

TOTAL INVESTMENTS(W) – 166.6%		$525,169	$501,579

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $448.0 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings in the accompanying Notes to Consolidated Financial Statements. Additionally, under Section 55 of the “1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2017, our investment in AquaVenture is considered a non-qualifying asset under Section 55 of the 1940 Act and represents 0.7% of total investments, at fair value.
(B)	Unless indicated otherwise, all cash interest rates are indexed to 30-day LIBOR, which was 1.0% as of March 31, 2017. If applicable, PIK interest rates are noted separately from the cash interest rate. Certain securities are subject to an interest rate floor. The cash interest rate is the greater of the floor or LIBOR plus a spread. Due dates represent the contractual maturity date.
(C)	Security is non-income producing.
(D)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of March 31, 2017.
(E)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the ASC 820 fair value hierarchy. Refer to Note 3 — Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(F)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	$5.1 million of the debt security was participated to a third party, but is accounted for as collateral for a secured borrowing under accounting principles generally accepted in the U.S. and presented as Secured borrowing on our accompanying Consolidated Statements of Assets and Liabilities as of March 31, 2017.
(I)	Debt security has a fixed interest rate.
(J)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. Refer to Note 3 — Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(L)	Fair value was based on the total enterprise value of the portfolio company, which is generally allocated to the portfolio company’s securities in order of their relative priority in the capital structure. Refer to Note 3 — Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(M)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the SEC.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those that are not Control investments and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Debt security does not have a stated current interest rate.
(S)	Fair value was based on the closing market price of our shares as of the reporting date less a discount for lack of marketability.
(T)	New portfolio investment valued at cost, as it was determined that the price paid during the three months ended March 31, 2017 best represents fair value as of March 31, 2017.
(U)	As of March 31, 2017, our investment in AquaVenture was valued using Level 2 inputs within the ASC 820 fair value hierarchy. Refer to Note 3 — Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(V)	Refer to Note 11 — Commitments and Contingencies in the accompanying Notes to Consolidated Financial Statements for additional information regarding this guaranty.
(W)	Cumulative gross unrealized depreciation for federal income tax purposes is $77.9 million; cumulative gross unrealized appreciation for federal income tax purposes is $58.3 million. Cumulative net unrealized depreciation is $19.5 million, based on a tax cost of $521.1 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are an externally advised, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Debt investments primarily take the form of two types of loans: secured first lien loans and secured second lien loans. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time, and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, generally in combination with the aforementioned debt securities, that we believe can grow over time to permit us to sell our equity investments for capital gains. We intend that our investment portfolio over time will consist of approximately 75.0% in debt investments and 25.0% in equity investments, at cost.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our line of credit. The financial statements of Business Investment are consolidated with those of Gladstone Investment. We also have significant subsidiaries (as defined under Rule 1-02(w) of the U.S. Securities and Exchange Commission’s (“SEC”) Regulation S-X) whose financial statements are not consolidated with ours. Refer to Note 14 — Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours and an SEC registered investment adviser, pursuant to an investment advisory agreement and management agreement (the “Advisory Agreement”). Administrative services are provided by Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4 — Related Party Transactions for more information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements and these accompanying notes are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation in the Consolidated Financial Statements and the accompanying Notes to Consolidated Financial Statements. Reclassifications did not impact net increase in net assets resulting from operations, total assets, total liabilities or total net assets, or Statement of Changes in Net Assets and Statement of Cash Flows classifications.

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, and Consolidated Schedules of Investments into the following categories:

•	Non-Control/Non-Affiliate Investments — Non-Control/Non-Affiliate investments are those that are neither control nor affiliate investments and in which we typically own less than 5.0% of the issued and outstanding voting securities;

•	Affiliate Investments — Affiliate investments are those that are not Control investments and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities; and

•	Control Investments — Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are generally measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, the Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from the chief valuation officer (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors (comprised entirely of independent directors) meets to review the valuation recommendations and supporting materials presented by the chief valuation officer. Third, after the Valuation Committee concludes its meeting, it and the chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors so that the full Board of Directors may review and approve the fair value of our investments in accordance with the Policy.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors review the Policy to determine if changes thereto are advisable and also review whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

ICE Data Pricing and Reference Data, LLC (“ICE”) (formerly Standard and Poor’s Securities Evaluations, Inc.), a valuation specialist, generally provides estimates of fair value on our debt investments. The Valuation Team generally assigns ICE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates ICE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from ICE’s. When this occurs, our Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value (“TEV”) of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review the valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our TEV, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value and whether it is reasonable in light of the Policy and other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value — In determining the fair value using a TEV, the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA obtained from our indexing methodology whereby the original transaction EBITDA at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA; however, TEV may also be calculated using revenue multiples or a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses a DCF analysis to calculate TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit-impaired portfolio companies.

•	Yield Analysis — The Valuation Team generally determines the fair value of our debt investments (where we do not have the ability to effectuate a sale of a portfolio company) using the yield analysis, which includes a DCF calculation and the assumptions that the Valuation Team believes market participants would use, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default, and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by ICE and market quotes.

•

Market Quotes — For our investments for which a limited market exists, we generally base fair value on readily available and reliable market quotations, which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation

Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy. For securities that are publicly traded, we generally base fair value on the closing market price of our shares as of the reporting date. For restricted securities that are publicly traded, we generally base fair value on the closing market price of our shares as of the reporting date less a discount for the restriction, which includes consideration of the nature and term to expiration of the restriction.

•	Investments in Funds — For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the Net Asset Value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of our investments, including, but not limited to, the nature and realizable value of the collateral, including external parties’ guaranties, any relevant offers or letters of intent to acquire the portfolio company, timing of expected loan repayments, and the markets in which the portfolio company operates. New and follow-on debt and equity investments made during the current reporting quarter are generally valued at our original cost basis, as appropriate, as near-measurement date transaction value generally is a reasonable indicator of fair value.

Fair value measurements of our investments may involve subjective judgments and estimates and, due to the uncertainty inherent in valuing these securities, the determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3 — Investments for additional information regarding fair value measurements and our application of ASC 820.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Gains or losses on the sale of investments are calculated by using the specific identification method. A realized gain or loss is recognized on the trade date, typically when an investment is disposed of, and is computed as the difference between the cost basis of the investment on the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair value of the investment and the cost basis of such investment. We determine the fair value of each individual investment each reporting period and record changes in fair value as unrealized appreciation or depreciation in our Consolidated Statement of Operations.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums, amendment fees, and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or, due to a restructuring, the interest income is deemed to be collectible. As of March 31, 2018 and 2017, certain of our loans to Alloy Die Casting Co. (“ADC”) and Tread Corporation (“Tread”) were on non-accrual status, with an aggregate debt cost basis of $15.6 million as of each period, or 3.6% and 4.1%, respectively, of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $12.5 million and $11.9 million, respectively, or 3.1% and 3.3%, respectively, of the fair value of all debt investments in our portfolio.

Paid-in-kind (“PIK”) interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. As of March 31, 2018 and 2017, we did not have any loans with a PIK interest component. During the years ended March 31, 2018, 2017, and 2016, we did not record any PIK income, nor did we collect any PIK interest in cash.

Success Fee Income Recognition

We record success fees as income when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically resulting from an exit or sale.

Dividend Income Recognition

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the year ended March 31, 2017, we re-characterized $0.5 million of dividend income from our investment in Behrens Manufacturing, LLC, which was originally recorded during our fiscal year ended March 31, 2016, as a return of capital.

Cash and Cash Equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash and Cash Equivalents

Restricted cash is generally cash held in escrow received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Deferred Financing and Offering Costs

Deferred financing and offering costs consist of costs incurred to obtain financing, including lender fees and legal fees. Certain costs associated with our revolving line of credit are deferred and amortized using the straight-line method, which approximates the effective interest method, over the term of the revolving line of credit. Costs associated with the issuance of our mandatorily redeemable prefered stock are presented as discounts to the liquidation value of the mandatorily redeemable preferred stock and are amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. Refer to Note 5 — Borrowings and Note 6 — Mandatorily Redeemable Preferred Stock for further discussion.

Related Party Fees

We are party to the Advisory Agreement with the Adviser, which is owned and controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of the Fifth Amended and Restated Credit Agreement dated April 30, 2013, as amended (the “Credit Facility”).

We are also party to the Administration Agreement with the Administrator, which is owned and controlled by our chairman and chief executive officer, whereby we pay separately for administrative services.

Refer to Note 4 — Related Party Transactions for additional information regarding these related party fees and agreements.

Federal Income Taxes

We intend to continue to maintain our qualification as a RIC under subchapter M of the Code for federal income tax purposes. As a RIC, we generally are not subject to federal income tax on the portion of our taxable income and gains distributed to our stockholders. To maintain our qualification as a RIC, we must maintain our status as a BDC and meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must distribute to stockholders at least 90% of our taxable ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). Our policy generally is to make distributions to our stockholders in an amount up to 100% of our Investment Company Taxable Income.

We intend to continue to make sufficient distributions to qualify as a RIC and to generally limit taxable income, although we may retain some or all of our net long-term capital gains and pay income taxes on such gains. Refer to Note 10 — Federal and State Income Taxes for additional information regarding our RIC requirements.

FASB ASC 740, Income Taxes (“ASC 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current fiscal year. We have evaluated the implications of ASC 740 for all open tax years and in all major tax jurisdictions and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2017, 2016, and 2015 remain subject to examination by the Internal Revenue Service (“IRS”).

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to distribute at least 90% of our Investment Company Taxable Income for each taxable year as a distribution to our stockholders in order to maintain our ability to be taxed as a RIC under Subchapter M of the Code. It is our policy to generally pay out as a distribution up to 100% of those amounts. The amount to be paid is determined by our Board of Directors quarterly and is based upon management’s estimate of Investment Company Taxable Income and net long-term capital gains. Based on that estimate, our Board of Directors declares monthly distributions, and supplemental distributions, as applicable, to common stockholders each quarter. At fiscal year-end, we may elect to treat a portion of the first distributions paid after year-end as having been paid in the prior year in accordance with Section 855(a) of the Code. We may retain some or all of our net long-term capital gains, if any, retain and designate them as deemed distributions, or distribute such capital gains to stockholders in cash. If we retain long-term capital gains, we will be subject to federal and state income taxes on such retained capital gains. If we deem long-term capital gains to be distributed, among other consequences, we will pay federal tax on the retained net long-term capital gains, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder, and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. Refer to Note 9 — Distributions to Common Stockholders for further information.

Our common stockholders who hold their shares through our transfer agent, Computershare, Inc. (“Computershare”), have the option to participate in a dividend reinvestment plan offered by Computershare, as the plan agent. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the date on which the shares are credited to the common stockholder’s account. Computershare purchases shares in the open market in connection with the obligations under the plan. The dividend reinvestment plan is not open to holders of our preferred stock.

Recent Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, “Restricted Cash (a consensus of the Emerging Issues Task Force)” (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. We have assessed the impact of ASU 2016-18 and do not anticipate a material impact on our financial position, results of operations, or cash flows. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In August 2016, the FASB issued Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)” (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We have assessed the impact of ASU 2016-15 and do not anticipate a material impact on our financial position, results of operations, or cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. The adoption of ASU 2016-06 did not have a material impact on our financial position, results of operations, or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, and we adopted ASU 2016-06 effective April 1, 2017.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments–Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We have assessed the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations, or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. The adoption of ASU 2015-02 did not have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-02 effective April 1, 2016. In October 2016, the FASB issued Accounting Standards Update 2016-17, “Interests Held through Related Parties That Are under Common Control” (“ASU 2016-17”), which amends the consolidation guidance in ASU 2015-02 regarding the treatment of indirect interests held through related parties that are under common control. The adoption of ASU 2016-17 did not have a material impact on our financial position, results of operations, or cash flows. ASU 2016-17 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years, and we adopted ASU 2016-17 effective April 1, 2017.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which was amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), and in December 2016 by FASB Accounting Standards Update 2016-20, “Technical Corrections and Improvements to Topic 606” (“ASU 2016-20”). ASU 2014-09, as amended, supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time, and will expand disclosures about revenue. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12, and ASU 2016-20, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years. We have assessed the impact of ASU 2014-09, as amended, and identified similar performance obligations as compared to existing guidance. As a result, we do not anticipate a material change in the timing of revenue recognition or a material impact on our financial position, results of operations, or cash flows from adopting this standard.

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists, or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

As of March 31, 2018, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investment in Funko Acquisition Holdings, LLC. (“Funko”), which was valued using Level 2 inputs. As of March 31, 2017, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investment in AquaVenture Holdings Limited, f/k/a Quench Holdings Corp. (“AquaVenture”), which was valued using Level 2 inputs.

We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended March 31, 2018, we transferred our investment in Funko from Level 3 to Level 2 as a result of the initial public offering of Funko, Inc. in November 2017 due to the convertibility of our investment into shares of Funko, Inc. In April 2017, we transferred our investment in AquaVenture from Level 2 to Level 1 as a result of the expiration of the lock-up period from the initial public offering in October 2016 and subsequently sold our investment. During the year ended March 31, 2017, we transferred our investment in AquaVenture from Level 3 to Level 2 as a result of its initial public offering in October 2016.

As of March 31, 2018 and 2017, our investments, by security type, at fair value were categorized as follows within the ASC 820 fair value hierarchy:

		Fair Value Measurements
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
As of March 31, 2018:
Secured first lien debt	$305,856	$—	$—		$305,856
Secured second lien debt	97,339	—	—		97,339
Preferred equity	167,150	—	—		167,150
Common equity/equivalents	28,802	—	194	(A)	28,608

Total Investments at March 31, 2018	$599,147	$—	$194		$598,953

		Fair Value Measurements
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
As of March 31, 2017:
Secured first lien debt	$268,150	$—	$—		$268,150
Secured second lien debt	95,040	—	—		95,040
Preferred equity	113,515	—	—		113,515
Common equity/equivalents	24,874	—	3,433	(B)	21,441

Total Investments at March 31, 2017	$501,579	$—	$3,433		$498,146

(A)	Fair value was determined based on the closing market price of shares of Funko, Inc. (our units in Funko can be converted into shares of Funko, Inc.) at the reporting date less a discount for lack of marketability as our investment was subject to a 180-day lock-up period, which expires in May 2018, and other restrictions.
(B)	Fair value was determined based on the closing market price of our shares of AquaVenture at the reporting date less a discount for lack of marketability as our investment was subject to a 180-day lock-up period, which expired in April 2017.

The following table presents our investments, valued using Level 3 inputs within the ASC 820 fair value hierarchy, and carried at fair value as of March 31, 2018 and 2017, by caption on our accompanying Consolidated Statements of Assets and Liabilities, and by security type:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Valued Using Level 3 Inputs March 31,
	2018		2017
Non-Control/Non-Affiliate Investments
Secured first lien debt	$126,913		$108,613
Secured second lien debt	30,300		45,822
Preferred equity	61,282		44,142
Common equity/equivalents	28,608	(A)	21,441	(B)

Total Non-Control/Non-Affiliate Investments	247,103		220,018
Affiliate Investments
Secured first lien debt	173,943		154,737
Secured second lien debt	62,039		44,218
Preferred equity	103,411		63,131
Common equity/equivalents	—		—

Total Affiliate Investments	339,393		262,086
Control Investments
Secured first lien debt	5,000		4,800
Secured second lien debt	5,000		5,000
Preferred equity	2,457		6,242
Common equity/equivalents	—		—

Total Control Investments	12,457		16,042

Total investments at fair value using Level 3 inputs	$598,953		$498,146

(A)	Excludes our investment in Funko with a fair value of $0.2 million as of March 31, 2018, which was valued using Level 2 inputs.
(B)	Excludes our investment in AquaVenture with a fair value of $3.4 million as of March 31, 2017, which was valued using Level 2 inputs.

In accordance with ASC 820, the following table provides quantitative information about our investments valued using Level 3 fair value measurements as of March 31, 2018 and 2017. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2018		Fair Value as of March 31, 2017		Valuation Technique/ Methodology	Unobservable Input	Range / Weighted Average as of March 31, 2018	Range / Weighted Average as of March 31, 2017
Secured first lien debt	$286,828	(A)	$232,590	(A)	TEV	EBITDA multiple	4.7x – 8.3x / 6.1x	4.3x – 7.9x /6.2x

						EBITDA	$1,298 – $14,085 / $5,575	$897 – $10,887 / $4,093

						Revenue multiple	0.3x – 0.7x / 0.6x	—

						Revenue	$15,528 – $30,561 / $24,780	—

	19,028		35,560		Yield Analysis	Discount Rate	19.8% – 21.3% / 20.6%	13.1% – 30.3% / 19.7%

Secured second lien debt	87,360	(B)	81,747	(B)	TEV	EBITDA multiple	3.3x – 6.8x / 6.2x	5.3x – 7.4x / 6.4x

						EBITDA	$2,683 – $8,795 / $6,827	$2,357 – $5,824 / $4,588

						Revenue multiple	0.9x – 0.9x / 0.9x	—

						Revenue	$21,439 – $21,439 / $21,439	—

	9,979		13,293		Yield Analysis	Discount Rate	19.4% – 20.9% / 19.5%	9.2% – 9.2% / 9.2%

Preferred equity(C)	167,150		113,515		TEV	EBITDA multiple	3.3x – 8.3x / 6.0x	4.8x – 7.9x / 6.3x

						EBITDA	$1,298 – $14,085 / $5,344	$897 – $97,366 / $4,415

						Revenue multiple	0.3x – 0.9x / 0.7x	0.5x – 0.5x / 0.5x

						Revenue	$15,528 – $30,561 / $25,303	$21,662 – $21,662 / $21,662

Common equity/equivalents(D)	28,608	(E)	21,441	(F)	TEV	EBITDA multiple	4.9x – 6.2x / 5.6x	4.3x – 9.8x / 6.0x

						EBITDA	$1,298 – $5,842 / $2,491	$897 – $13,378 / $3,687

						Revenue multiple	0.3x – 0.9x / 0.3x	0.5x – 0.5x / 0.5x

						Revenue	$15,528 – $21,439 / $15,543	$21,662 – $21,662 / $21,662

Total	$598,953		$498,146

(A)	Fair value as of March 31, 2018 includes two new proprietary debt investments for a combined $14.5 million, which were valued at cost using the transaction price as the unobservable input, and one proprietary debt investment for $10.0 million, which was valued at the expected payoff amount as the unobservable input. Fair value as of March 31, 2017 includes two new proprietary debt investments for a combined $24.0 million, which were valued at cost using the transaction price as the unobservable input.
(B)	Fair value as of March 31, 2018 includes one proprietary debt investment for $13.0 million, which was valued at the expected payoff amount as the unobservable input. Fair value as of March 31, 2017 includes one proprietary debt investment for $15.2 million, which was valued at the expected payoff amount as the unobservable input.
(C)	Fair value as of March 31, 2018 includes one proprietary equity investment for $3.4 million, which was valued at the expected payoff amount as the unobservable input. Fair value as of March 31, 2017 includes one new proprietary equity investment for $5.9 million, which was valued at cost using the transaction price as the unobservable input, and one proprietary equity investment for $3.9 million, which was valued at the expected payoff amount as the unobservable input.
(D)	Fair value as of March 31, 2018 includes two proprietary equity investments for a combined $17.6 million, which were valued at the expected payoff amount as the unobservable input. Fair value as of March 31, 2017 includes one proprietary equity investment for $28, which was valued at the expected payoff amount as the unobservable input.
(E)	Fair value as of March 31, 2018 excludes our investment in Funko with a fair value of $0.2 million, which was valued using Level 2 inputs.
(F)	Fair value as of March 31, 2017 excludes our investment in AquaVenture with a fair value of $3.4 million, which was valued using Level 2 inputs.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in discount rates, EBITDA, or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase/(decrease) in discount rates or a (decrease)/increase in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a (decrease)/increase in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide our portfolio’s changes in fair value, broken out by security type, during the years ended March 31, 2018 and 2017 for all investments for which the Adviser determines fair value using unobservable (Level 3) inputs.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2018:
Fair value as of March 31, 2017	$268,150	$95,040	$113,515	$21,441	$498,146
Total gain (loss):
Net realized gain(A)	—	—	982	—	982
Net unrealized appreciation (depreciation)(B)	(5,640)	(8,453)	42,610	7,195	35,712
Reversal of previously recorded (appreciation) depreciation upon realization(B)	1,881	(1,670)	1,102	868	2,181
New investments, repayments and settlements(C):
Issuances / originations	91,932	27,383	22,216	—	141,531
Settlements / repayments	(42,150)	(23,278)	—	—	(65,428)
Sales	—	—	(13,116)	(896)	(14,012)
Transfers(D)	(8,317)	8,317	(159)	—	(159)

Fair value as of March 31, 2018	$305,856	$97,339	$167,150	$28,608	$598,953

	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2017:
Fair value as of March 31, 2016	$280,037	$64,484	$113,550	$29,585	$487,656
Total gain (loss):
Net realized gain (loss)(A)	(7,725)	—	3,436	18,903	14,614
Net unrealized appreciation (depreciation)(B)	(9,258)	10,456	19,400	3,769	24,367
Reversal of previously recorded (appreciation) depreciation upon realization(B)	8,796	—	(18,525)	(6,834)	(16,563)
New investments, repayments and settlements(C):
Issuances / originations	37,482	19,600	13,659	501	71,242
Settlements / repayments	(26,182)	(14,500)	—	—	(40,682)
Sales	—	—	(18,005)	(20,124)	(38,129)
Transfers(D)	(15,000)	15,000	—	(4,359)	(4,359)

Fair value as of March 31, 2017	$268,150	$95,040	$113,515	$21,441	$498,146

(A)	Included in net realized gain (loss) on investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2018 and 2017.
(B)	Included in net unrealized appreciation (depreciation) of investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2018 and 2017.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK, and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.
(D)	2018: Transfers represent $8.3 million of secured first lien debt of ADC, which was converted into secured second lien debt during the three months ended December 31, 2017 and $0.2 million of preferred equity of Funko, which was transferred from Level 3 to Level 2 during the three months ended December 31, 2017 as a result of the initial public offering of Funko, Inc. (our units in Funko can be converted into shares of Funko, Inc. after the expiration of the lock-up period in May 2018 and certain other restrictions are met).

2017: Transfers represent $15.0 million of secured first lien debt of Cambridge Sound Management, Inc. (“Cambridge”), which was converted into secured second lien debt during the three months ended September 30, 2016, and $4.4 million of common equity of AquaVenture, which was transferred from Level 3 to Level 2 during the three months ended December 31, 2016 as a result of its initial public offering.

Investment Activity

During the fiscal year ended March 31, 2018, the following significant transactions occurred:

•	In April 2017, we sold our investment in Mitchell Rubber Products, Inc., which resulted in success fee income of $1.7 million and a realized gain of $1.0 million. In connection with the sale, we received net cash proceeds of $19.0 million, including the repayment of our debt investment of $13.6 million at par.

•	In May and June 2017, we sold a portion of our common stock investment in AquaVenture resulting in net cash proceeds of $2.0 million, which represented a return of capital. In December 2017, we sold another portion of our common stock investment in AquaVenture resulting in net cash proceeds of $1.2 million, which also represented a return of capital. In March 2018, we sold the remaining portion of our common stock investment in AquaVenture resulting in net cash proceeds of $0.2 million, which resulted in a nominal realized gain.

•	In June 2017, one of our portfolio companies, Mathey Investments, Inc. (“Mathey”) merged with and into another one of our portfolio companies, SBS Industries, LLC (“SBS”). As a result of this transaction, we received success fee income of $0.3 million from Mathey. Our debt investments in Mathey, which totaled $8.6 million at principal and cost, were assumed by SBS and combined with our existing debt investment in SBS, which totaled $11.4 million at principal and cost, into a new secured first lien term loan totaling $20.0 million. Our common equity investment in Mathey, with a cost basis of $0.8 million, was converted into a preferred equity investment in SBS with the same cost basis. In connection with the merger, we also extended a secured first lien revolving line of credit to SBS with a total facility amount of $1.5 million, which was undrawn at the time of the transaction.

•	In August 2017, we invested $28.3 million in Pioneer Square Brands, Inc. (“Pioneer”) through a combination of secured first lien debt and preferred equity. Pioneer, headquartered in Seattle, Washington, is a designer, manufacturer, and marketer of premium mobile technology bags and cases serving a diverse customer base, primarily in the education and corporate sectors.

•	In November 2017, one of our portfolio companies, GI Plastek, Inc. (“GI Plastek”) merged with another one of our portfolio companies, Precision Southeast, Inc. (“Precision”), into a new company, PSI Molded Plastics, Inc. (“PSI Molded”). As a result of this transaction, our debt investments in GI Plastek and Precision, which totaled $15.0 million and $9.6 million, respectively, at principal and cost, were assumed by PSI Molded and combined into a new secured second lien term loan totaling $24.6 million. Our preferred equity investment in GI Plastek, with a cost basis of $5.2 million and our preferred and common equity investments in Precision, with a combined cost basis of $3.8 million, were converted into a preferred equity investment in PSI Molded with the same cost basis.

•	In November 2017, we invested $31.1 million in ImageWorks Display and Marketing Group, Inc. (“ImageWorks”) through a combination of secured first lien debt and preferred equity. ImageWorks, headquartered in Winston-Salem, North Carolina, is a market leading point-of-purchase display provider specializing in the design, engineering and production of custom semi-permanent and permanent displays across a variety of brands and consumer product end markets.

•	In December 2017, we invested $6.9 million in an existing portfolio company, Brunswick Bowling Products, Inc. (“Brunswick”), through a secured first lien debt investment. In January 2018, we refinanced our existing loans to Brunswick into a new secured first lien debt investment with a principal and cost basis of $17.7 million.

•	In January 2018, we invested $8.5 million in an existing portfolio company, Schylling, Inc., through a secured first lien debt investment and also provided a $6.0 million secured first lien bridge loan.

•	In January 2018, we provided an $11.0 million secured first lien bridge loan to an existing portfolio company, Nth Degree, Inc. (“Nth Degree”), which was repaid at par in March 2018.

Investment Concentrations

As of March 31, 2018, our investment portfolio consisted of investments in 33 portfolio companies located in 16 states across 17 different industries with an aggregate fair value of $599.1 million. Our investments in Cambridge, Nth Degree, J.R. Hobbs Co. – Atlanta, LLC, Brunswick, and ImageWorks represent our five largest portfolio investments at fair value, and collectively comprised $183.4 million, or 30.5%, of our total investment portfolio at fair value.

The following table summarizes our investments by security type as of March 31, 2018 and 2017:

	March 31, 2018				March 31, 2017
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$321,303	54.9%	$305,856	51.0%	$284,823	54.3%	$268,150	53.5%
Secured second lien debt	110,484	18.9	97,339	16.2	93,078	17.7	95,040	18.9

Total debt	431,787	73.8	403,195	67.2	377,901	72.0	363,190	72.4
Preferred equity	150,708	25.8	167,150	28.0	140,791	26.8	113,515	22.6
Common equity/equivalents	2,351	0.4	28,802	4.8	6,477	1.2	24,874	5.0

Total equity/equivalents	153,059	26.2	195,952	32.8	147,268	28.0	138,389	27.6

Total investments	$584,846	100.0%	$599,147	100.0%	$525,169	100.0%	$501,579	100.0%

Investments at fair value consisted of the following industry classifications as of March 31, 2018 and 2017:

	March 31, 2018		March 31, 2017
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Services	$136,719	22.8%	$85,248	17.0%
Home and Office Furnishings, Housewares, and Durable Consumer Products	128,529	21.5	93,062	18.6
Chemicals, Plastics, and Rubber	55,740	9.3	65,156	13.0
Leisure, Amusement, Motion Pictures, Entertainment	43,048	7.2	32,453	6.5
Personal and Non-Durable Consumer Products (Manufacturing Only)	42,836	7.1	19,011	3.8
Diversified/Conglomerate Manufacturing	29,942	5.0	40,303	8.0
Machinery (Non-agriculture, Non-construction, Non-electronic)	21,915	3.7	17,283	3.4
Farming and Agriculture	21,483	3.6	19,096	3.8
Containers, Packaging, and Glass	21,387	3.6	18,266	3.6
Textiles and Leather	19,407	3.2	20,369	4.1
Cargo Transport	15,816	2.6	15,891	3.2
Telecommunications	14,000	2.3	14,000	2.8
Automobile	13,830	2.3	20,792	4.1
Aerospace and Defense	12,457	2.1	16,042	3.2
Beverage, Food, and Tobacco	11,605	1.9	14,802	3.0
Other < 2.0%	10,433	1.8	9,805	1.9

Total investments	$599,147	100.0%	$501,579	100.0%

Investments at fair value were included in the following geographic regions of the U.S. as of March 31, 2018 and 2017:

	March 31, 2018		March 31, 2017
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$221,725	37.0%	$175,136	34.9%
Northeast	188,911	31.5	159,614	31.8
West	133,774	22.3	123,475	24.6
Midwest	54,737	9.2	43,354	8.7

Total investments	$599,147	100.0%	$501,579	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayment and maturity of our investment portfolio for the next five fiscal years and thereafter, assuming no voluntary prepayments, as of March 31, 2018:

		Amount
For the fiscal years ending March 31:	2019	$80,494
	2020	98,913
	2021	73,700
	2022	80,446
	2023	73,700
	Thereafter	24,618

	Total contractual repayments	$431,871
	Adjustments to cost basis of debt investments	(84)
	Investments in equity securities	153,059

	Total cost basis of investments held as of March 31, 2018:	$584,846

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies. Such receivables, net of any allowance for uncollectible receivables, are included in Other assets, net on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when we have exhausted collection efforts and have deemed the receivables uncollectible. As of March 31, 2018 and 2017, we had gross receivables from portfolio companies of $0.7 million and $1.2 million, respectively. The allowance for uncollectible receivables was $0.2 million and $0.3 million as of March 31, 2018 and 2017, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee, as provided for in the Advisory Agreement, and a loan servicing fee for the Adviser’s role as servicer pursuant to the Credit Facility, each as described below. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of either party, approved the annual renewal of the Advisory Agreement through August 31, 2018.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. David Dullum (our president) is also an executive managing director of the Adviser.

The following table summarizes the base management fees, loan servicing fees, incentive fees, and associated non-contractual, unconditional, and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended March 31,
	2018	2017	2016
Average total assets subject to base management fee(A)	$539,800	$496,250	$496,250
Multiplied by annual base management fee of 2.0%	2.0%	2.0%	2.0%

Base management fee(B)	10,796	9,925	9,925
Credits to fees from Adviser — other(B)	(3,674)	(3,506)	(3,126)

Net base management fee	$7,122	$6,419	$6,799

Loan servicing fee(B)	6,277	6,606	6,697
Credits to base management fee — loan servicing fee(B)	(6,277)	(6,606)	(6,697)

Net loan servicing fee	$—	$—	$—

Incentive fee – income-based	$6,249	$4,750	$5,179
Incentive fee – capital gains-based(C)	4,399	—	—

Total incentive fee(B)	10,648	4,750	5,179
Credits to fees from Adviser — other(B)	—	—	—

Net total incentive fee	$10,648	$4,750	$5,179

(A)	Average total assets subject to the base management fee is defined in the Advisory Agreement as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.
(C)	The capital gains-based incentive fee is not yet contractually due under the terms of the Advisory Agreement.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting, and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $0.2 million, $0.3 million, and $0.2 million for the years ended March 31, 2018, 2017, and 2016, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily related to the valuation of portfolio companies.

Loan Servicing Fee

The Adviser also services the loans held by our wholly-owned subsidiary, Business Investment (the borrower under the Credit Facility), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under the Credit Facility. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to the Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally, and irrevocably credited back to us by the Adviser.

Incentive Fee

The incentive fee payable to the Adviser under our Advisory Agreement consists of two parts: an income-based incentive fee and a capital gains-based incentive fee.

The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding calendar year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. For calculation purposes, cumulative aggregate realized capital gains, if any, equals the sum of the excess between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the deficit between the net sales price of each investment, when sold, and the original cost of such investment since our inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the deficit between the fair value of each investment security as of the applicable calculation date and the original cost of such investment security. We have not incurred capital gains-based incentive fees from inception through March 31, 2018, as aggregate unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

In accordance with GAAP, accrual of the capital gains-based incentive fee is determined as if our investments had been liquidated at their fair values as of the end of the reporting period. Therefore, GAAP requires that the capital gains-based incentive fee accrual consider the aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. Accordingly, a GAAP accrual is calculated at the end of the reporting period based on (i) cumulative aggregate realized capital gains since our inception, plus (ii) the entire portfolio’s aggregate unrealized capital appreciation, if any, less (iii) cumulative aggregate realized capital losses since our inception, less (iv) the entire portfolio’s aggregate unrealized capital depreciation, if any. If such amount is positive at the end of a reporting period, a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years, is recorded, regardless of whether such amount is contractually due under the terms of the Advisory Agreement. If such amount is negative, then there is no accrual for such period. As of and for the year ended March 31, 2018, we recorded a capital gains-based incentive fee of $4.4 million, which is not contractually due under the terms of the Advisory Agreement. There has been no GAAP accrual of a capital gains-based incentive fee for any year prior to March 31, 2018.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, and general counsel and secretary (who also serves as the Administrator’s president, general counsel and secretary), and their respective staffs.

Our allocable portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Administration Agreement or interested persons of either party, approved the annual renewal of the Administration Agreement through August 31, 2018.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, is a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation and, from time to time, provides other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional, and irrevocable credits against the base management fee. The fees received by Gladstone Securities from portfolio companies totaled $0.6 million, $0.5 million, and $0.6 million during the years ended March 31, 2018, 2017, and 2016, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of March 31,
	2018	2017
Base management and loan servicing fee due to Adviser, net of credits	$540	$346
Incentive fee due to Adviser(A)	6,122	1,324
Other due to Adviser	9	1

Total fees due to Adviser	$6,671	$1,671
Fee due to Administrator	$317	$296

Total related party fees due	$6,988	$1,967

(A)	Includes a capital gains-based incentive fee of $4.4 million and $0 as of March 31, 2018 and 2017, respectively, recorded in accordance with GAAP requirements and which is not contractually due under the terms of the Advisory Agreement. Refer to Note 4 — Related Party Transactions—Transactions with the Adviser—Incentive Fee for additional information.

Net expenses receivable from Gladstone Capital Corporation, one of our affiliated funds, for reimbursement purposes, which includes certain co-investment expenses, totaled $16 and $27 as of March 31, 2018 and 2017, respectively. These amounts are generally settled in the quarter subsequent to being incurred and have been included in Other Assets, net or Other liabilities, as appropriate, on the accompanying Consolidated Statements of Assets and Liabilities as of March 31, 2018 and 2017, respectively.

NOTE 5. BORROWINGS

Revolving Line of Credit

On November 16, 2016, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 2 to the Fifth Amended and Restated Credit Agreement, originally entered into on April 30, 2013 and as previously amended on June 26, 2014, with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger, managing agent, and lender, the Adviser, as servicer, and certain other lenders party thereto. The revolving period was extended to November 15, 2019, and if not renewed or extended by such date, all principal and interest will be due and payable on or before November 15, 2021 (two years after the revolving period end date). The amended Credit Facility provides a one-year extension option that may be exercised on or before the second anniversary of the November 16, 2016 amendment date, subject to approval by all lenders. Additionally, the Credit Facility commitment amount was changed from $185.0 million to $165.0 million and, subject to certain terms and conditions, can be expanded to a total facility amount of $250.0 million through additional commitments of existing or new lenders. Advances under the Credit Facility generally bear interest at 30-day London Interbank Offered Rate (“LIBOR”) plus 3.15% per annum until November 15, 2019, with the margin then increasing to 3.40% for the period from November 15, 2019 to November 15, 2020, and increasing further to 3.65% thereafter. The Credit Facility has an unused commitment fee of 0.50% per annum on the portion of the total unused commitment amount that is less than or equal to 45.0% of the total commitment amount and 0.80% per annum on the total unused commitment amount that is greater than 45.0%. We incurred fees of approximately $1.4 million in connection with this amendment.

On January 20, 2017, we entered into Amendment No. 3 to the Credit Facility, which clarified a definition in the Company’s performance guaranty under the Credit Facility.

The following tables summarize noteworthy information related to the Credit Facility:

	As of March 31,
	2018	2017
Commitment amount	$165,000	$165,000
Borrowings outstanding at cost	107,000	69,700
Availability(A)	58,000	95,300

	For the Years Ended March 31
	2018	2017	2016
Weighted average borrowings outstanding	$67,772	$67,364	$94,608
Effective interest rate(B)	5.42%	4.72%	4.04%
Commitment (unused) fees incurred	$582	$598	$465

(A)	Availability is subject to various constraints, characteristics, and applicable advance rates based on collateral quality under the Credit Facility, which equated to an adjusted availability of $53.8 million and $93.4 million as of March 31, 2018 and 2017, respectively.
(B)	Excludes the impact of deferred financing costs and includes unused commitment fees.

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints and applicable advance rates, which are generally based on the size, characteristics, and quality of the collateral pledged by Business Investment. The Credit Facility also requires that any interest and principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Among other things, the Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policy without the lenders’ consent. The Credit Facility also generally seeks to restrict distributions to stockholders to the sum of (i) our net investment income, (ii) net capital gains, and (iii) amounts deemed by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. Loans eligible to be pledged as collateral are subject to certain limitations, including, among other things, restrictions on geographic concentrations, industry concentrations, loan size, payment frequency and status, average life, portfolio company leverage, and lien property. The Credit Facility also requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base. Additionally, the Credit Facility contains a performance guaranty that requires us to maintain (i) a minimum net worth (defined in the Credit Facility to include our mandatory redeemable term preferred stock) of the greater of (a) $210.0 million or (b) $210.0 million plus 50% of all equity and subordinated debt raised minus 50% of any equity or subordinated debt redeemed or retired after November 16, 2016, which equated to $221.2 million as of March 31, 2018; (ii) asset coverage with respect to senior securities representing indebtedness of at least 200% (or such higher percentage as may be set forth in Section 18 of the 1940 Act); and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2018, and as defined in the performance guaranty of the Credit Facility, we had a net worth of $488.8 million, an asset coverage ratio on our senior securities representing indebtedness of 525.7%, calculated in compliance with the requirements of Sections 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. As of March 31, 2018, we were in compliance with all covenants under the Credit Facility.

In July 2013, pursuant to the terms of the then effective revolving line of credit, we entered into an interest rate cap agreement with KeyBank effective October 2013 for a notional amount of $45.0 million. The interest rate cap agreement expired in April 2016. Prior to its expiration in April 2016, the agreement effectively limited the interest rate on a portion of our borrowings under the then effective revolving line of credit. We incurred a premium fee of $75 in conjunction with this agreement, which was recorded in Net realized loss on other on our accompanying Consolidated Statements of Operations during the year ended March 31, 2017.

Secured Borrowing

In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our secured second lien term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). In May 2014, we amended the agreement with the third-party to include an additional $0.1 million. ASC Topic 860, “Transfers and Servicing” requires us to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our accompanying Consolidated Statements of Assets and Liabilities reflects the entire secured second lien term debt investment in Ginsey and a corresponding $5.1 million secured borrowing liability. The secured borrowing has a stated fixed interest rate of 7.0% and a maturity date of January 3, 2021.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” to the Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of the Credit Facility is determined using a yield analysis, which includes a DCF calculation and also takes into account the assumptions the Valuation Team believes market participants would use, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield, and interest rate spreads of similar securities as of the measurement date. At March 31, 2018 and 2017, the discount rate used to determine the fair value of the Credit Facility was 30-day LIBOR, plus 2.85% and 3.15%, respectively, per annum, and 30-day LIBOR, plus an unused fee of 0.5% and 0.6% respectively. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding decrease or increase, respectively, in the fair value of the Credit Facility. At each of March 31, 2018 and 2017, the Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in Net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables provide relevant information and disclosures about the Credit Facility as of and for the years ended March 31, 2018 and 2017, as required by ASC 820:

	Level 3 — Borrowings
	Recurring Fair Value Measurements
	Reported in Consolidated
	Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of March 31,
	2018	2017
Credit Facility	$107,500	$69,700

Fair Value Measurements of Borrowings Using Significant Unobservable Inputs (Level 3)
Reported in Consolidated Statements of Assets and Liabilities
Credit
Facility
Year ended March 31, 2018:
Fair value at March 31, 2017	$69,700
Borrowings	132,100
Repayments	(94,800)
Unrealized appreciation	500

Fair value at March 31, 2018	$107,500

Year ended March 31, 2017:
Fair value at March 31, 2016	$95,000
Borrowings	83,400
Repayments	(108,700)

Fair value at March 31, 2017	$69,700

The fair value of the collateral under the Credit Facility was $504.0 million and $448.0 million as of March 31, 2018 and 2017, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In September 2016, we completed a public offering of 2,300,000 shares of 6.25% Series D Cumulative Term Preferred Stock (our “Series D Term Preferred Stock” or “Series D”) at a public offering price of $25.00 per share. Gross proceeds totaled $57.5 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $55.4 million. Total underwriting discounts and offering costs related to this offering were $2.1 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending September 30, 2023, the mandatory redemption date.

The shares of Series D Term Preferred Stock are traded under the ticker symbol GAINM on the Nasdaq Global Select Market (“Nasdaq”). Our Series D Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.25% per year, payable monthly. We are required to redeem all shares of our outstanding Series D Term Preferred Stock on September 30, 2023, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series D Term Preferred Stock, and (2) if we fail to maintain an asset coverage ratio of at least 200% and are unable to correct such failure within a specific amount of time, we are required to redeem a portion of our outstanding Series D Term Preferred Stock or otherwise cure the ratio redemption trigger (and we may also redeem additional securities to cause the asset coverage ratio to be 240%). We may also voluntarily redeem all or a portion of our Series D Term Preferred Stock at our sole option at the redemption price at any time on or after September 30, 2018.

In May 2015, we completed a public offering of 1,610,000 shares of 6.50% Series C Cumulative Term Preferred Stock (our “Series C Term Preferred Stock” or “Series C”) at a public offering price of $25.00 per share. Gross proceeds totaled $40.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.6 million. Total underwriting discounts and offering costs related to this offering were $1.6 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending May 31, 2022, the mandatory redemption date.

The shares of Series C Term Preferred Stock are traded under the ticker symbol GAINN on the Nasdaq. Our Series C Term Preferred Stock is not convertible into our common stock or any other security. Our Series C Term Preferred Stock provides for a fixed dividend equal to 6.50% per year, payable monthly. We are required to redeem all shares of our outstanding Series C Term Preferred Stock on May 31, 2022, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series C Term Preferred Stock, and (2) if we fail to maintain an asset coverage ratio of at least 200% and are unable to correct such failure within a specific amount of time, we are required to redeem a portion of our outstanding Series C Term Preferred Stock or otherwise cure the ratio redemption trigger (and we may also redeem additional securities to cause the asset coverage ratio to be 215%). We may also voluntarily redeem all or a portion of our Series C Term Preferred Stock at our sole option at the redemption price at any time on or after May 31, 2018.

In November 2014, we completed a public offering of 1,656,000 shares of 6.75% Series B Cumulative Term Preferred Stock (our “Series B Term Preferred Stock” or “Series B”) at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $39.7 million. Total underwriting discounts and offering costs related to this offering were $1.7 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending December 31, 2021, the mandatory redemption date.

The shares of Series B Term Preferred Stock are traded under the ticker symbol GAINO on the Nasdaq. Our Series B Term Preferred Stock is not convertible into our common stock or any other security. Our Series B Term Preferred Stock provides for a fixed dividend equal to 6.75% per year, payable monthly. We are required to redeem all shares of our outstanding Series B Term Preferred Stock on December 31, 2021, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series B Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series B Term Preferred Stock or otherwise cure the ratio redemption trigger (and we may also redeem additional securities to cause the asset coverage ratio to be 215%). We may also voluntarily redeem all or a portion of our Series B Term Preferred Stock at our sole option at the redemption price at any time.

In March 2012, we completed an offering of 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock (our “Series A Term Preferred Stock” or “Series A”) at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million, and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.0 million, a portion of which was used to repay borrowings under the Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. Total underwriting discounts and offering costs related to this offering were $2.0 million, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and which, prior to the redemption in September 2016, were amortized over the period ending February 28, 2017, the mandatory redemption date.

In September 2016, we used a portion of the proceeds from the issuance of our Series D Term Preferred Stock to voluntarily redeem all 1.6 million outstanding shares of our Series A Term Preferred Stock, which had a liquidation preference of $25.00 per share. In connection with this voluntary redemption, we incurred a loss on extinguishment of debt of $0.2 million, which has been recorded in Realized loss on other in our accompanying Consolidated Statements of Operations and which was primarily comprised of unamortized deferred issuance costs at the time of redemption.

Prior to its redemption in September 2016, our Series A Term Preferred Stock provided for a fixed dividend equal to 7.125% per year, payable monthly. We were required to redeem all of the outstanding Series A Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Series A Term Preferred Stock was not convertible into our common stock or any other security.

The following tables summarize our Series B Term Preferred Stock, Series C Term Preferred Stock, and Series D Term Preferred Stock outstanding as of March 31, 2018 and 2017:

As of March 31, 2018:

Class of Term Preferred Stock	Ticker Symbol	Date Issued	Mandatory Redemption Date(A)	Interest Rate	Shares Outstanding	Liquidation Preference per Share	Total Liquidation Preference
Series B	GAINO	November 13, 2014	December 31, 2021	6.75%	1,656,000	$25.00	$41,400
Series C	GAINN	May 12, 2015	May 31, 2022	6.50%	1,610,000	25.00	40,250
Series D	GAINM	September 26, 2016	September 30, 2023	6.25%	2,300,000	25.00	57,500

Term preferred stock, gross(B)					5,566,000	$25.00	$139,150
Less: Discounts							(3,535)

Term preferred stock, net(C)							$135,615

As of March 31, 2017:

Class of Term Preferred Stock	Ticker Symbol	Date Issued	Mandatory Redemption Date(A)	Interest Rate	Shares Outstanding	Liquidation Preference per Share	Total Liquidation Preference
Series B	GAINO	November 13, 2014	December 31, 2021	6.75%	1,656,000	$25.00	$41,400
Series C	GAINN	May 12, 2015	May 31, 2022	6.50%	1,610,000	25.00	40,250
Series D	GAINM	September 26, 2016	September 30, 2023	6.25%	2,300,000	25.00	57,500

Term preferred stock, gross(B)					5,566,000	$25.00	$139,150
Less: Discounts							(4,315)

Term preferred stock, net(C)							$134,835

(A)	The optional redemption dates for each of our series of mandatorily redeemable preferred stock are any time on or after December 31, 2017 for our Series B Term Preferred Stock, any time on or after May 31, 2018 for our Series C Term Preferred Stock, and any time on or after September 30, 2018 for our Series D Term Preferred Stock.
(B)	As of March 31, 2018 and 2017, the asset coverage on our senior securities that are stock calculated pursuant to Sections 18 and 61 of the 1940 Act was 237.3% and 235.6%, respectively.
(C)	Reflected as a line item on our accompanying Consolidated Statements of Assets and Liabilities pursuant to the adoption of Accounting Standard Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs.”

The following tables summarize dividends declared by our Board of Directors and paid by us on each of our series of mandatorily redeemable preferred stock during the years ended March 31, 2018, 2017, and 2016:

For the Year Ended March 31, 2018:

Declaration Date	Record Date	Payment Date	Dividend per Share of Series B Term Preferred Stock	Dividend per Share of Series C Term Preferred Stock	Dividend per Share of Series D Term Preferred Stock(A)
April 11, 2017	April 21, 2017	April 28, 2017	$0.140625	$0.135417	$0.13020833
April 11, 2017	May 19, 2017	May 31, 2017	0.140625	0.135417	0.13020833
April 11, 2017	June 21, 2017	June 30, 2017	0.140625	0.135417	0.13020833
July 11, 2017	July 21, 2017	July 31, 2017	0.140625	0.135417	0.13020833
July 11, 2017	August 21, 2017	August 31, 2017	0.140625	0.135417	0.13020833
July 11, 2017	September 20, 2017	September 29, 2017	0.140625	0.135417	0.13020833
October 10, 2017	October 20, 2017	October 31, 2017	0.140625	0.135417	0.13020833
October 10, 2017	November 20, 2017	November 30, 2017	0.140625	0.135417	0.13020833
October 10, 2017	December 19, 2017	December 29, 2017	0.140625	0.135417	0.13020833
January 9, 2018	January 22, 2018	January 31, 2018	0.140625	0.135417	0.13020833
January 9, 2018	February 16, 2018	February 28, 2018	0.140625	0.135417	0.13020833
January 9, 2018	March 20, 2018	March 30, 2018	0.140625	0.135417	0.13020833

		Total	$1.687500	$1.625004	$1.56249996

For the Year Ended March 31, 2017:

Declaration Date	Record Date	Payment Date	Dividend per Series A Term Preferred Share(B)	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share	Dividend per Series D Term Preferred Share
April 12, 2016	April 22, 2016	May 2, 2016	$0.1484375	$0.140625	$0.135417	$—
April 12, 2016	May 19, 2016	May 31, 2016	0.1484375	0.140625	0.135417	—
April 12, 2016	June 17, 2016	June 30, 2016	0.1484375	0.140625	0.135417	—
July 12, 2016	July 22, 2016	August 2, 2016	0.1484375	0.140625	0.135417	—
July 12, 2016	August 22, 2016	August 31, 2016	0.1484375	0.140625	0.135417	—
July 12, 2016	September 21, 2016	September 30, 2016	0.1484375	0.140625	0.135417	—
October 11, 2016	October 21, 2016	October 31, 2016	—	0.140625	0.135417	0.15190972	(C)
October 11, 2016	November 17, 2016	November 30, 2016	—	0.140625	0.135417	0.13020833
October 11, 2016	December 20, 2016	December 30, 2016	—	0.140625	0.135417	0.13020833
January 10, 2017	January 20, 2017	January 31, 2017	—	0.140625	0.135417	0.13020833
January 10, 2017	February 16, 2017	February 28, 2017	—	0.140625	0.135417	0.13020833
January 10, 2017	March 22, 2017	March 31, 2017	—	0.140625	0.135417	0.13020833

		Total	$0.8906250	$1.687500	$1.625004	$0.80295137

For the Year Ended March 31, 2016:

Declaration Date	Record Date	Payment Date	Dividend per Share of Series A Term Preferred Stock	Dividend per Share of Series B Term Preferred Stock	Dividend per Share of Series C Term Preferred Stock(D)
April 14, 2015	April 24, 2015	May 5, 2015	$0.1484375	$0.140625	$—
April 14, 2015	May 19, 2015	May 29, 2015	0.1484375	0.140625	—
April 14, 2015	June 19, 2015	June 30, 2015	0.1484375	0.140625	—
May 14, 2015	June 19, 2015	June 30, 2015	—	—	0.221181	(E)
July 14, 2015	July 24, 2015	August 4, 2015	0.1484375	0.140625	0.135417
July 14, 2015	August 20, 2015	August 31, 2015	0.1484375	0.140625	0.135417
July 14, 2015	September 21, 2015	September 30, 2015	0.1484375	0.140625	0.135417
October 13, 2015	October 26, 2015	November 4, 2015	0.1484375	0.140625	0.135417
October 13, 2015	November 17, 2015	November 30, 2015	0.1484375	0.140625	0.135417
October 13, 2015	December 18, 2015	December 31, 2015	0.1484375	0.140625	0.135417
January 12, 2016	January 22, 2016	February 2, 2016	0.1484375	0.140625	0.135417
January 12, 2016	February 18, 2016	February 29, 2016	0.1484375	0.140625	0.135417
January 12, 2016	March 21, 2016	March 31, 2016	0.1484375	0.140625	0.135417

		Total	$1.7812500	$1.687500	$1.439934

(A)	We issued our Series D Term Preferred Stock on September 26, 2016.
(B)	We voluntarily redeemed all outstanding shares of our Series A Term Preferred Stock on September 30, 2016.
(C)	Represents a combined dividend for a prorated month of September 2016, based upon the issuance date of our Series D Term Preferred Stock, combined with a full month of October 2016.
(D)	We issued our Series C Term Preferred Stock on May 12, 2015.
(E)	Represents a combined dividend for a prorated month of May 2015, based upon the issuance date of our Series C Term Preferred Stock, combined with a full month of June 2015.

The federal income tax characteristics of dividends paid to our preferred stockholders generally constitute ordinary income or capital gains to the extent of our current and accumulated earnings and profits and is reported after the end of the calendar year based on tax information for the full fiscal year. Estimates of tax characterization made on a quarterly basis may not be representative of the actual tax characterization of dividends for the full year. Estimates made on a quarterly basis are updated as of each interim reporting date. The tax characterization of dividends paid to our preferred stockholders during the calendar year ended December 31, 2017 was 93.8% from ordinary income and 6.2% from capital gains. The tax characterization of distributions paid to our preferred stockholders during each of the calendar years ended December 31, 2016 and 2015 was 100% from ordinary income.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities on the balance sheet. Our mandatorily redeemable preferred stock is recorded at the liquidation preference, less discounts, on our accompanying Consolidated Statements of Assets and Liabilities as of March 31, 2018 and 2017. The related dividend payments to preferred stockholders are treated as dividend expense on our accompanying Consolidated Statements of Operations on the ex-dividend date.

The following table summarizes the fair value of each of our series of mandatorily redeemable preferred stock based on the last reported closing sale price as of March 31, 2018 and 2017, each of which we consider to be a Level 1 input within the ASC 820 fair value hierarchy:

	Fair Value as of March 31,
	2018	2017
Series B Term Preferred Stock	$41,814	$42,973
Series C Term Preferred Stock	40,862	41,216
Series D Term Preferred Stock	58,282	58,719

Total	$140,958	$142,908

NOTE 7. REGISTRATION STATEMENT AND COMMON EQUITY OFFERINGS

Registration Statement

On June 16, 2015, we filed a registration statement on Form N-2 (File No. 333-204996) with the SEC and subsequently filed Pre-Effective Amendment No. 1 thereto on July 28, 2015, which the SEC declared effective on July 29, 2015. On June 8, 2016, we filed Post-Effective Amendment No. 1 to the registration statement, which the SEC declared effective on July 28, 2016. On July 28, 2017, we filed Post-Effective Amendment No. 5 to the registration statement, which the SEC declared effective on July 31, 2017. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities, and warrants to purchase common stock, preferred stock, or debt securities, including through concurrent, separate offerings of such securities. As of March 31, 2018, we have the ability to issue up to $220.0 million in securities under the registration statement.

Common Equity Offerings

In February 2018, we entered into equity distribution agreements (commonly referred to as “at-the-market” (“ATM”) programs) with Cantor Fitzgerald & Co. (“Cantor”), Ladenburg Thalmann & Co., Inc., and Wedbush Securities, Inc. (each a “Sales Agent”), under which we have the ability to issue and sell shares of our common stock, from time to time, through the Sales Agents, up to an aggregate offering price of $35.0 million. During the year ended March 31, 2018, we sold 127,412 shares of our common stock under the ATM program with Cantor at a weighted-average gross price of $10.45 per share and raised approximately $1.3 million of gross proceeds. The weighted-average net price per share, after deducting commissions and offering costs borne by us, was $10.24 and resulted in total net proceeds of approximately $1.3 million. These sales were below our then current estimated NAV per share during the sales period, with such discounts ranging from $0.01 per share to $0.07 per share, when comparing the sales price per share, after deducting commissions, to the then current estimated NAV per share; however, the net dilutive effect (after commissions and offering costs borne by us) of these sales was $0.00 per common share. As of March 31, 2018, we had a remaining capacity to sell up to $33.7 million of common stock under the ATM program.

Pursuant to our current registration statement on Form N-2 (File No. 333-204996), in May 2017, we completed a public offering of 2.1 million shares of our common stock at a public offering price of $9.38 per share, which was below our then current NAV of $9.95 per share. Gross proceeds totaled $19.7 million and net proceeds, after deducting underwriting discounts and commissions and offering costs borne by us, were $18.7 million, which were used to repay borrowings under the Credit Facility and for other general corporate purposes. In June 2017, the underwriters partially exercised their over-allotment option and purchased an additional 155,265 shares at the public offering price of $9.38 per share and on the same terms and conditions solely to cover over-allotments, which resulted in gross proceeds of $1.5 million and net proceeds, after deducting underwriting discounts and commissions and offering costs borne by us, of $1.4 million.

Pursuant to our prior registration statement on Form N-2, in March 2015, we completed a public offering of 3.3 million shares of our common stock at a public offering price of $7.40 per share, which was below our then current NAV per share. Gross proceeds totaled $24.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $23.0 million, which was used to repay borrowings under the Credit Facility. In April 2015, the underwriters exercised their option to purchase an additional 495,000 shares at the public offering price of $7.40 per share to cover over-allotments, which resulted in gross proceeds of $3.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, of $3.4 million.

NOTE 8. NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER WEIGHTED AVERAGE COMMON SHARE

The following table sets forth the computation of basic and diluted Net increase in net assets resulting from operations per weighted average common share for the years ended March 31, 2018, 2017, and 2016:

	Year Ended March 31,
	2018	2017	2016
Numerator: net increase in net assets resulting from operations	$60,687	$44,763	$24,854
Denominator: basic and diluted weighted average common shares	32,268,776	30,270,958	30,268,253

Basic and diluted net increase in net assets resulting from operations per weighted average common share	$1.88	$1.48	$0.82

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90% of our Investment Company Taxable Income. The amount to be paid out as distributions to our common stockholders is determined by our Board of Directors quarterly and is based upon management’s estimate of Investment Company Taxable Income and net long-term capital gains. Based on that estimate, our Board of Directors declares monthly distributions, and supplemental distributions, as appropriate, to common stockholders each quarter.

The federal income tax characteristics of distributions paid to our common stockholders is generally reported to stockholders on Internal Revenue Service Form 1099 after the end of each calendar year. Estimates of tax characterization made on a quarterly basis may not be representative of the actual tax characterization of distributions for the full year. Estimates made on a quarterly basis are updated as of each interim reporting date. The tax characterization of distributions paid to our common stockholders during the calendar year ended December 31, 2017 was 93.8% from ordinary income and 6.2% from capital gains. The tax characterization of distributions paid to our common stockholders during each of the calendar years ended December 31, 2016 and 2015 was 100% from ordinary income.

We paid the following monthly distributions to our common stockholders for the years ended March 31, 2018, 2017 and 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2018	April 11, 2017	April 21, 2017	April 28, 2017	$0.064
	April 11, 2017	May 19, 2017	May 31, 2017	0.064
	April 11, 2017	June 5, 2017	June 15, 2017	0.060	(A)
	April 11, 2017	June 21, 2017	June 30, 2017	0.064
	July 11, 2017	July 21, 2017	July 31, 2017	0.064
	July 11, 2017	August 21, 2017	August 31, 2017	0.064
	July 11, 2017	September 20, 2017	September 29, 2017	0.064
	October 10, 2017	October 20, 2017	October 31, 2017	0.065
	October 10, 2017	November 20, 2017	November 30, 2017	0.065
	October 10, 2017	December 5, 2017	December 15, 2017	0.060	(A)
	October 10, 2017	December 19, 2017	December 29, 2017	0.065
	January 9, 2018	January 22, 2018	January 31, 2018	0.065
	January 9, 2018	February 16, 2018	February 28, 2018	0.065
	January 9, 2018	March 20, 2018	March 30, 2018	0.065

		Year Ended March 31, 2018:		$0.894

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2017	April 12, 2016	April 22, 2016	May 2, 2016	$0.0625
	April 12, 2016	May 19, 2016	May 31, 2016	0.0625
	April 12, 2016	June 17, 2016	June 30, 2016	0.0625
	July 12, 2016	July 22, 2016	August 2, 2016	0.0625
	July 12, 2016	August 22, 2016	August 31, 2016	0.0625
	July 12, 2016	September 21, 2016	September 30, 2016	0.0625
	October 11, 2016	October 21, 2016	October 31, 2016	0.0625
	October 11, 2016	November 17, 2016	November 30, 2016	0.0625
	October 11, 2016	December 20, 2016	December 30, 2016	0.0625
	January 10, 2017	January 20, 2017	January 31, 2017	0.0625
	January 10, 2017	February 16, 2017	February 28, 2017	0.0625
	January 10, 2017	March 22, 2017	March 31, 2017	0.0625

		Year Ended March 31, 2017:		$0.75

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2016	April 14, 2015	April 24, 2015	May 5, 2015	$0.0625
	April 14, 2015	May 19, 2015	May 29, 2015	0.0625
	April 14, 2015	June 19, 2015	June 30, 2015	0.0625
	July 14, 2015	July 24, 2015	August 4, 2015	0.0625
	July 14, 2015	August 20, 2015	August 31, 2015	0.0625
	July 14, 2015	September 21, 2015	September 30, 2015	0.0625
	October 13, 2015	October 26, 2015	November 4, 2015	0.0625
	October 13, 2015	November 17, 2015	November 30, 2015	0.0625
	October 13, 2015	December 18, 2015	December 31, 2015	0.0625
	January 12, 2016	January 22, 2016	February 2, 2016	0.0625
	January 12, 2016	February 18, 2016	February 29, 2016	0.0625
	January 12, 2016	March 21, 2016	March 31, 2016	0.0625

		Year Ended March 31, 2016:		$0.75

(A)	Represents a supplemental distribution to common stockholders.

Aggregate distributions to our common stockholders declared quarterly and paid for the years ended March 31, 2018, 2017 and 2016 were $28.9 million, $22.7 million, and $22.7 million, respectively, and were declared based on estimates of Investment Company Taxable Income and net long-term capital gains for the respective fiscal years. For each of the fiscal years ended March 31, 2018, 2017, and 2016, Investment Company Taxable Income, as applicable, exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $8.4 million, $8.2 million, and $6.9 million, respectively, of the first distributions paid to common stockholders in the respective subsequent fiscal year as having been paid in the respective prior year.

The components of our net assets on a tax basis were as follows:

	Year Ended March 31,
	2018	2017
Common stock	$33	$30
Capital in excess of par value	330,661	310,332
Cumulative unrealized appreciation (depreciation) of investments	14,303	(23,590)
Cumulative unrealized appreciation of other	(500)	—
Undistributed ordinary income	8,401	8,210
Undistributed capital gain	2,132	2,316
Other temporary differences	(830)	3,784

Net Assets	$354,200	$301,082

We may retain some or all of our net long-term capital gains, if any, retain and designate them as deemed distributions, or distribute such capital gains to stockholders in cash. If we retain long-term capital gains, we will be subject to federal and state income taxes on such retained capital gains. If we deem long-term capital gains to be distributed, among other consequences, we will pay federal tax on the retained net long-term capital gains, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder, and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. We had no deemed distributions during the years ended March 31, 2018, 2017, and 2016.

For the years ended March 31, 2018 and 2017, we recorded the following adjustments for permanent book-tax differences to reflect tax character. Results of operations, total net assets, and cash flows were not affected by these adjustments.

	Tax Year Ended March 31,
	2018	2017
Net investment income in excess of distributions	$1,591	$1,138
Accumulated net realized gain in excess of distributions	(562)	138
Capital in excess of par value	(1,029)	(1,276)

NOTE 10. FEDERAL AND STATE INCOME TAXES

We intend to continue to maintain our qualifications as a RIC for federal income tax purposes. As a RIC, we are generally not subject to federal income tax on the portion of our taxable income and gains that we distribute to stockholders. To maintain our qualification as a RIC, we must maintain our status as a BDC and meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must distribute to stockholders at least 90% of our Investment Company Taxable Income. Our policy generally is to make distributions to our stockholders in an amount up to 100% of our Investment Company Taxable Income. We may retain some or all of our net long-term capital gains, if any, retain and designate them as deemed distributions, or distribute such gains to stockholders in cash. Because we have distributed or intend to distribute 100% of our Investment Company Taxable Income and net long-term capital gains, no income tax provisions have been recorded for the years ended March 31, 2018, 2017, and 2016.

In an effort to limit federal excise taxes imposed on RICs, a RIC has to distribute to stockholders, during each calendar year, an amount close to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We incurred an excise tax of $0.2 million, $0.4 million, and $0.2 million for the calendar years ended December 31, 2017, 2016 and 2015, respectively.

Under the RIC Modernization Act, we are permitted to carryforward any capital losses that we may incur for an unlimited period, and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. Our capital loss carryforward balance was $0 as of both March 31, 2018 and 2017.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation, or regulatory matters will have a material adverse effect on our financial condition, results of operation, or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and, therefore, as of March 31, 2018 and 2017, we had no established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we enter into arrangements relating to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations, as stipulated in the sales agreements. We record escrow amounts in Restricted cash and cash equivalents, if received in cash but subject to potential obligations or other contractual restrictions, or as escrow receivables in Other assets, net, if not yet received in cash, on our accompanying Consolidated Statements of Assets and Liabilities. We establish reserves and holdbacks against escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not ultimately be released or received at the end of the escrow period. Reserves and holdbacks against escrow amounts were $0.3 million and $0.5 million as of March 31, 2018 and 2017, respectively.

Financial Commitments and Obligations

We may have line of credit, delayed draw term loan, and other uncalled capital commitments to certain of our portfolio companies that have not been fully drawn. Since these line of credit, delayed draw term loan, and other uncalled capital commitments have expiration dates and we expect many will never be fully drawn, the total line of credit, delayed draw term loan, and other uncalled capital commitment amounts do not necessarily represent future cash requirements. In February 2015, we executed a capital call commitment with Tread and its senior credit facility lender, which was terminated in December 2017. Under the terms of the agreement, we were required to fund additional capital up to $10.0 million in Tread, with such commitment limited at all times to the actual amount outstanding under Tread’s senior credit facility. The actual amount outstanding under Tread’s senior credit facility was $0 as of March 31, 2017 and we did not make any capital contributions under the terms of the agreement. We estimate the fair value of the combined unused line of credit, delayed draw term loan, and other uncalled capital commitments as of March 31, 2018 and 2017 to be immaterial.

We have also extended a guaranty on behalf of one of our portfolio companies. During the years ended March 31, 2018 and 2017, we have not been required to make any payments on this guaranty, or any guaranties that existed in previous periods, and we consider the credit risk to be remote and the fair value of the guaranty as of March 31, 2018 and 2017 to be immaterial.

As of March 31, 2018, the following guaranty was outstanding:

•	In February 2010, we executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guaranty was renewed in February of each subsequent year through February 2018 and expires in February 2019, unless it is renewed again by us, CCE and Agricredit.

The following table summarizes the principal balances of unused line of credit, delayed draw term loan, and other uncalled capital commitments and guaranties as of March 31, 2018 and 2017, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	As of March 31,
	2018	2017
Unused line of credit, delayed draw term loan, and other uncalled capital commitments	$6,284	$2,884
Guaranties	2,000	2,000

Total	$8,284	$4,884

NOTE 12. FINANCIAL HIGHLIGHTS

	As of and for the Year Ended March 31,
	2018	2017	2016	2015	2014
Per Common Share Data:
Net asset value at beginning of year (A)	$9.95	$9.22	$9.18	$8.34	$9.10
Income from investment operations(B)
Net investment income	0.68	0.74	0.68	0.75	0.73
Net realized gain (loss) on sale of investments and other	0.04	0.51	(0.15)	—	0.31
Net unrealized appreciation (depreciation) of investments and other	1.16	0.23	0.29	1.13	(1.09)

Total from investment operations	1.88	1.48	0.82	1.88	(0.05)

Effect of equity capital activity(B)
Cash distributions to common stockholders from net investment income(C)	(0.84)	(0.75)	(0.64)	(0.77)	(0.71)
Cash distributions to common stockholders from realized gains(C)	(0.05)	—	(0.11)	—	—
Discounts, commissions, and offering costs	(0.03)	—	(0.01)	(0.03)	—
Net dilutive effect of equity offering(D)	(0.04)	—	(0.03)	(0.22)	—

Total from equity capital activity	(0.96)	(0.75)	(0.79)	(1.02)	(0.71)

Other, net(B)(E)	(0.02)	—	0.01	(0.02)	—

Net asset value at end of year(A)	$10.85	$9.95	$9.22	$9.18	$8.34

Per common share market value at beginning of year	$9.07	$7.02	$7.40	$8.27	$7.31
Per common share market value at end of year	10.10	9.07	7.02	7.40	8.27
Total investment return(F)	21.82%	41.58%	4.82%	11.96%	24.26%
Common stock outstanding at end of year(A)	32,653,635	30,270,958	30,270,958	29,775,958	26,475,958

Statement of Assets and Liabilities Data:
Net assets at end of year	$354,200	$301,082	$279,022	$273,429	$220,837
Average net assets(G)	328,533	294,030	276,293	229,350	231,356

Senior Securities Data:
Total borrowings, at cost	$112,096	$74,796	$100,096	$123,896	$66,250
Mandatorily redeemable preferred stock(H)	139,150	139,150	121,650	81,400	40,000

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(I)	11.08%	10.02%	10.94%	9.48%	7.33%
Ratio of net investment income to average net assets(J)	6.68	7.63	7.50	8.68	8.35

(A)	Based on actual shares outstanding at the end of the corresponding year.
(B)	Based on weighted average basic common share data for the corresponding year.
(C)	The tax character of distributions is determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP. For further information on the estimated character of our distributions to common stockholders, including changes in estimates, as applicable, refer to Note 9 — Distributions to Common Stockholders.
(D)	During the years ended March 31, 2018, 2016, and 2015, the dilution is the result of issuing common shares at a price below the then current NAV per share.
(E)	Represents the impact of the different share amounts (weighted average basic common shares outstanding for the corresponding year and actual common shares outstanding at the end of the year) in the Per Common Share Data calculations and rounding impacts.
(F)	Total return equals the change in the market value of our common stock from the beginning of the year, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, including changes in estimates, as applicable, refer to Note 9 — Distributions to Common Stockholders.
(G)	Calculated using the average balance of net assets at the end of each month of the reporting year.
(H)	Represents the total liquidation preference of our mandatorily redeemable preferred stock.
(I)	Ratio of net expenses to average net assets is computed using total expenses, net of any non-contractual, unconditional, and irrevocable credits of fees from the Adviser. Had we not received any non-contractual, unconditional, and irrevocable credits of fees from the Adviser, the ratio of expenses to average net assets would have been 14.11%, 13.46%, 14.50%, 12.90%, and 10.20% for the fiscal years ended March 31, 2018, 2017, 2016, 2015, and 2014, respectively.
(J)	Had we not received any non-contractual, unconditional, and irrevocable credits of fees from the Adviser, the ratio of net investment income to average net assets would have been 3.66%, 4.19%, 3.94%, 5.26%, and 5.48% for the fiscal years ended March 31, 2018, 2017, 2016, 2015, and 2014, respectively.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

Year ended March 31, 2018	Quarter Ended
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Total investment income	$13,620	$13,132	$16,184	$15,419
Net investment income	5,435	5,750	7,531	3,244
Net increase in net assets resulting from operations	8,141	13,556	17,144	21,846
Net increase in net assets resulting from operations per weighted average common share – basic & diluted	0.26	0.42	0.53	0.67

Year ended March 31, 2017	Quarter Ended
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Total investment income	$14,393	$11,744	$13,374	$12,364
Net investment income	6,812	5,112	5,204	5,294
Net increase (decrease) in net assets resulting from operations	24,534	(102)	10,955	9,376
Net increase (decrease) in net assets resulting from operations per weighted average common share – basic & diluted	0.81	—	0.36	0.31

NOTE 14. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

We had one unconsolidated subsidiary, Galaxy Tool Holding Corporation, which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of or during at least one of the years ended March 31, 2018, 2017 and 2016. Accordingly, audited and unaudited financial statements, as applicable, for this subsidiary have been included as exhibits to this Form 10-K pursuant to Rule 3-09.

NOTE 15. SUBSEQUENT EVENTS

At-the-Market Program

Subsequent to March 31, 2018 and through May 8, 2018, we sold an additional 168,824 shares of our common stock under our ATM program with Cantor at a weighted-average gross price of $11.09 per share and raised approximately $1.9 million of gross proceeds. The weighted-average net price per share, after deducting commissions and offering costs borne by us, was $10.87 and resulted in total net proceeds of approximately $1.8 million. Certain of these sales were below our then current estimated NAV per share during the sales period, with a discount of $0.002 per share, when comparing the sales price per share, after deducting commissions, to the then current estimated NAV per share; however, the net dilutive effect (after commissions and offering costs borne by us) of these sales was $0.00 per common share. In aggregate, these sales were above our then current estimated NAV per share.

Small Business Credit Availability Act

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Directors’ approval; or April 10, 2019.

Distributions and dividends

In April 2018, our Board of Directors declared the following monthly and supplemental distributions to common stockholders and monthly dividends to holders of our Series B Term Preferred Stock, Series C Term Preferred Stock, and Series D Term Preferred Stock:

Record Date	Payment Date	Distribution per Common Share		Dividend per Share of Series B Term Preferred Stock	Dividend per Share of Series C Term Preferred Stock	Dividend per Share of Series D Term Preferred Stock
April 20, 2018	April 30, 2018	$0.067		$0.140625	$0.135417	$0.13020833
May 22, 2018	May 31, 2018	0.067		0.140625	0.135417	0.13020833
June 6, 2018	June 15, 2018	0.060	(A)	—	—	—
June 20, 2018	June 29, 2018	0.067		0.140625	0.135417	0.13020833

	Total for the Quarter:	$0.261		$0.421875	$0.406251	$0.39062499

(A)	Represents a supplemental distribution to common stockholders.

Investment Activity

In April 2018, we invested $29.2 million in Bassett Creek Restoration, Inc. (d/b/a J.R. Johnson, LLC) (“Bassett Creek”) through a combination of secured first lien debt and preferred equity. Bassett Creek, headquartered in Portland, Oregon, is a leading provider of commercial restoration and renovation services to the Oregon and Southwest Washington region.

Part C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

The following financial statements of Gladstone Investment Corporation (the “Company” or the “Registrant”) are included in the Registration Statement in “Part A: Information Required in a Prospectus:”

GLADSTONE INVESTMENT CORPORATION

2.	Exhibits

Exhibit Number	Description

2.a.1	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.a.2	Certificate of Designation of 6.75% Series B Cumulative Term Preferred Stock of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.3 to the Registration Statement on Form 8-A (File No. 001-34007), filed November 7, 2014.

2.a.3	Certificate of Designation of 6.50% Series C Cumulative Term Preferred Stock Due 2022 of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.4 to Registration Statement on Form 8-A (File No. 001-34007), filed May 11, 2015.

2.a.4	Certificate of Amendment to the Certificate of Designation of 6.75% Series B Cumulative Term Preferred Stock of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.6 to the Quarterly Report on Form 10-Q (File No. 814-00704), filed August 4, 2015.

2.a.5	Certificate of Designation of 6.25% Series D Cumulative Term Preferred Stock Due 2023 of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.5 to the Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016.

2.b.1	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.b.2	First Amendment to Amended and Restated Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 814-00704), filed July 10, 2007.

2.c	Not applicable.

2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.d.2	Form of Senior Indenture, incorporated by reference to Exhibit 2.d.2 to the Registration Statement on Form N-2 (File No. 333-138008), filed October 16, 2006.

2.d.3	Form of Subordinated Indenture, incorporated by reference to Exhibit 2.d.3 to the Registration Statement on Form N-2 (File No. 333-138008), filed October 16, 2006.

2.d.4	Specimen 6.75% Series B Cumulative Term Preferred Stock Certificate, incorporated by reference to Exhibit 4.3 to the Registration Statement on Form 8-A (File No. 001-34007), filed November 7, 2014.

2.d.5	Specimen 6.50% Series C Cumulative Term Preferred Stock Certificate due 2022, incorporated by reference to Exhibit 4.4 to the Registration Statement on Form 8-A (File No.001-34007), filed May 11, 2015.

2.d.6	Specimen 6.25% Series D Cumulative Term Preferred Stock Certificate due 2023, incorporated by reference to Exhibit 4.5 to the Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016.

2.d.7	Form of Common Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.8	Form of Preferred Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.6 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.9	Form of Common Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.7 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.10	Form of Preferred Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.11*	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee, with respect to the Form of Senior and Subordinated Indentures.

2.f	Not applicable.

2.g	Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, dated June 22, 2005, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006 (renewed July 11, 2017).

Exhibit Number	Description

2.h.1**	Form of Underwriting Agreement.

2.h.2	Controlled Equity OfferingSM Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Cantor Fitzgerald & Co., dated February 22, 2018, incorporated by reference to Exhibit 2.h.2 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.h.3	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Ladenburg Thalmann & Co. Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.3 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.h.4	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Wedbush Securities Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.i	Not applicable.

2.j.1	Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.j.2	Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated October 19, 2006, incorporated by reference to Exhibit 2.j.2 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.j.3	Amendment No. 1 to Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated April 14, 2009, incorporated by reference to Exhibit 2.j.3 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, dated June 22, 2005, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006 (renewed July 11, 2017).

2.k.2	Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to
Exhibit k.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.k.3	Fifth Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed May 2, 2013.

2.k.4	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Everbank Commercial Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.5	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and AloStar Bank of Commerce, incorporated by reference to
Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.6	Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of June 26, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, a division of KeyBank National Association, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 30, 2014.

2.k.7	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and East West Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.8	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Manufacturers and Traders Trust, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.9	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Customers Bank, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.10	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Talmer Bank and Trust, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.11	Amendment No. 2 to Fifth Amended and Restated Credit Agreement, dated November 16, 2016, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 811-23191), filed November 17, 2016.

2.k.12	Amendment No. 3 to Fifth Amended and Restated Credit Agreement, dated January 20, 2017, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 2.k.12 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-204996), filed May 11, 2017.

2.l*	Opinion of Bass, Berry & Sims PLC.

2.m	Not applicable.

2.n.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 2.l).

2.n.2*	Consent of PricewaterhouseCoopers LLP.

2.n.3*	Report of Independent Registered Public Accounting Firm.

2.n.4*	Consent of Allen, Gibbs & Houlik, L.C.

2.o	Not applicable.

2.p	Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.

2.q	Not applicable.

2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 2.r to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.s.1	Power of Attorney (included in the signature page hereto).

2.s.2*	Computation of Ratio of Earnings to Combined Fixed Charges and Dividends on Mandatorily Redeemable Preferred Stock.

2.s.3*	Financial Statements of Galaxy Tool Holding Corporation and Subsidiary as of and for the years ended December 31, 2017 and 2016 (unaudited).

2.s.4*	Financial Statements of Galaxy Tool Holding Corporation and Subsidiary as of and for the years ended December 31, 2016 and 2015.

2.s.9*	Form of Prospectus Supplement for Common Stock Offerings.

2.s.10*	Form of Prospectus Supplement for Preferred Stock Offering.

2.s.11*	Form of Prospectus Supplement for Rights Offering of Common Stock.

2.s.12*	Form of Prospectus Supplement for Rights Offering of Preferred Stock.

2.s.13*	Form of Prospectus Supplement for Notes.

2.s.14*	Form of Prospectus Supplement for Senior Notes.

2.s.15*	Form of Prospectus Supplement for Warrants for Common Stock.

2.s.16*	Form of Prospectus Supplement for Warrants for Preferred Stock.

*	Filed herewith
**	To be filed by post-effective amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution

Commission registration fee	$37,350
FINRA fee	45,500
Accounting fees and expenses	50,000	*
Legal fees and expenses	130,000	*
Printing and engraving	50,000	*
Miscellaneous fees and expenses	15,000	*

Total	$327,850	*

*	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

The following list sets forth each of the companies considered to be “controlled” by the Registrant as defined by the Investment Company Act of 1940, as of March 31, 2018:

•	Gladstone Business Investment, LLC, a Delaware limited liability company, controlled by the Registrant, through 100% of the voting securities.(1)

•	Galaxy Tool Holding Corporation, incorporated in Delaware, and its subsidiary, controlled by the Registrant, through 63% of the voting securities.(2)

(1)	Subsidiary is included in the Registrant’s consolidated financial statements.
(2)	The Registrant filed separate unaudited financial statements for Galaxy Tool Holding Corporation and its subsidiary as an exhibit to its Annual Report on Form 10-K for the fiscal year ended March 31, 2018, on May 15, 2018.

We may also be deemed to be under “common control” with the following entities: Gladstone Capital Corporation, a Maryland corporation; Gladstone Commercial Corporation, a Maryland corporation; and Gladstone Land Corporation, a Maryland corporation; by virtue of the fact that they are advised by our Adviser, Gladstone Management Corporation, as well as Gladstone Lending Corporation, a Maryland corporation, and Gladstone Participation Fund, LLC, a Delaware limited liability company, because 100% of the voting securities of each are owned by our Adviser.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of our stock at June 1, 2018.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	21
6.75% Series B Cumulative Term Preferred Stock, par value $0.001 per share	1
6.50% Series C Cumulative Term Preferred Stock due 2022, par value $0.001 per share	1
6.25% Series D Cumulative Term Preferred Stock due 2023, par value $0.001 per share	1

Item 30.	Indemnification

Subject to the Investment Company Act of 1940 as amended (the “1940 Act”) or any valid rule, regulation or order of the Securities and Exchange Commission (the “SEC”) thereunder, our amended and restated certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving us or, at our request, any other entity.

In addition, the Advisory Agreement between us and our Adviser, as well as the administration agreement between us and our Administrator, each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as our investment adviser, or the rendering of our Administrator’s services under the administration agreement, or otherwise as an administrator for us, as applicable.

Any underwriting agreement, entered into from time to time by the Registrant, may require the Registrant to indemnify the underwriters named therein and their directors, officers, employees or agents against any actions, claims, damages or other liabilities that may arise in connection with the certain offering of securities pursuant thereto, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC, and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(2)	the Transfer Agent, Computershare, 250 Royall Street, Canton, Massachusetts 02021;

(3)	the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(4)	the Custodian, The Bank of New York Mellon Corp., 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262; and

(5)	the Collateral Custodian, The Bank of New York Mellon Corp., 500 Ross Street, Suite 625 Pittsburgh, Pennsylvania 15262.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	We hereby undertake to suspend the offering of shares until the prospectus is amended if,

(a)	subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or

(b)	the net asset value increases to an amount greater than our net proceeds as stated in the prospectus.

2.	Not applicable.

3.	In the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, we undertake to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering.

4.	We hereby undertake:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	We hereby undertake that:

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

7.	We hereby undertake:

(a)	to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of the Registrant are trading below its net asset value and either (i) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading;

(b)	to file a post-effective amendment to the registration statement in respect of any one or more offerings of the Registrant’s shares (including warrants and/or rights to purchase the shares) below net asset value that will result in greater than 15% dilution, in the aggregate, to existing net asset value per share;

(c)	to file a post-effective amendment to the registration statement in connection with any rights offering; and

(d)	to file a post-effective amendment to the registration statement in connection with any combined offering of securities.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and the Commonwealth of Virginia, on the 5th day of June, 2018.

GLADSTONE INVESTMENT CORPORATION

By:	/s/ DAVID GLADSTONE
David Gladstone
Chairman of the Board and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone and Julia Ryan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the date indicated:

	Signature	Date

By:	/s/ DAVID GLADSTONE David Gladstone	June 5, 2018
Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)

By:	/s/ JULIA RYAN Julia Ryan	June 5, 2018
Chief Financial Officer and Treasurer (principal financial and accounting officer)

By:	/s/ TERRY L. BRUBAKER Terry L. Brubaker	June 5, 2018
Vice Chairman, Chief Operating Officer, and Director

By:	/s/ ANTHONY W. PARKER Anthony W. Parker	June 5, 2018
Director

By:	/s/ MICHELA A. ENGLISH Michela A. English	June 5, 2018
Director

By:	/s/ PAUL W. ADELGREN Paul W. Adelgren	June 5, 2018
Director

By:	/s/ JOHN H. OUTLAND John H. Outland	June 5, 2018
Director

By:	/s/ CAREN D. MERRICK Caren D. Merrick	June 5, 2018
Director

By:	/s/ WALTER H. WILKINSON, JR. Walter H. Wilkinson, Jr.	June 5, 2018
Director

Exhibit List

Exhibit Number	Description

2.a.1	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.a.2	Certificate of Designation of 6.75% Series B Cumulative Term Preferred Stock of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.3 to the Registration Statement on Form 8-A (File No. 001-34007), filed November 7, 2014.

2.a.3	Certificate of Designation of 6.50% Series C Cumulative Term Preferred Stock Due 2022 of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.4 to Registration Statement on Form 8-A (File No. 001-34007), filed May 11, 2015.

2.a.4	Certificate of Amendment to the Certificate of Designation of 6.75% Series B Cumulative Term Preferred Stock of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.6 to the Quarterly Report on Form 10-Q (File No. 814-00704), filed August 4, 2015.

2.a.5	Certificate of Designation of 6.25% Series D Cumulative Term Preferred Stock Due 2023 of Gladstone Investment Corporation, incorporated by reference to Exhibit 3.5 to the Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016.

2.b.1	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.b.2	First Amendment to Amended and Restated Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 814-00704), filed July 10, 2007.

2.c	Not applicable.

2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.d.2	Form of Senior Indenture, incorporated by reference to Exhibit 2.d.2 to the Registration Statement on Form N-2 (File No. 333-138008), filed October 16, 2006.

2.d.3	Form of Subordinated Indenture, incorporated by reference to Exhibit 2.d.3 to the Registration Statement on Form N-2 (File No. 333-138008), filed October 16, 2006.

2.d.4	Specimen 6.75% Series B Cumulative Term Preferred Stock Certificate, incorporated by reference to Exhibit 4.3 to the Registration Statement on Form 8-A (File No. 001-34007), filed November 7, 2014.

2.d.5	Specimen 6.50% Series C Cumulative Term Preferred Stock Certificate due 2022, incorporated by reference to Exhibit 4.4 to the Registration Statement on Form 8-A (File No.001-34007), filed May 11, 2015.

2.d.6	Specimen 6.25% Series D Cumulative Term Preferred Stock Certificate due 2023, incorporated by reference to Exhibit 4.5 to the Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016.

2.d.7	Form of Common Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.8	Form of Preferred Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.6 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.9	Form of Common Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.7 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.10	Form of Preferred Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.11*	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee, with respect to the Form of Senior and Subordinated Indentures.

2.f	Not applicable.

2.g	Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, dated June 22, 2005, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006 (renewed July 11, 2017).

Exhibit Number	Description

2.h.1**	Form of Underwriting Agreement.

2.h.2	Controlled Equity OfferingSM Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Cantor Fitzgerald & Co., dated February 22, 2018, incorporated by reference to Exhibit 2.h.2 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.h.3	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Ladenburg Thalmann & Co. Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.3 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.h.4	Sales Agreement among the Registrant, Gladstone Management Corporation, Gladstone Administration, LLC and Wedbush Securities Inc., dated February 22, 2018, incorporated by reference to Exhibit 2.h.4 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-204996), filed February 22, 2018.

2.i	Not applicable.

2.j.1	Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.j.2	Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated October 19, 2006, incorporated by reference to Exhibit 2.j.2 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.j.3	Amendment No. 1 to Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated April 14, 2009, incorporated by reference to Exhibit 2.j.3 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, dated June 22, 2005, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006 (renewed July 11, 2017).

2.k.2	Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.k.3	Fifth Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed May 2, 2013.

2.k.4	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Everbank Commercial Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.5	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and AloStar Bank of Commerce, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.6	Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of June 26, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, a division of KeyBank National Association, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 30, 2014.

2.k.7	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and East West Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.8	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Manufacturers and Traders Trust, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.9	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Customers Bank, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.10	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Talmer Bank and Trust, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.11	Amendment No. 2 to Fifth Amended and Restated Credit Agreement, dated November 16, 2016, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 811-23191), filed November 17, 2016.

2.k.12	Amendment No. 3 to Fifth Amended and Restated Credit Agreement, dated January 20, 2017, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 2.k.12 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-204996), filed May 11, 2017.

2.l*	Opinion of Bass, Berry & Sims PLC.

2.m	Not applicable.

2.n.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 2.l).

2.n.2*	Consent of PricewaterhouseCoopers LLP.

2.n.3*	Report of Independent Registered Public Accounting Firm.

2.n.4*	Consent of Allen, Gibbs & Houlik, L.C.

2.o	Not applicable.

2.p	Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.

2.q	Not applicable.

2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 2.r to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.s.1	Power of Attorney (included in the signature page hereto).

2.s.2*	Computation of Ratio of Earnings to Combined Fixed Charges and Dividends on Mandatorily Redeemable Preferred Stock.

2.s.3*	Financial Statements of Galaxy Tool Holding Corporation and Subsidiary as of and for the years ended December 31, 2017 and 2016 (unaudited).

2.s.4*	Financial Statements of Galaxy Tool Holding Corporation and Subsidiary as of and for the years ended December 31, 2016 and 2015.

2.s.9*	Form of Prospectus Supplement for Common Stock Offerings.

2.s.10*	Form of Prospectus Supplement for Preferred Stock Offering.

2.s.11*	Form of Prospectus Supplement for Rights Offering of Common Stock.

2.s.12*	Form of Prospectus Supplement for Rights Offering of Preferred Stock.

2.s.13*	Form of Prospectus Supplement for Notes.

2.s.14*	Form of Prospectus Supplement for Senior Notes.

2.s.15*	Form of Prospectus Supplement for Warrants for Common Stock.

2.s.16*	Form of Prospectus Supplement for Warrants for Preferred Stock.

*	Filed herewith
**	To be filed by post-effective amendment.